File No. 2-88816

811-3940

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N‑1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[_]

Post-Effective Amendment No.67	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No.67	[X]

(Check appropriate box or boxes.)

STRATEGIC FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

c/o The Dreyfus Corporation

200 Park Avenue, New York, New York 10166

(Address of Principal Executive Offices)(Zip Code)

            Registrant's Telephone Number, including Area Code: (212) 922-6000

Michael A. Rosenberg, Esq.

200 Park Avenue

New York, New York 10166

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

                        immediately upon filing pursuant to paragraph (b)

            ----

              X          on April 1, 2011 pursuant to paragraph (b)

            ----

                        60 days after filing pursuant to paragraph (a)(1)

            ----

                        on (date)  pursuant to paragraph (a)(1)

            ----

                        75 days after filing pursuant to paragraph (a)(2)

            ----

                        on     (date)       pursuant to paragraph (a)(2) of Rule 485

            ----

If appropriate, check the following box:

                        this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

            ----

Dreyfus Select Managers Small Cap Value Fund

Prospectus April 1, 2011

Class	Ticker
A	DMVAX
C	DMECX
I	DMVIX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	5
Investment Risks	6
Management	8
Shareholder Guide

Choosing a Share Class	11
Buying and Selling Shares	13
General Policies	16
Distributions and Taxes	17
Services for Fund Investors	17
Financial Highlights	19
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 11 of the Prospectus and in the How to Buy Shares section on page B-43 of the fund's Statement of Additional Information. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	1.00	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management fees	.90	.90	.90
Distribution (Rule 12b-1) fees	none	.75	none
Other expenses (including shareholder services fees)	.44	.45	.17
Total annual fund operating expenses	1.34	2.10	1.07

The Dreyfus Corporation has contractually agreed, until at least April 1, 2012, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees and extraordinary expenses) exceed 1.15%. After April 1, 2012, The Dreyfus Corporation may terminate the expense limitation at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$704	$975	$1,267	$2,095
Class C	$313	$658	$1,129	$2,431
Class I	$109	$340	$590	$1,306

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$704	$975	$1,267	$2,095
Class C	$213	$658	$1,129	$2,431
Class I	$109	$340	$590	$1,306

1

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 56.03% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of small cap companies. The fund currently considers small cap companies to be those companies with market capitalizations that fall within the range of companies in the Russell 2000®Value Index at the time of purchase. Because the fund may continue to hold a security whose market capitalization increases or decreases, a substantial portion of the fund's holdings can have market capitalizations outside the range of the Russell 2000® Value Index at any given time. The fund may invest up to 15% of its assets in foreign securities.

The fund uses a "multi-manager" approach by selecting one or more subadvisers to manage the fund’s assets. The fund may hire, terminate or replace subadvisers and modify materials terms and conditions of subadvisory arrangements without shareholder approval. The fund's assets are currently allocated among five subadvisers, each of which acts independently of the others and uses its own methodology to select portfolio investments.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.

• Value stock risk. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically.

• Foreign investment risk. Investments in foreign securities carry additional risks, including exposure to currency fluctuations, less liquidity, less developed or efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

• Multi-manager risk. Each  subadviser makes investment decisions independently, and it is possible that the investment styles of the subadvisers may not complement one another. As a result, the fund’s exposure to a given stock, industry or investment style could unintentionally be greater or smaller than it would have been if the fund had a single adviser. In addition, if one subadviser buys a security during a time frame when another subadviser sells it, the fund will incur transaction costs and the fund’s net position in the security may be approximately the same as it would have been with a single adviser and no such sale and purchase.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

2

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%) Class A
Best Quarter Q3, 2009: 21.03% Worst Quarter Q1, 2009: -13.93%

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (as of 12/31/10) Class (Inception Date)
	1 Year	Since Inception
Class A (12/17/08) returns before taxes	20.28%	25.64%
Class A returns after taxes on distributions	18.52%	24.72%
Class A returns after taxes on distributions and sale of fund shares	13.75%	21.75%
Class C (12/17/08) returns before taxes	25.69%	28.37%
Class I (12/17/08) returns before taxes	27.95%	29.64%
Russell 2000® Value Index reflects no deduction for fees, expenses or taxes*	24.50%	22.52%
*For comparative purposes, the value of the Index on 12/31/08 is used as the beginning value on 12/17/08.
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation. The Dreyfus Corporation has engaged its affiliate, EACM Advisors LLC (EACM), to serve as the fund's portfolio allocation manager, responsible for evaluating and recommending subadvisers for the fund. Keith L. Stransky and Robert B. Mayerick, each of EACM, have been primarily responsible for the evaluation and recommendation of subadvisers since the fund’s inception. Mr. Stransky is the chief investment officer and a senior portfolio manager for EACM, and Mr. Mayerick is a senior vice president and portfolio manager for EACM.

The fund's assets are allocated among five subadvisers – Thompson, Siegel and Walmsley, LLC, Walthausen & Co., Lombardia Capital Partners, LLC, Neuberger Berman Management LLC, and Riverbridge Partners, LLC.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell your shares on any business day by calling 1-800-554-4611 or by visiting www.dreyfus.com. You may also mail your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-5268.

3

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

4

Fund Details

Goal and Approach

The fund seeks capital appreciation. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of small cap companies. The fund currently considers small cap companies to be those companies with market capitalizations that fall within the range of companies in the Russell 2000®Value Index at the time of purchase. Because the fund may continue to hold a security whose market capitalization increases or decreases, a substantial portion of the fund's holdings can have market capitalizations outside the range of the Russell 2000 Value Index at any given time. The Russell 2000 Value Index is  an unmanaged index that measures the performance of those Russell 2000 Index companies (the 2,000 smallest companies in the Russell 3000® Index (the 3,000 largest U.S. companies based on total market capitalization), which represents approximately 10% of the total market capitalization of the Russell 3000 Index) with lower price-to-book ratios and lower forecasted growth values. As of February 28, 2011, the market capitalization of the largest company in the Russell 2000 Value Index was $3.899 billion, and the weighted average and median market capitalizations of the Russell 2000 Value Index were $1.216 billion and $507 million, respectively. These capitalization ranges vary with market changes and periodic reconstitution of the Index. The fund's stock investments may include common stocks, preferred stocks, convertible securities, and securities issued by real estate investment trusts (REITs), including stock purchased in initial public offerings (IPOs) or shortly thereafter. REITs are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate. The fund's portfolio is constructed so as to have a value tilt. The fund may invest up to 15% of its assets in foreign securities.

The fund may, but is not required to, use derivatives, such as futures, options and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy. The fund also may invest in exchange traded funds (ETFs) and similarly structured pooled investments in order to provide exposure to certain equity markets.

The fund uses a "multi-manager" approach by selecting one or more subadvisers to manage the fund's assets. The fund may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval. The Dreyfus Corporation, the fund's investment adviser, has engaged its affiliate, EACM Advisors LLC (EACM), to evaluate and recommend subadvisers for the fund. EACM seeks subadvisers for the fund that complement each other's specific style of investing, consistent with the fund's investment goal, and recommends the portion of the fund's assets to be managed by each subadviser. The percentage of the fund's assets allocated to a subadviser may be adjusted by up to 20 percentage points without the approval of the fund's board. EACM monitors and evaluates the performance of the subadvisers for the fund and will advise and recommend to The Dreyfus Corporation and the fund's board any changes to the fund's subadvisers. The Dreyfus Corporation has ultimate responsibility (subject to oversight by the board) to supervise the subadvisers and recommend the hiring, termination, and replacement of the subadvisers to the board.

The fund's assets are currently allocated among five subadvisers, each of which acts independently of the others and uses its own methodology to select portfolio investments.

Thompson, Siegel and Walmsley, LLC (TS&W) serves as a subadviser to the fund. The initial percentage of the fund's assets allocated to TS&W is approximately 25%. TS&W's investment process uses a combination of quantitative and qualitative methods. The eligible universe of about 2,500 stocks is further refined utilizing a proprietary four-factor screen, combining cash flow yield, relative cash flow multiple analysis, earnings potential and recent price action. From the weekly rankings, 40 – 50 stocks are identified as potential research candidates and typically 4 – 5 stocks are earmarked for in-depth fundamental analysis. Research is focused on 3 key performance drivers: 1. Why is the stock inexpensive? 2. What is changing? 3. Is that change sustainable? Research analysts evaluate proprietary and publicly available information, including broker and independent research, company filings, trade periodicals, and may also speak with company management. Portfolio holdings are continually reviewed for their risk/reward potential and re-ranked using the four-factor screen. Portfolio risk is primarily controlled through diversification by stocks and sectors. TS&W typically sells a stock if the company's fundamentals deteriorate, there is a significant negative earnings revision for the company, or the company's market capitalization exceeds $4.6 billion.

5

Walthausen & Co., LLC (Walthausen) serves as a subadviser to the fund. The initial percentage of the fund's assets allocated to Walthausen is approximately 25%. Walthausen uses a proprietary valuation model to identify companies that are trading at a discount to intrinsic value. Once these companies are identified, Walthausen studies public filings and constructs detailed models to project earnings and cash flows. Walthausen uses quantitative research to measure value by analyzing certain metrics, such as price earnings multiples, price to cash flow, price to book ratios or price to revenue. Walthausen frequently contacts company management and/or industry experts to develop a clearer understanding of each investment idea. Qualitative measurements used by Walthausen include analyzing business models, competitive advantages, corporate activity and management decisions. Final investment decisions are based on Walthausen's internally prepared models and valuation metrics. Walthausen typically sells a stock when the stock reaches Walthausen's appraised value, there is a more attractively priced stock as an alternative, the fundamentals of the business have changed, or Walthausen determines that management of the company is not enhancing shareholder value.

Lombardia Capital Partners, LLC (Lombardia) serves as a subadviser to the fund. The initial percentage of the fund's assets allocated to Lombardia is approximately 20%. Lombardia uses fundamental analysis and bottom-up value oriented stock selection. Lombardia seeks to identify companies whose stocks are trading below what Lombardia estimates to be their intrinsic value over a complete market cycle, typically a period of three years. Lombardia also looks for the presence of a catalyst (such as positive earnings per share revisions, share repurchases, corporate restructurings, or changes in management) that will trigger a price increase and drive the stock to its intrinsic value. Lombardia focuses on companies with strong balance sheets, free cash flow generation, liquidity, high interest coverage and below average levels of debt relative to their industry or sector. The investment process is research driven, primarily internal, and uses key inputs, such as earnings, sales and cash flow estimates, growth rates and a discount rate, to project future valuations. Lombardia typically sells a stock if the stock achieves its price target, it perceives a major change in the long-term outlook for the company or the company's industry, or it determines that a better investment opportunity exists.

Neuberger Berman Management LLC (Neuberger Berman) serves as a subadviser to the fund. The initial percentage of the fund's assets allocated to Neuberger Berman is approximately 20%. Neuberger Berman uses fundamental analysis and bottom-up stock selection. Neuberger Berman seeks to identify companies selling at a material discount to their intrinsic value, where a catalyst can narrow the value/price differential and result in sustainable value creation over time. The investment process involves analyzing cash flows, market valuations and corporate transactions and evaluating company performance, industry trends and potential catalysts (such as a restructuring, merger, management change, spin-off, share repurchase, asset sale, capital reallocation or re-engineering). Specifically, Neuberger Berman identifies publicly traded small cap companies that meet certain valuation criteria, then conducts private-equity style due diligence to establish a company's underlying business or intrinsic value and reviews specific corporate strategies or catalysts that may return the company to its intrinsic value. Neuberger Berman typically sells a stock if the value/price differential narrows significantly, there is a change in the company's strategic plan or the intrinsic value assessment, or portfolio diversification is necessary.

Riverbridge Partners, LLC (Riverbridge) serves as a subadviser to the fund. The initial percentage of the fund's assets allocated to Riverbridge is approximately 10%. Riverbridge employs a bottom-up approach to stock selection. Riverbridge believes earnings power determines the value of a company. Riverbridge focuses on companies that are building their earnings power and intrinsic value. Riverbridge seeks out companies that have strong prospects for earnings growth, pricing flexibility, strong management, a unique product or market niche and the ability to internally finance themselves. Riverbridge typically sells a stock if the company's fundamentals deteriorate, or the quality of information provided by management is questionable.

Investments Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company's products or services.

6

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments are made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop.

• Value stock risk. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically. Investments in foreign securities may have greater exposure to liquidity risk than domestic securities.

• Foreign investment risk. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

• Multi-manager risk. Although EACM, subject to The Dreyfus Corporation's supervision, monitors and seeks to coordinate the overall management of the fund's assets by the subadvisers, each  subadviser makes investment decisions independently, and it is possible that the investment styles of the subadvisers may not complement one another. As a result, the fund’s exposure to a given stock, industry or investment style could unintentionally be greater or smaller than it would have been if the fund had a single adviser. In addition, if one subadviser buys a security during a time frame when another subadviser sells it, the fund will incur transaction costs and the fund’s net position in the security may be approximately the same as it would have been with a single adviser and no such sale and purchase.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

In addition to the principal risks described above, the fund is subject to the following additional risks.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

• Leverage risk. The use of leverage, such as engaging in reverse repurchase agreements, entering into futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify the fund's gains or losses.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument.

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• IPO risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund’s asset base increases, IPOs often have a diminished effect on such fund’s performance.

• Exchange-traded fund (ETF) risk. ETFs typically trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities (or commodities) or the number of securities (or commodities) held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. The fund may invest in ETFs that are not registered under the 1940 Act, including commodity pools registered under the Commodity Exchange Act. The fund will incur brokerage costs when purchasing and selling shares of ETFs.

• Allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of EACM, subject to The Dreyfus Corporation's supervision and approval, to effectively allocate the fund’s assets among the subadvisers. There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal.

• Other potential risks. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund’s after-tax performance.

To the extent the fund invests in the stocks of growth companies, the fund will be subject to the risks associated with such stocks. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Management

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $291 billion in 196 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of .89% of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus is available in the fund's annual report for the fiscal year ended November 30, 2010. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $25.0 trillion in assets under custody and administration and $1.17 trillion in assets under management, and it services more than $12.0 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Dreyfus has engaged its affiliate, EACM, to serve as the fund's portfolio allocation manager, responsible for evaluating and recommending subadvisers for the fund and recommending the portion of the fund's assets to be managed by each subadviser. EACM also is responsible for monitoring and evaluating the performance of the subadvisers for the fund and recommending to Dreyfus and the fund's board whether a subadviser should be terminated. Keith L. Stransky and Robert B. Mayerick, each of EACM, are primarily responsible for the evaluation and recommendation of subadvisers. Mr. Stransky is the chief investment officer (traditional) and a senior portfolio manager for EACM, where he has been employed since 1983. Mr. Mayerick is a senior vice president and portfolio manager for EACM, where he has been employed since 1985. EACM, located at 200 Connecticut Avenue, Sixth Floor, Norwalk, Connecticut 06854-1958,

8

specializes in multi-manager investment programs for institutional and high net worth clients representing approximately $5.3 billion in assets. EACM is a wholly-owned subsidiary of BNY Mellon.

The fund uses a ''multi-manager'' approach by selecting one or more subadvisers to manage the fund's assets. Currently, the fund has selected five subadvisers to manage allocated portions of the fund's assets. The fund and Dreyfus have received an exemptive order from the Securities and Exchange Commission (SEC) that permits the fund, subject to certain conditions and approval by the fund's board, to hire and replace subadvisers and modify subadvisory arrangements without obtaining shareholder approval. The order also relieves the fund from disclosing the subadvisory fees paid by Dreyfus to non-affiliated subadvisers in documents filed with the SEC and provided to shareholders. One of the conditions of the order is that the fund's board, including a majority of the "non-interested" board members, must approve each new subadviser. In addition, the fund is required to provide shareholders with information about each new subadviser within 90 days of the hiring of any new subadviser.

Subadvisers

TS&W, 6806 Paragon Place, Suite 300, Richmond, Virginia 23230, is a Delaware limited liability company founded in 1969. TS&W is a majority-owned subsidiary of Old Mutual (US) Holdings Inc. and an affiliate of Old Mutual Capital. TS&W serves institutional investors, middle market investors, and individuals in managing equity, fixed income, and international investments. Frank H. Reichel, III, CFA has been responsible for the day-to-day management of the portion of the fund's portfolio that is managed by TS&W since the fund's inception. Mr. Reichel has worked as a portfolio manager for TS&W since August 2000 and was named chief investment officer in January 2007. As of February 28, 2011, TS&W had approximately $8.3 billion in assets under management.

Walthausen, 9 Executive Park Drive, Suite B, Clifton Park, New York 12065, was founded in 2007. John B.Walthausen has been responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Walthausen since the fund's inception. Mr.Walthausen is president of Walthausen and was the lead manager of the Paradigm Value Fund from January 2003 until July 2007 and oversaw approximately $1.3 billion in assets when he left Paradigm Capital Management to form Walthausen. As of February 28, 2011, Walthausen had approximately $595 million in assets under management.

Lombardia, 55 South Lake Avenue, Suite 750, Pasadena, California 91101, was founded in 1989 and is 97% employee-owned. Alvin W. Marley, CFA is responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Lombardia. Mr. Marley is a managing director and senior portfolio manager with Lombardia, which he joined in October 2005. Previously, he served as a managing director and head of small cap equities investment at UBS, which he joined in 1997. As of February 28, 2011, Lombardia had approximately $2.9 billion in assets under management.

Neuberger Berman, 605 Third Avenue, New York, New York 10158, is an indirect subsidiary of Neuberger Berman Group LLC, which is 52% owned by senior management members of the firm and 48% by Lehman Brothers Holdings Inc. Benjamin H. Nahum is responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Neuberger Berman since January 2010. Mr. Nahum is a managing director of Neuberger Berman, which he joined in 2008. Previously, he served as executive vice president and principal at David J. Greene and Company, LLC, where he managed the small cap strategy since its inception in 1997. As of February 28, 2011, Neuberger Berman and its affiliates had approximately $196.5 billion in assets under management.

Riverbridge, 801 Nicollet Mall, Midwest Plaza West, Suite 600, Minneapolis, Minnesota 55402, is a Minnesota limited liability company founded in July 1987. Principals Mark A. Thompson, CIO, portfolio manager, Rick D. Moulton, CFA, portfolio manager, Dana L. Feick, CFA, associate portfolio manager, and Philip W. Dobrzynski, CFA, associate portfolio manager, have been responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Riverbridge since the fund's inception. Mr. Thompson co-founded Riverbridge in 1987 and is its chief investment officer responsible for coordinating the efforts of the investment team and overall portfolio compliance to Riverbridge's investment disciplines. Mr. Moulton joined Riverbridge in May 1991 and is responsible for securities analysis and company research across all industry sectors. Mr. Feick joined Riverbridge in January 1992 and is responsible for securities analysis across all industry sectors. Mr. Dobrzynski joined Riverbridge in May 1998 and is responsible for securities analysis across all industry sectors. Each member of the Riverbridge investment team is responsible for both research and portfolio management functions. As of February 28, 2011, Riverbridge had approximately $2.6 billion in assets under management.

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information including compensation, other accounts managed and ownership of fund shares.

MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Rule 12b-1 fees and shareholder services fees are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance,

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respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus, the subadvisers and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

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Shareholder Guide

Choosing a Share Class

The fund is designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirment plan. Third parties with whom you open a fund account may impose policies, limitations and fees that are different from those described in this prospectus. Consult a representative of your financial institution for further information.

This prospectus offers Class A, C and I shares of the fund.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares. A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends. Because the Rule 12b-1 fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

A complete description of these classes follows. You should review these arrangements with your financial representative before determining which class to invest in.

Class A Shares

When you invest in Class A shares,  you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge (see "Sales charge reductions and waivers"). Class A shares are subject to an annual shareholder services fee of .25%.

Since some of your investment  goes to pay an upfront sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

• plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and

• qualify for a reduced or waived sales charge

If you invest $1 million or more  (and are not eligible to purchase Class I shares), Class A shares will always be the most advantageous choice.

	Total Sales Load -- Class A Shares
Amount of Transaction	As a % of Offering Price per Share	As a % of Net Asset Value per Share
Less than $50,000	5.75	6.10
$50,000 to less than $100,000	4.50	4.71
$100,000 to less than $250,000	3.50	3.63
$250,000 to less than $500,000	2.50	2.56
$500,000 to less than $1,000,000	2.00	2.04
$1,000,000 or more	-0-	-0-

No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

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Sales Charge Reductions and Waivers

To receive a reduction or waiver  of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of certain Dreyfus Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

• Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Funds that are subject to a sales charge. For example, if you have $1 million invested in shares of certain other Dreyfus Funds that are subject to a sales charge, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.

• Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

• Combine with family members. You can also count toward the amount of your investment all investments in certain other Dreyfus Funds, in any class of shares that is subject to a sales charge, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges (see "How to Buy Shares" in the SAI).

Class A shares may be purchased  at NAV without payment of a sales charge by the following individuals and entities:

• full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates

• board members of Dreyfus and board members of the Dreyfus Family of Funds

• full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund's distributor

• "wrap" accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund's distributor specifying operating policies and standards

• qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts

• qualified investors who (i) purchase Class A shares directly through the fund's distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares of a Dreyfus Fund and continuously maintained an open account with the distributor in that fund since on or before February 28, 2006

• investors with cash proceeds from the investor's exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus money market fund, the investor and the investor's spouse or minor children become eligible to purchase Class A shares of the fund at NAV, whether or not the investor uses the proceeds of the employment-related stock options to establish the account

• members of qualified affinity groups who purchase Class A shares directly through the fund's distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

• employees participating in qualified or non-qualified employee benefit plans

• shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account

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Class C Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, Class C shares are subject to an annual Rule 12b-1 fee of .75% and an annual shareholder services fee of .25%. Over time, the Rule 12b-1 fees may cost you more than paying an initial sales charge on Class A shares. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class that charges an initial sales charge. There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

• bank trust departments, trust companies and insurance companies that have entered into agreements with the fund's distributor to offer Class I shares to their clients

• institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions, or state and local governments, and IRAs set up under Simplified Employee Pension Plans that have entered into agreements with the fund's distributor to offer Class I shares to such plans

• law firms or attorneys acting as trustees or executors/administrators

• foundations and endowments that make an initial investment in the fund of at least $1 million

• sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund's distributor

• advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

CDSC Waivers

The fund's CDSC on Class A and C shares may be waived in the following cases:

• permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

• redemptions made within one year of death or disability of the shareholder

• redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½

• redemptions made through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

• redemptions from qualified and non-qualified employee benefit plans

Buying and Selling Shares

Dreyfus generally calculates fund NAVs  as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices. Dreyfus generally values fixed income investments based on values supplied by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or prices from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under

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certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Funds that seek tax-exempt income are not recommended for purchase in IRAs or other qualified retirement plans. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors have no access to the fund.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors of the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide — General Policies" for further information about the fund's frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or 401(k) or other retirement plan that has entered into an agreement with the fund's distributor) by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

How to Buy Shares

By Mail – Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to:

The Dreyfus Family of Funds

P.O. Box 55268

Boston, MA 02205-5268

Attn: Institutional Processing

To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the above address.

By Mail – IRA Accounts. To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made. When opening a new account include a completed IRA application, and when making additional investments include an investment slip. Make checks payable to The Dreyfus Family of Funds, and mail to:

The Bank of New York Mellon, Custodian

P.O. Box 55552

Boston, MA 02205-5552

Attn: Institutional Processing

Electronic Check or Wire. To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-554-4611 (inside the U.S. only) for more information.

Dreyfus TeleTransfer.  To purchase additional shares in a regular or IRA account by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call 1-800-554-4611 (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

Automatically. You may purchase additional shares in a regular or IRA account by selecting one of Dreyfus' automatic investment services made available to the fund on your account application or service application. See "Services for Fund Investors."

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

The minimum initial and subsequent investment for regular accounts is $1,000 and $100, respectively. The minimum initial investment for IRAs is $750, with no minimum subsequent investment. The minimum initial investment for educational savings accounts is $500, with no minimum subsequent investment. Investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers' checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

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How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends. As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or refer to the SAI for additional details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

• if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

• the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

By Mail – Regular Accounts. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class,the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to:

The Dreyfus Family of Funds

P.O. Box 55268

Boston, MA 02205-5268

By Mail – IRA Accounts. To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld. Mail your request to:

The Bank of New York Mellon, Custodian

P.O. Box 55552

Boston, MA 02205-5552

A signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

• amounts of $100,000 or more

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

Telephone or Online. To sell shares in a regular account, call Dreyfus at 1-800-554-4611 (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer). For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

If you are over the age of 59 ½, you may redeem shares in an IRA account by calling Dreyfus at 1-800-645-6561. A check will be mailed to your address of record (maximum $250,000 per day).

You may request that redemption proceeds be paid by check and mailed to your address (maximum $250,000 per day). You may request that redemption proceeds be sent to your bank by wire (minimum $1,000/maximum $20,000 per day) or by Dreyfus TeleTransfer (minimum $500/maximum $20,000 per day). Holders of jointly registered fund or bank accounts may redeem by wire or through Dreyfus TeleTransfer up to $500,000 within any 30-day period.

Automatically. You may sell shares in a regular account by calling 1-800-554-4611 (inside the U.S. only) for instructions on how to establish the Dreyfus Automatic Withdrawal Plan. You may sell shares in an IRA account by calling the above number for instructions on the Automatic Withdrawal Plan.

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

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General Policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

• change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

• change its minimum or maximum investment amounts

• delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

• "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

• refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges, automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading. For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain retirement plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through an intermediary (or in the case of a retirement plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

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To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. Dreyfus has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small account policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

High portfolio turnover  and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund  when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Services for Fund Investors

Automatic Services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. If you purchase shares through a third party, the third party may impose different restrictions on these services and privileges, or may not make them available at all. For information, call your financial representative or 1-800-554-4611.

Dreyfus Automatic Asset Builder®  permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

17

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund into another Dreyfus Fund (not available for IRAs).

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of other Dreyfus Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a monthly or quarterly basis, provided your account balance is at least $5,000. Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Exchange Privilege

Generally, you can exchange shares worth $500 or more (no minimum for retirement accounts) into other Dreyfus Funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one. See the SAI for more information regarding exchanges.

Dreyfus TeleTransfer Privilege

To move money between your bank account and your Dreyfus Fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative. Shares held in an IRA or Education Savings Account may not be redeemed through the Dreyfus TeleTransfer privilege.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Reinvestment Privilege

Upon written request, you can reinvest up to the number of Class A shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

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Financial Highlights

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended November 30,
Class A Shares	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	15.24	12.50
Investment Operations:
Investment (loss)--net[b]	(.05)	(.00)[c]
Net realized and unrealized gain (loss) on investments	4.47	2.74
Total from Investment Operations	4.42	2.74
Distributions:
Dividends from net realized gain on investments	(.03)	-
Net asset value, end of period	19.63	15.24
Total Return (%)[d]	29.05	21.92[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.34	2.94[f]
Ratio of net expenses to average net assets	1.32	1.40[f]
Ratio of net investment (loss) to average net assets	(.27)	(.02)[f]
Portfolio Turnover Rate	56.03	48.43[e]
Net Assets, end of period ($ x 1,000)	7,308	6,289
[a]From December 17, 2008 (commencement of operations) to November 30, 2009.
[b]Based on average shares outstanding at each month end.
[c]Amount represents less than $.01 per share.
[d]Exclusive of sales charge.
[e]Not annualized.
[f]Annualized.

	Year Ended November 30,
Class C Shares	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	15.13	12.50
Investment Operations:
Investment (loss)--net[b]	(.18)	(.10)
Net realized and unrealized gain (loss) on investments	4.42	2.73
Total from Investment Operations	4.24	2.63
Distributions:
Dividends from net realized gain on investments	(.03)	-
Net asset value, end of period	19.34	15.13
Total Return (%)[c]	28.07	21.04[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.10	3.70[e]
Ratio of net expenses to average net assets	2.08	2.15[e]
Ratio of net investment (loss) to average net assets	(1.02)	(.77)[e]
Portfolio Turnover Rate	56.03	48.43[d]
Net Assets, end of period ($ x 1,000)	916	617
[a]From December 17, 2008 (commencement of operations) to November 30, 2009.
[b]Based on average shares outstanding at each month end.
[c]Exclusive of sales charge.
[d]Not annualized.
[e]Annualized.

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Financial Highlights (cont’d)

	Year Ended November 30,
Class I Shares	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	15.28	12.50
Investment Operations:
Investment income--net[b]	.00[c]	.03
Net realized and unrealized gain (loss) on investments	4.47	2.75
Total from Investment Operations	4.47	2.78
Distributions:
Dividends from investment income--net	(.00)[c]	-
Dividends from net realized gain on investments	(.03)	-
Total Distributions	(.03)	-
Net asset value, end of period	19.72	15.28
Total Return (%)[c]	29.32	22.24[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.07	1.91[e]
Ratio of net expenses to average net assets	1.06	1.15[e]
Ratio of net investment income to average net assets	.02	.26[e]
Portfolio Turnover Rate	56.03	48.43[d]
Net Assets, end of period ($ x 1,000)	243,304	63,379
[a]From December 17, 2008 (commencement of operations) to November 30, 2009.
[b]Based on average shares outstanding at each month end.
[c]Amount represents less than $.01 per share.
[d]Not annualized.
[e]Annualized.

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NOTES

21

For More Information

Dreyfus Select Managers Small Cap Value Fund

A series of Strategic Funds, Inc.
SEC file number: 811-3940

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

To obtain information:

By telephone. Call 1-800-554-4611

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

© 2011 MBSC Securities Corporation 6246P0411

Dreyfus U.S. Equity Fund

Prospectus April 1, 2011

Class	Ticker
A	DPUAX
C	DPUCX
I	DPUIX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	4
Investment Risks	4
Management	6
Shareholder Guide

Choosing a Share Class	8
Buying and Selling Shares	10
General Policies	13
Distributions and Taxes	14
Services for Fund Investors	14
Financial Highlights	16
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks long-term total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 8 of the Prospectus and in the How to Buy Shares section on page B-41 of the fund's Statement of Additional Information. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	1.00	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management fees	.75	.75	.75
Distribution (Rule 12b-1) fees	none	.75	none
Other expenses (including shareholder services fees)	1.01	1.02	.19
Total annual fund operating expenses	1.76	2.52	.94
Fee waiver and/or expense reimbursement*	(.36)	(.37)	-
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.40	2.15	.94

*The Dreyfus Corporation has contractually agreed, until at least April 1, 2012, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees and extraordinary expenses) exceed 1.15%. After April 1, 2012, The Dreyfus Corporation may terminate the expense limitation at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense waiver/reimbursement by The Dreyfus Corporation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$709	$1,064	$1,443	$2,501
Class C	$318	$749	$1,307	$2,828
Class I	$96	$300	$520	$1,155

You would pay the following expenses if you did not redeem your shares:

1

	1 Year	3 Years	5 Years	10 Years
Class A	$709	$1,064	$1,443	$2,501
Class C	$218	$749	$1,307	$2,828
Class I	$96	$300	$520	$1,155

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 13.62% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies located in the United States. The fund may invest in the securities of companies of any market capitalization. The fund's sub-investment adviser, Walter Scott & Partners Limited (Walter Scott), seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. Walter Scott focuses on individual stock selection, building the fund's portfolio from the bottom up through extensive fundamental research. The investment process begins with the screening of reported company financials. Companies that meet certain broad absolute and trend criteria are candidates for more detailed financial analysis. The fund's portfolio managers select those stocks that meet Walter Scott's criteria where the expected growth rate is available at reasonable valuations. Market capitalization and sector allocations are results of, not part of, the investment process.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.

• Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

2

Year-by-Year Total Returns as of 12/31 each year (%) Class A
Best Quarter Q3, 2009: 13.99% Worst Quarter Q2, 2010: -10.15%

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (as of 12/31/10) Class (Inception Date)
	1 Year	Since Inception
Class A (5/30/08) returns before taxes	6.38%	0.88%
Class A returns after taxes on distributions	6.29%	0.82%
Class A returns after taxes on distributions and sale of fund shares	4.22%	0.73%
Class C (5/30/08) returns before taxes	11.14%	2.42%
Class I (5/30/08) returns before taxes	13.30%	3.50%
MSCI USA Index reflects no deduction for fees, expenses or taxes	14.77%	-2.45%
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation. The Dreyfus Corporation has engaged its affiliate, Walter Scott & Partners Limited (Walter Scott), a wholly owned subsidiary of BNY Mellon, to serve as the fund's sub-investment adviser. Investment decisions for the fund have been made since the fund's inception by Walter Scott's Investment Management Group (IMG) based on proposals from the U.S. Investment Team. The IMG controls and directs the firms investment activity and research policy and is comprised of all the firm's investment directors and senior investment managers. The members of the IMG with the most significant responsibility for day to day managed of the fund are Ian Clark, Jane Henderson, Roy Leckie, Charlie Macquaker and Rodger Nisbet are the Primary Members of the IMG. Mr. Clark is a director of Walter Scott, Ms. Henderson is the Managing Director of Walter Scott, Mr. Leckie is a director of Walter Scott and co-leader of the IMG, Mr. Macquaker is a director of Walter Scott and co-leader of the IMG, Mr. Nisbet is the Deputy Chairman of Walter Scott.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell your shares on any business day by calling 1-800-554-4611 or by visiting www.dreyfus.com. You may also mail your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-5268.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

3

Fund Details

Goal and Approach

The fund seeks long-term total return. This objective may be changed by the fund's board, upon 60 day's prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies located in the United States. The fund may invest in the securities of companies of any market capitalization. The fund's equity investments may include common stocks, preferred stocks, convertible securities and warrants.

The fund's sub-investment adviser, Walter Scott & Partners Limited (Walter Scott), seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. Walter Scott focuses on individual stock selection, building the fund's portfolio from the bottom up through extensive fundamental research.

The investment process begins with the screening of reported company financials. Companies that meet certain broad absolute and trend criteria are candidates for more detailed financial analysis. For these companies, Walter Scott restates the company's income statement, flow of funds, and balance sheet to a cash basis. This analysis assists Walter Scott in identifying the nature of operating margin and value added, the variables contributing to value added, the operating efficiencies, the working capital management, the profitability and the financing model of the company. If a company passes Walter Scott's more stringent financial criteria, Walter Scott then conducts a detailed investigation of the company's products, cost and pricing, competition and industry position and outlook. Walter Scott may visit companies that meet its collective criteria with a view to understanding whether the company has the ability to generate sustained growth in the future. Walter Scott uses various valuation measures, including price-to-earnings ratio versus growth rate, price-to-cash and price-to-book. The fund's portfolio managers select those stocks that meet Walter Scott's criteria where the expected growth rate is available at reasonable valuations. A buy proposal must obtain unanimous backing from the investment team while a sell decision requires one dissenting voice.

Market capitalization and sector allocations are results of, not part of, the investment process. Walter Scott does not use benchmark indices as a tool for active portfolio management. Traditional benchmark indices, however, may be helpful in measuring investment returns, and the fund's investment returns generally will be compared to those of the Morgan Stanley Capital International (MSCI) USA Index. The MSCI USA Index is an unmanaged, market capitalization-weighted index that is designed to measure the performance of publicly traded stocks issued by companies in the United States. Although the fund invests primarily in equity securities of U.S. issuers, the fund may invest up to 15% of its assets in equity securities of foreign issuers, including those in emerging market countries.

Walter Scott believes that a patient investment approach is necessary to give the companies in which the fund invests an opportunity to realize their growth potential. Accordingly, it is expected that the fund typically will maintain a low annual portfolio turnover rate.

Walter Scott typically sells a stock when it no longer possesses the characteristics that caused its purchase. A stock may be a sell candidate when its valuation reaches or exceeds its calculated fair value, or there are deteriorating fundamentals. Walter Scott may reduce the weighting of a stock held by the fund if it becomes overweighted as determined by Walter Scott.

The fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy.

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market

4

conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company's products or services.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments are made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop.

• Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

In addition to the principal risks described above, the fund is subject to the following additional risks.

• Foreign investment risk. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically. Investments in foreign securities may have greater exposure to liquidity risk than domestic securities.

• Leverage risk. The use of leverage, such as engaging in reverse repurchase agreements, entering into futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify the fund's gains or losses.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument. The fund may be required to segregate liquid assets in connection with the purchase of derivative instruments.

• IPO risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund’s asset base increases, IPOs often have a diminished effect on such fund’s performance.

5

• Other potential risks. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

Management

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $291 billion in 196 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.75% of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus is available in the fund' annual report for the fiscal year ended November 30, 2010. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $25.0 trillion in assets under custody and administration and $1.17 trillion in assets under management, and it services more than $12.0 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Dreyfus has engaged its affiliate, Walter Scott & Partners Limited (Walter Scott), located at One Charlotte Square, Edinburgh, Scotland, UK, to serve as the fund's sub-investment adviser. Walter Scott is a wholly owned subsidiary of BNY Mellon. As of February 28, 2011, Walter Scott had approximately $47.2 billion in assets under management. Walter Scott, subject to Dreyfus' supervision and approval, provides investment advisory assistance and research and the day-to-day management of the fund's investments.

Investment decisions for the fund have been made since the fund's inception by Walter Scott’s Investment Management Group (IMG) based on proposals from the U.S. Investment Team. The IMG controls and directs the firms investment activity and research policy and is comprised of all the firm’s investment directors and senior investment managers. The members of the IMG with the most significant responsibility for day to day managed of the fund are Ian Clark, Jane Henderson, Roy Leckie, Charlie Macquaker and Rodger Nisbet are the Primary Members of the IMG. Mr. Clark is a director of Walter Scott and joined the firm in 1983. Ms. Henderson, Managing Director of Walter Scott has been with the firm since 1995. Mr. Leckie, who is a director of Walter Scott and co-leader of the IMG has been in the firm since 1995. Mr. Macquaker, who is also a director of Walter Scott and co-leader of the IMG, joined the firm in 1991. Mr. Nisbet, the Deputy Chairman of Walter Scott, joined the firm in 1993.

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Rule 12b-1 fees and shareholder services fees are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some

6

cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus, Walter Scott and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

Performance Information for Related Accounts

The fund's portfolio managers follow substantially the same investment policies and strategies managing the fund's assets as they do managing certain discretionary investment management accounts managed by Walter Scott (collectively, the “Related Accounts”). The following tables show the returns for the Related Accounts and for the MSCI USA Index. The Index information is provided to represent the investment environment existing at the time periods shown. The Index is unmanaged and an investor may not invest directly in the Index. Investors should not consider this performance data as an indication of the future performance of the fund or the Related Accounts.

The performance figures for the Related Accounts reflect the deduction of a 1% management fee, which is the highest management fee, charged any investor in the Related Accounts during the periods shown, and not the management fee charged to the fund. Actual fees charged investors in the Related Accounts vary and are available upon request from Walter Scott. The performance of the Related Accounts could have been adversely affected by the imposition of certain regulatory requirements, restrictions and limitations, if such accounts had been regulated as investment companies under the U.S. federal securities and tax laws. Additionally, although it is anticipated that the fund and the Related Accounts may hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of fund shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular fund holdings. The performance information does not reflect the deduction of any applicable sales loads which, if reflected, would reduce the performance quoted. In addition, the fund's total operating expenses are expected to be higher than those of the Related Accounts; if the fund's expenses were reflected, the performance shown would be lower. Please remember that past performance is not indicative of future returns, and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Historical performance information for the Related Accounts and the MSCI USA Index is shown below. The performance information was prepared and presented in compliance with the Global Investment Performance Standards (GIPS®). All returns are calculated in U.S. dollars and reflect the reinvestment of dividends and other distributions.

Additional information regarding Walter Scott's policies and procedures for calculating and reporting performance returns, and a listing and description of all of its composites, are available upon request for financial advisors by calling 1-800-334-6899 and for individual shareholders by calling 1-800-554-4611. Walter Scott's performance data (gross of fees) has been verified by an independent verifier on a biannual basis through June 30, 2010.

Walter Scott U.S. Equity Composite
Annual total returns for the year ended December 31,

Period	Related Accounts total return	MSCI USA Index return	Number of Portfolios	Composite dispersion (range)	Total composite assets (millions)	Percentage of Firm assets
2010	13.67%	14.77%	4	0.08%	245.1	0.5%
2009	32.43%	26.25%	2	0.91%	62.4	0.2%
2008	(25.11%)	(37.57%)	2	1.93%	52.3	0.3%
2007	12.30%	5.44%	3	0.60%	93.9	0.3%
Walter Scott U.S. Equity Composite
Average annual total returns as of 12/31/10

	1 Year	3 Years	Since Inception (1/1/07)
Related Accounts	13.67%	4.54%	6.66%
MSCI USA Index	14.77%	-3.29%	-1.17%

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Shareholder Guide

Choosing a Share Class

The fund is designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirment plan. Third parties with whom you open a fund account may impose policies, limitations and fees that are different from those described in this prospectus. Consult a representative of your financial institution for further information.

This prospectus offers Class A, C and I shares of the fund.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares. A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends. Because the Rule 12b-1 fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

A complete description of these classes follows. You should review these arrangements with your financial representative before determining which class to invest in.

Class A Shares

When you invest in Class A shares,  you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge (see "Sales charge reductions and waivers"). Class A shares are subject to an annual shareholder services fee of .25%.

Since some of your investment  goes to pay an upfront sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

• plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and

• qualify for a reduced or waived sales charge

If you invest $1 million or more  (and are not eligible to purchase Class I shares), Class A shares will always be the most advantageous choice. Shareholders who received Class A shares in exchange for Class T shares of the fund may be eligible for lower sales charges. See the SAI for further details.

	Total Sales Load -- Class A Shares
Amount of Transaction	As a % of Offering Price per Share	As a % of Net Asset Value per Share
Less than $50,000	5.75	6.10
$50,000 to less than $100,000	4.50	4.71
$100,000 to less than $250,000	3.50	3.63
$250,000 to less than $500,000	2.50	2.56
$500,000 to less than $1,000,000	2.00	2.04
$1,000,000 or more	-0-	-0-

No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

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Sales Charge Reductions and Waivers

To receive a reduction or waiver  of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of certain Dreyfus Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

• Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Funds that are subject to a sales charge. For example, if you have $1 million invested in shares of certain other Dreyfus Funds that are subject to a sales charge, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.

• Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

• Combine with family members. You can also count toward the amount of your investment all investments in certain other Dreyfus Funds, in any class of shares that is subject to a sales charge, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges (see "How to Buy Shares" in the SAI).

Class A shares may be purchased  at NAV without payment of a sales charge by the following individuals and entities:

• full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates

• board members of Dreyfus and board members of the Dreyfus Family of Funds

• full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund's distributor

• "wrap" accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund's distributor specifying operating policies and standards

• qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts

• qualified investors who (i) purchase Class A shares directly through the fund's distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares of a Dreyfus Fund and continuously maintained an open account with the distributor in that fund since on or before February 28, 2006

• investors with cash proceeds from the investor's exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus money market fund, the investor and the investor's spouse or minor children become eligible to purchase Class A shares of the fund at NAV, whether or not the investor uses the proceeds of the employment-related stock options to establish the account

• members of qualified affinity groups who purchase Class A shares directly through the fund's distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

• employees participating in qualified or non-qualified employee benefit plans

• shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account

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Class C Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, Class C shares are subject to an annual Rule 12b-1 fee of .75% and an annual shareholder sevices fee of .25%. Over time, the Rule 12b-1 fees may cost you more than paying an initial sales charge on Class A shares. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class that charges an initial sales charge. There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

• bank trust departments, trust companies and insurance companies that have entered into agreements with the fund's distributor to offer Class I shares to their clients

• institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions, or state and local governments, and IRAs set up under Simplified Employee Pension Plans that have entered into agreements with the fund's distributor to offer Class I shares to such plans

• law firms or attorneys acting as trustees or executors/administrators

• foundations and endowments that make an initial investment in the fund of at least $1 million

• sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund's distributor

• advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

CDSC Waivers

The fund's CDSC on Class A and C shares may be waived in the following cases:

• permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

• redemptions made within one year of death or disability of the shareholder

• redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½

• redemptions made through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

• redemptions from qualified and non-qualified employee benefit plans

Buying and Selling Shares

Dreyfus generally calculates fund NAVs  as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices. Dreyfus generally values fixed income investments based on values supplied by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or prices from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under

10

certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Funds that seek tax-exempt income are not recommended for purchase in IRAs or other qualified retirement plans. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors have no access to the fund.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors of the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide — General Policies" for further information about the fund's frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or 401(k) or other retirement plan that has entered into an agreement with the fund's distributor) by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

How to Buy Shares

By Mail – Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to:

The Dreyfus Family of Funds

P.O. Box 55268

Boston, MA 02205-5268

Attn: Institutional Processing

To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the above address.

By Mail – IRA Accounts. To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made. When opening a new account include a completed IRA application, and when making additional investments include an investment slip. Make checks payable to The Dreyfus Family of Funds, and mail to:

The Bank of New York Mellon, Custodian

P.O. Box 55552

Boston, MA 02205-5552

Attn: Institutional Processing

Electronic Check or Wire. To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-554-4611 (inside the U.S. only) for more information.

Dreyfus TeleTransfer.  To purchase additional shares in a regular or IRA account by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call 1-800-554-4611 (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

Automatically. You may purchase additional shares in a regular or IRA account by selecting one of Dreyfus' automatic investment services made available to the fund on your account application or service application. See "Services for Fund Investors."

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

The minimum initial and subsequent investment for regular accounts is $1,000 and $100, respectively. The minimum initial investment for IRAs is $750, with no minimum subsequent investment. The minimum initial investment for educational savings accounts is $500, with no minimum subsequent investment. Investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

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How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends. As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or refer to the SAI for additional details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

• if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

• the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

By Mail – Regular Accounts. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to:

The Dreyfus Family of Funds

P.O. Box 55268

Boston, MA 02205-5268

By Mail – IRA Accounts. To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld. Mail your request to:

The Bank of New York Mellon, Custodian

P.O. Box 55552

Boston, MA 02205-5552

A signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

• amounts of $100,000 or more

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

Telephone or Online. To sell shares in a regular account, call Dreyfus at 1-800-554-4611 (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer). For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

If you are over the age of 59 ½, you may redeem shares in an IRA account by calling Dreyfus at 1-800-645-6561. A check will be mailed to your address of record (maximum $250,000 per day).

You may request that redemption proceeds be paid by check and mailed to your address (maximum $250,000 per day). You may request that redemption proceeds be sent to your bank by wire (minimum $1,000/maximum $20,000) or by Dreyfus TeleTransfer (minimum $500/maximum $20,000). Holders of jointly registered fund or bank accounts may redeem by wire or through Dreyfus TeleTransfer up to $500,000 within any 30-day period.

Automatically. You may sell shares in a regular account by calling 1-800-554-4611 (inside the U.S. only) for instructions on how to establish the Dreyfus Automatic Withdrawal Plan. You may sell shares in an IRA account by calling the above number for instructions on the Automatic Withdrawal Plan.

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

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General Policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

• change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

• change its minimum or maximum investment amounts

• delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

• "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

• refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges, automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading. For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain retirement plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through an intermediary (or in the case of a retirement plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

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To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. Dreyfus has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small account policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

High portfolio turnover  and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund  when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Services for Fund Investors

Automatic Services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. If you purchase shares through a third party, the third party may impose different restrictions on these services and privileges, or may not make them available at all. For information, call your financial representative or 1-800-554-4611.

Dreyfus Automatic Asset Builder®  permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

14

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund into another Dreyfus Fund (not available for IRAs).

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of other Dreyfus Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a monthly or quarterly basis, provided your account balance is at least $5,000. Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Exchange Privilege

Generally, you can exchange shares worth $500 or more (no minimum for retirement accounts) into other Dreyfus Funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one. See the SAI for more information regarding exchanges.

Dreyfus TeleTransfer Privilege

To move money between your bank account and your Dreyfus Fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative. Shares held in an IRA or Education Savings Account may not be redeemed through the Dreyfus TeleTransfer privilege.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Reinvestment Privilege

Upon written request, you can reinvest up to the number of Class A shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

15

Financial Highlights

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended November 30,
Class A Shares	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	11.68	9.14	12.50
Investment Operations:
Investment income--net[b]	.01	.04	.02
Net realized and unrealized gain (loss) on investments	1.16	2.53	(3.38)
Total from Investment Operations	1.17	2.57	(3.36)
Distributions:
Dividends from investment income--net	(.02)	(.03)	-
Net asset value, end of period	12.83	11.68	9.14
Total Return (%)[c]	10.01	28.19	(26.88)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.76	4.65	5.54[e]
Ratio of net expenses to average net assets	1.40	1.40	1.40[e]
Ratio of net investment income to average net assets	.04	.42	.33[e]
Portfolio Turnover Rate	13.62	31.79	7.98[d]
Net Assets, end of period ($ x 1,000)	2,424	3,884	2,618
[a]From May 30, 2008 (commencement of operations) to November 30, 2008.
[b]Based on average shares outstanding at each month end.
[c]Exclusive of sales charge.
[d]Not annualized.
[e]Annualized.

	Year Ended November 30,
Class C Shares	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	11.58	9.11	12.50
Investment Operations:
Investment (loss)--net[b]	(.09)	(.03)	(.02)
Net realized and unrealized gain (loss) on investments	1.16	2.50	(3.37)
Total from Investment Operations	1.07	2.47	(3.39)
Net asset value, end of period	12.65	11.58	9.11
Total Return (%)[c]	9.24	27.11	(27.12)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.52	5.83	6.30[e]
Ratio of net expenses to average net assets	2.15	2.15	2.14[e]
Ratio of net investment (loss) to average net assets	(.71)	(.27)	(.41)[e]
Portfolio Turnover Rate	13.62	31.79	7.98[d]
Net Assets, end of period ($ x 1,000)	312	497	374
[a]From May 30, 2008 (commencement of operations) to November 30, 2008.
[b]Based on average shares outstanding at each month end.
[c]Exclusive of sales charge.
[d]Not annualized.
[e]Annualized.

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Financial Highlights (cont’d)

	Year Ended November 30,
Class I Shares	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	11.70	9.16	12.50
Investment Operations:
Investment income--net[b]	.07	.05	.03
Net realized and unrealized gain (loss) on investments	1.15	2.54	(3.37)
Total from Investment Operations	1.22	2.59	(3.34)
Distributions:
Dividends from investment income--net	(.04)	(.05)	-
Net asset value, end of period	12.88	11.70	9.16
Total Return (%)	10.47	28.36	(26.72)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94	3.77	5.25[d]
Ratio of net expenses to average net assets	.94	1.15	1.14[d]
Ratio of net investment income to average net assets	.56	.54	.59[d]
Portfolio Turnover Rate	13.62	31.79	7.98[d]
Net Assets, end of period ($ x 1,000)	144.771	1,870	366
[a]From May 30, 2008 (commencement of operations) to November 30, 2008.
[b]Based on average shares outstanding at each month end.
[c]Not annualized.
[d]Annualized.

17

For More Information

Dreyfus U.S. Equity Fund

A series of Strategic Funds, Inc.
SEC file number: 811-3940

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

To obtain information:

By telephone. Call 1-800-554-4611

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

© 2011 MBSC Securities Corporation 6011P0411

Global Stock Fund

Prospectus April 1, 2011

Class	Ticker
A	DGLAX
C	DGLCX
I	DGLRX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	4
Investment Risks	4
Management	6
Shareholder Guide

Choosing a Share Class	8
Buying and Selling Shares	10
General Policies	13
Distributions and Taxes	14
Services for Fund Investors	14
Financial Highlights	16
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks long-term total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 8 of the Prospectus and in the How to Buy Shares section on page B-41 of the fund's Statement of Additional Information. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	1.00	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management fees	.85	.85	.85
Distribution (Rule 12b-1) fees	none	.75	none
Other expenses (including shareholder services fees)	.47	.49	.11
Total annual fund operating expenses	1.32	2.09	.96

The Dreyfus Corporation has contractually agreed, until at least April 1, 2012, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees and extraordinary expenses) exceed 1.25%. After April 1, 2012, The Dreyfus Corporation may terminate the expense limitation at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$702	$969	$1,257	$2,074
Class C	$312	$655	$1,124	$2,421
Class I	$98	$306	$531	$1,178

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$702	$969	$1,257	$2,074
Class C	$212	$655	$1,124	$2,421
Class I	$98	$306	$531	$1,178

1

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 7.50% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund's investments will be focused on companies located in the developed markets, such as the United States, Canada, Japan, Australia, Hong Kong and Western Europe. The fund ordinarily invests in at least three countries, and, at times, may invest a substantial portion of its assets in a single country. The fund may invest in the securities of companies of any market capitalization. The fund's sub-investment adviser, Walter Scott & Partners Limited (Walter Scott), seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. Walter Scott focuses on individual stock selection, building the fund's portfolio from the bottom up through extensive fundamental research. The investment process begins with the screening of reported company financials. Companies that meet certain broad absolute and trend criteria are candidates for more detailed financial analysis. The fund's portfolio managers select those stocks that meet Walter Scott's criteria where the expected growth rate is available at reasonable valuations. Geographic and sector allocations are results of, not part of, the investment process.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Foreign investment risk. Investments in foreign securities carry additional risks, including exposure to currency fluctuations, less liquidity, less developed or efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. The fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. To the extent the fund's investment are concentrated in one or a limited number of foreign countries, the fund's performance could be more volatile than that of more geographically diversified funds.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, which will reduce the value of investments denominated in those currencies held by the fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

2

Year-by-Year Total Returns as of 12/31 each year (%) Class A
Best Quarter Q2, 2009: 15.95% Worst Quarter Q4, 2008: -18.82%

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (as of 12/31/10) Class (Inception Date)
	1 Year	Since Inception
Class A (12/29/06) returns before taxes	3.81%	1.31%
Class A returns after taxes on distributions	3.75%	1.26%
Class A returns after taxes on distributions and sale of fund shares	2.72%	1.16%
Class C (12/29/06) returns before taxes	8.36%	2.06%
Class I (12/29/06) returns before taxes	10.59%	3.17%
MSCI World Index reflects no deduction for fees, expenses or taxes	11.76%	-0.53%
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation. The Dreyfus Corporation has engaged its affiliate, Walter Scott & Partners Limited (Walter Scott), a wholly owned subsidiary of BNY Mellon, to serve as the fund's sub-investment adviser. Investment decisions for the fund have been made since the fund's inception by Walter Scott's Investment Management Group (IMG). The IMG governs investment policy at Walter Scott and is comprised of all the firm's investment directors and senior investment managers. The members of the IMG with the most significant responsibility for day to day management of the fund's portfolio are Jane Henderson, the Managing Director of Walter Scott, Roy Leckie, a director of Walter Scott and co-leader of the IMG, Charlie Macquaker, a director of Walter Scott and co-leader of the IMG, Rodger Nisbet, the Deputy Chairman of Walter Scott, and Dr. Kenneth J. Lyall, the Chairman of Walter Scott.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell your shares on any business day by calling 1-800-554-4611 or by visiting www.dreyfus.com. You may also mail your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-5268.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

3

Fund Details

Goal and Approach

The fund seeks long-term total return. This objective may be changed by the fund’s board, upon 60 day's prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund's investments will be focused on companies located in the developed markets, such as the United States, Canada, Japan, Australia, Hong Kong and Western Europe. The fund ordinarily invests in at least three countries, and, at times, may invest a substantial portion of its assets in a single country. The fund may invest in the securities of companies of any market capitalization. The fund's stock investments may include common stocks, preferred stocks, convertible securities and warrants.

The fund's sub-investment adviser, Walter Scott & Partners Limited (Walter Scott), seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. Walter Scott focuses on individual stock selection, building the fund's portfolio from the bottom up through extensive fundamental research.

The investment process begins with the screening of reported company financials. Companies that meet certain broad absolute and trend criteria are candidates for more detailed financial analysis. For these companies, Walter Scott restates the company's income statement, flow of funds, and balance sheet to a cash basis. This analysis assists Walter Scott in identifying the nature of operating margin and value added, the variables contributing to value added, the operating efficiencies, the working capital management, the profitability and the financing model of the company. If a company passes Walter Scott's more stringent financial criteria, Walter Scott then conducts a detailed investigation of the company's products, cost and pricing, competition and industry position and outlook. Walter Scott may visit companies that meet its collective criteria with a view to understanding whether the company has the ability to generate sustained growth in the future. Walter Scott uses various valuation measures, including price-to-earnings ratio versus growth rate, price-to-cash and price-to-book. The fund's portfolio managers select those stocks that meet Walter Scott's criteria where the expected growth rate is available at reasonable valuations. A buy proposal must obtain unanimous backing from the investment team while a sell decision requires one dissenting voice.

Geographic and sector allocations are results of, not part of, the investment process. Walter Scott does not use benchmark indices as a tool for active portfolio management. Traditional benchmark indices, however, may be helpful in measuring investment returns, and the fund's investment returns generally will be compared to those of the Morgan Stanley Capital International (MSCI) World Index. The MSCI World Index is a free float-adjusted, market capitalization index that is designed to measure the equity market performance of developed markets, including the United States, Canada, Australia, Europe, New Zealand and the Far East. Although the fund's investments will be focused among the major developed markets of the world, the fund may invest up to 20% of its assets in emerging markets.

Walter Scott believes that a patient investment approach is necessary to give the companies in which the fund invests an opportunity to realize their growth potential. Accordingly, it is expected that the fund typically will maintain a low annual portfolio turnover rate.

Walter Scott typically sells a stock when it no longer possesses the characteristics that caused its purchase. A stock may be a sell candidate when its valuation reaches or exceeds its calculated fair value, or there are deteriorating fundamentals. Walter Scott may reduce the weighting of a stock held by the fund if it becomes overweighted as determined by Walter Scott.

The fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy. The currency exposure of the fund's portfolio may be substantially unhedged to the U.S. dollar, but, at times, Walter Scott may seek to manage currency risk by hedging a portion of the fund's currency exposure to the U.S. dollar.

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

4

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company's products or services.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Foreign investment risk. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. To the extent the fund's investment are concentrated in one or a limited number of foreign countries, the fund's performance could be more volatile than that of more geographically diversified funds.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

In addition to the principal risks described above, the fund is subject to the following additional risks.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments are made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop.

• Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically. Investments in foreign securities may have greater exposure to liquidity risk than domestic securities.

• Leverage risk. The use of leverage, such as engaging in reverse repurchase agreements, entering into futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify the fund's gains or losses.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as

5

they may fluctuate in value more than the underlying instrument. The fund may be required to segregate liquid assets in connection with the purchase of derivative instruments.

• IPO risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund’s asset base increases, IPOs often have a diminished effect on such fund’s performance.

• Other potential risks. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

Management

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $291 billion in 196 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.85% of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus is available in the fund's annual report for the fiscal year ended November 30, 2010. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $25.0 trillion in assets under custody and administration and $1.17 trillion in assets under management, and it services more than $12.0 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Dreyfus has engaged its affiliate, Walter Scott & Partners Limited (Walter Scott), located at One Charlotte Square, Edinburgh, Scotland, UK, to serve as the fund’s sub-investment adviser. Walter Scott is a wholly owned subsidiary of BNY Mellon. As of February 28, 2011, Walter Scott had approximately $47.2 billion in assets under management. Walter Scott, subject to Dreyfus' supervision and approval, provides investment advisory assistance and research and the day-to-day management of the fund's investments.

Investment decisions for the fund have been made since the fund's inception by Walter Scott's Investment Management Group (IMG). The IMG governs investment policy at Walter Scott and is comprised of all the firm's investment directors and senior investment managers. The members of the IMG with the most significant responsibility for day-to- day management of the fund's portfolio are Jane Henderson, Roy Leckie, Charlie Macquaker, Rodger Nisbet, and Dr. Kenneth J. Lyall. Ms. Henderson, Managing Director of Walter Scott, has been with the firm since 1995. Mr. Leckie, who is a director of Walter Scott and co-leads the IMG, has been in the firm since 1995. Mr. Macquaker, who also is a director of Walter Scott and co-leads the IMG, joined the firm in 1991. Mr. Nisbet, who is the Deputy Chairman of Walter Scott, joined the firm in 1993. Dr. Kenneth J. Lyall, who is the Chairman of Walter Scott, joined the firm in 1983.

The fund’s Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Rule 12b-1 fees and shareholder services fees are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support

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and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus, Walter Scott and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

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Shareholder Guide

Choosing a Share Class

The fund is designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirment plan. Third parties with whom you open a fund account may impose policies, limitations and fees that are different from those described in this prospectus. Consult a representative of your financial institution for further information.

This prospectus offers Class A, C and I shares of the fund.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares. A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends. Because the Rule 12b-1 fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

A complete description of these classes follows. You should review these arrangements with your financial representative before determining which class to invest in.

Class A Shares

When you invest in Class A shares,  you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge (see "Sales charge reductions and waivers"). Class A shares are subject to an annual shareholder services fee of .25%.

Since some of your investment  goes to pay an upfront sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

• plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and

• qualify for a reduced or waived sales charge

If you invest $1 million or more  (and are not eligible to purchase Class I shares), Class A shares will always be the most advantageous choice. Shareholders who received Class A shares in exchange for Class T shares of the fund may be eligible for lower sales charges. See the SAI for further details.

	Total Sales Load -- Class A Shares
Amount of Transaction	As a % of Offering Price per Share	As a % of Net Asset Value per Share
Less than $50,000	5.75	6.10
$50,000 to less than $100,000	4.50	4.71
$100,000 to less than $250,000	3.50	3.63
$250,000 to less than $500,000	2.50	2.56
$500,000 to less than $1,000,000	2.00	2.04
$1,000,000 or more	-0-	-0-

No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

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Sales Charge Reductions and Waivers

To receive a reduction or waiver  of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of certain Dreyfus Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

• Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Funds that are subject to a sales charge. For example, if you have $1 million invested in shares of certain other Dreyfus Funds that are subject to a sales charge, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.

• Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

• Combine with family members. You can also count toward the amount of your investment all investments in certain other Dreyfus Funds, in any class of shares that is subject to a sales charge, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges (see "How to Buy Shares" in the SAI).

Class A shares may be purchased  at NAV without payment of a sales charge by the following individuals and entities:

• full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates

• board members of Dreyfus and board members of the Dreyfus Family of Funds

• full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund's distributor

• "wrap" accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund's distributor specifying operating policies and standards

• qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts

• qualified investors who (i) purchase Class A shares directly through the fund's distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares of a Dreyfus Fund and continuously maintained an open account with the distributor in that fund since on or before February 28, 2006

• investors with cash proceeds from the investor's exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus money market fund, the investor and the investor's spouse or minor children become eligible to purchase Class A shares of the fund at NAV, whether or not the investor uses the proceeds of the employment-related stock options to establish the account

• members of qualified affinity groups who purchase Class A shares directly through the fund's distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

• employees participating in qualified or non-qualified employee benefit plans

• shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account

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Class C Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, Class C shares are subject to an annual Rule 12b-1 fee of .75% and an annual shareholder services fee of .25%. Over time, the Rule 12b-1 fees may cost you more than paying an initial sales charge on Class A shares. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class that charges an initial sales charge. There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

• bank trust departments, trust companies and insurance companies that have entered into agreements with the fund's distributor to offer Class I shares to their clients

• institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions, or state and local governments, and IRAs set up under Simplified Employee Pension Plans that have entered into agreements with the fund's distributor to offer Class I shares to such plans

• law firms or attorneys acting as trustees or executors/administrators

• foundations and endowments that make an initial investment in the fund of at least $1 million

• sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund's distributor

• advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

CDSC Waivers

The fund's CDSC on Class A and C shares may be waived in the following cases:

• permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

• redemptions made within one year of death or disability of the shareholder

• redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½

• redemptions made through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

• redemptions from qualified and non-qualified employee benefit plans

Buying and Selling Shares

Dreyfus generally calculates fund NAVs  as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices. Dreyfus generally values fixed income investments based on values supplied by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or prices from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under

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certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Funds that seek tax-exempt income are not recommended for purchase in IRAs or other qualified retirement plans. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors have no access to the fund.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors of the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide — General Policies" for further information about the fund's frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or 401(k) or other retirement plan that has entered into an agreement with the fund's distributor) by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

How to Buy Shares

By Mail – Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to:

The Dreyfus Family of Funds

P.O. Box 55268

Boston, MA 02205-5268

Attn: Institutional Processing

To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the above address.

By Mail – IRA Accounts. To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made. When opening a new account include a completed IRA application, and when making additional investments include an investment slip. Make checks payable to The Dreyfus Family of Funds, and mail to:

The Bank of New York Mellon, Custodian

P.O. Box 55552

Boston, MA 02205-5552

Attn: Institutional Processing

Electronic Check or Wire. To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-554-4611 (inside the U.S. only) for more information.

Dreyfus TeleTransfer.  To purchase additional shares in a regular or IRA account by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call 1-800-554-4611 (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

Automatically. You may purchase additional shares in a regular or IRA account by selecting one of Dreyfus' automatic investment services made available to the fund on your account application or service application. See "Services for Fund Investors."

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

The minimum initial and subsequent investment for regular accounts is $1,000 and $100, respectively. The minimum initial investment for IRAs is $750, with no minimum subsequent investment. The minimum initial investment for educational savings accounts is $500, with no minimum subsequent investment. Investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers’ checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

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How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends. As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or refer to the SAI for additional details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

• if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

• the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

By Mail – Regular Accounts. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to:

The Dreyfus Family of Funds

P.O. Box 55268

Boston, MA 02205-5268

By Mail – IRA Accounts. To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld. Mail your request to:

The Bank of New York Mellon, Custodian

P.O. Box 55552

Boston, MA 02205-5552

A signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

• amounts of $100,000 or more

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

Telephone or Online. To sell shares in a regular account, call Dreyfus at 1-800-554-4611 (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer). For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

If you are over the age of 59 ½, you may redeem shares in an IRA account by calling Dreyfus at 1-800-645-6561. A check will be mailed to your address of record (maximum $250,000 per day).

You may request that redemption proceeds be paid by check and mailed to your address (maximum $250,000 per day). You may request that redemption proceeds be sent to your bank by wire (minimum $1,000/maximum $20,000 per day) or by Dreyfus TeleTransfer (minimum $500/maximum $20,000 per day). Holders of jointly registered fund or bank accounts may redeem by wire or through Dreyfus TeleTransfer up to $500,000 within any 30-day period.

Automatically. You may sell shares in a regular account by calling 1-800-554-4611 (inside the U.S. only) for instructions on how to establish the Dreyfus Automatic Withdrawal Plan. You may sell shares in an IRA account by calling the above number for instructions on the Automatic Withdrawal Plan.

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

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General Policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

• change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

• change its minimum or maximum investment amounts

• delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

• "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

• refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges, automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading. For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain retirement plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through an intermediary (or in the case of a retirement plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

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To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. Dreyfus has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small account policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

The fund's investments in foreign securities may be subject to foreign withholding or other foreign taxes, which would decrease the fund's return on such securities. Under certain circumstances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

High portfolio turnover  and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund  when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Services for Fund Investors

Automatic Services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. If you purchase shares through a third party, the third party may impose

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different restrictions on these services and privileges, or may not make them available at all. For information, call your financial representative or 1-800-554-4611.

Dreyfus Automatic Asset Builder®  permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund into another Dreyfus Fund (not available for IRAs).

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of other Dreyfus Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a monthly or quarterly basis, provided your account balance is at least $5,000. Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Exchange Privilege

Generally, you can exchange shares worth $500 or more (no minimum for retirement accounts) into other Dreyfus Funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one. See the SAI for more information regarding exchanges.

Dreyfus TeleTransfer Privilege

To move money between your bank account and your Dreyfus Fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative. Shares held in an IRA or Education Savings Account may not be redeemed through the Dreyfus TeleTransfer privilege.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Reinvestment Privilege

Upon written request, you can reinvest up to the number of Class A shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

15

Financial Highlights

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended November 30,
Class A Shares	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	12.23	8.91	13.73	12.50
Investment Operations:
Investment income--net[b]	.07	.06	.05	.04
Net realized and unrealized gain (loss) on investments	.75	3.28	(4.70)	1.19
Total from Investment Operations	.82	3.34	(4.65)	1.23
Distributions:
Dividends from investment income--net	(.06)	(.02)	(.08)	-
Dividends from net realized gain on investments	-	-	(.09)	-
Total Distributions	(.06)	(.02)	(.17)	-
Net asset value, end of period	12.99	12.23	8.91	13.73
Total Return (%)[c]	6.70	37.57	(34.32)	9.92[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.32	1.38	1.59	2.40[e]
Ratio of net expenses to average net assets	1.32	1.38	1.47	1.46[e]
Ratio of net investment income to average net assets	.56	.53	.44	.29[e]
Portfolio Turnover Rate	7.50	12.75	15.54	14.53[d]
Net Assets, end of period ($ x 1,000)	37,152	8,212	3,329	5,132
[a]From December 29, 2006 (commencement of operations) to November 30, 2007.
[b]Based on average shares outstanding at each month end.
[c]Exclusive of sales charge.
[d]Not annualized.
[e]Annualized.

16

Financial Highlights (cont’d)

	Year Ended November 30,
Class C Shares	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	12.07	8.83	13.64	12.50
Investment Operations:
Investment (loss)--net[b]	(.02)	(.01)	(.04)	(.06)
Net realized and unrealized gain (loss) on investments	.73	3.25	(4.68)	1.20
Total from Investment Operations	.71	3.24	(4.72)	1.14
Distributions:
Dividends from investment income--net	(.00)[c]	-	-	-
Dividends from net realized gain on investments	-	-	(.09)	-
Total Distributions	(.00)[c]	-	(.09)	-
Net asset value, end of period	12.78	12.07	8.83	13.64
Total Return (%)[d]	5.90	36.69	(34.82)	9.12[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.09	2.12	2.36	3.16[f]
Ratio of net expenses to average net assets	2.09	2.09	2.22	2.20[f]
Ratio of net investment (loss) to average net assets	(.17)	(.11)	(.29)	(.46)[f]
Portfolio Turnover Rate	7.50	12.75	15.54	14.53[e]
Net Assets, end of period ($ x 1,000)	10,243	1,873	695	925
[a]From December 29, 2006 (commencement of operations) to November 30, 2007.
[b]Based on average shares outstanding at each month end.
[c]Amount represents less than $.01 per share.
[d]Exclusive of sales charge.
[e]Not annualized.
[f]Annualized.

	Year Ended November 30,
Class I Shares	2010	2009	2008	2007[a,b]
Per Share Data ($):
Net asset value, beginning of period	12.36	8.99	13.76	12.50
Investment Operations:
Investment income--net[c]	.12	.11	.10	.07
Net realized and unrealized gain (loss) on investments	.76	3.31	(4.76)	1.19
Total from Investment Operations	.88	3.42	(4.66)	1.26
Distributions:
Dividends from investment income--net	(.09)	(.05)	(.02)	-
Dividends from net realized gain on investments	-	-	(.09)	-
Total Distributions	(.09)	(.05)	(.11)	-
Net asset value, end of period	13.15	12.36	8.99	13.76
Total Return (%)	7.12	38.22	(34.12)	10.08[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	.99	1.17	2.05[e]
Ratio of net expenses to average net assets	.96	.99	1.15	1.18[e]
Ratio of net investment income to average net assets	.94	1.05	.83	.58[e]
Portfolio Turnover Rate	7.50	12.75	15.54	14.53[d]
Net Assets, end of period ($ x 1,000)	364,688	263,694	72,656	18,312
[a]From December 29, 2006 (commencement of operations) to November 30, 2007.
[b]Effective June 1, 2007, Class R shares were redesignated as Class I shares.
[c]Based on average shares outstanding at each month end.
[d]Not annualized.
[e]Annualized.

17

For More Information

Global Stock Fund

A series of Strategic Funds, Inc.
SEC file number: 811-3940

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

To obtain information:

By telephone. Call 1-800-554-4611

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

© 2011 MBSC Securities Corporation 6159P0411

International Stock Fund

Prospectus April 1, 2011

Class	Ticker
A	DISAX
C	DISCX
I	DISRX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	4
Investment Risks	5
Management	6
Shareholder Guide

Choosing a Share Class	8
Buying and Selling Shares	10
General Policies	13
Distributions and Taxes	14
Services for Fund Investors	14
Financial Highlights	16
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks long-term total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 8 of the Prospectus and in the How to Buy Shares section on page B-41 of the fund's Statement of Additional Information. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	1.00	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management fees	.85	.85	.85
Distribution (Rule 12b-1) fees	none	.75	none
Other expenses (including shareholder services fees)	.49	.53	.12
Total annual fund operating expenses	1.34	2.13	.97

The Dreyfus Corporation has contractually agreed, until at least April 1, 2012, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees and extraordinary expenses) exceed 1.25%. After April 1, 2012, The Dreyfus Corporation may terminate the expense limitation at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$704	$975	$1,267	$2,095
Class C	$316	$667	$1,144	$2,462
Class I	$99	$309	$536	$1,190

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$704	$975	$1,267	$2,095
Class C	$216	$667	$1,144	$2,462
Class I	$99	$309	$536	$1,190

1

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 5.91% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund normally invests primarily in foreign companies located in the developed markets, such as Canada, Japan, Australia, Hong Kong and Western Europe. The fund ordinarily invests in at least three foreign countries, and, at times, may invest a substantial portion of its assets in a single foreign country. The fund may invest in the securities of companies of any market capitalization. The fund's sub-investment adviser, Walter Scott & Partners Limited (Walter Scott), seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. Walter Scott focuses on individual stock selection, building the fund's portfolio from the bottom up through extensive fundamental research. The investment process begins with the screening of reported company financials. Companies that meet certain broad absolute and trend criteria are candidates for more detailed financial analysis. The fund's portfolio managers then select those stocks that meet Walter Scott's criteria where the expected growth rate is available at reasonable valuations. Geographic and sector allocations are results of, not part of, the investment process.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Foreign investment risk. Investments in foreign securities carry additional risks, including exposure to currency fluctuations, less liquidity, less developed or efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. The fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, which will reduce the value of investments denominated in those currencies held by the fund.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

2

Year-by-Year Total Returns as of 12/31 each year (%) Class A
Best Quarter Q2, 2009: 20.16% Worst Quarter Q4, 2008: -16.12%

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (as of 12/31/10) Class (Inception Date)
	1 Year	Since Inception
Class A (12/29/06) returns before taxes	7.09%	1.46%
Class A returns after taxes on distributions	7.07%	1.42%
Class A returns after taxes on distributions and sale of fund shares	4.83%	1.31%
Class C (12/29/06) returns before taxes	11.80%	2.18%
Class I (12/29/06) returns before taxes	14.02%	3.34%
MSCI EAFE® Index reflects no deduction for fees, expenses or taxes	7.75%	-2.77%
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation. The Dreyfus Corporation has engaged its affiliate, Walter Scott & Partners Limited (Walter Scott), a wholly owned subsidiary of BNY Mellon, to serve as the fund's sub-investment adviser. Investment decisions for the fund have been made since the fund's inception by Walter Scott's Investment Management Group (IMG). The IMG governs investment policy at Walter Scott and is comprised of all the firm's investment directors and senior investment managers. The members of the IMG with the most significant responsibility for day to day management of the fund's portfolio are Jane Henderson, the Managing Director of Walter Scott, Roy Leckie, a director of Walter Scott and co-leader of the IMG, Charlie Macquaker, a director of Walter Scott and co-leader of the IMG, Rodger Nisbet, the Deputy Chairman of Walter Scott, and Dr. Kenneth J. Lyall, the Chairman of Walter Scott.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell your shares on any business day by calling 1-800-554-4611 or by visiting www.dreyfus.com. You may also mail your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-5268.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

3

Fund Details

Goal and Approach

The fund seeks long-term total return. This objective may be changed by the fund's board, upon 60 day's prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund normally invests primarily in foreign companies located in the developed markets, such as Canada, Japan, Australia, Hong Kong and Western Europe. Foreign companies are companies: (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, outside the United States. The fund ordinarily invests in at least three foreign countries, and, at times, may invest a substantial portion of its assets in a single foreign country. The fund may invest in the securities of companies of any market capitalization. The fund's stock investments may include common stocks, preferred stocks, convertible securities and warrants.

The fund's sub-investment adviser, Walter Scott & Partners Limited (Walter Scott), seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. Walter Scott focuses on individual stock selection, building the fund's portfolio from the bottom up through extensive fundamental research.

The investment process begins with the screening of reported company financials. Companies that meet certain broad absolute and trend criteria are candidates for more detailed financial analysis. For these companies, Walter Scott restates the company's income statement, flow of funds, and balance sheet to a cash basis. This analysis assists Walter Scott in identifying the nature of operating margin and value added, the variables contributing to value added, the operating efficiencies, the working capital management, the profitability and the financing model of the company. If a company passes Walter Scott's more stringent financial criteria, Walter Scott then conducts a detailed investigation of the company's products, cost and pricing, competition and industry position and outlook. Walter Scott may visit companies that meet its collective criteria with a view to understanding whether the company has the ability to generate sustained growth in the future. Walter Scott uses various valuation measures, including price-to-earnings ratio versus growth rate, price-to-cash and price-to-book. The fund's portfolio managers select those stocks that meet Walter Scott's criteria where the expected growth rate is available at reasonable valuations. A buy proposal must obtain unanimous backing from the investment team while a sell decision requires one dissenting voice.

Geographic and sector allocations are results of, not part of, the investment process. Walter Scott does not use benchmark indices as a tool for active portfolio management. Traditional benchmark indices, however, may be helpful in measuring investment returns, and the fund's investment returns generally will be compared to those of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index. The MSCI EAFE Index is a free float-adjusted, market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. While the MSCI EAFE Index excludes stocks of Canadian companies, the fund may invest in such stocks.

Although the fund's investments will be focused among the major developed markets of the world, excluding the United States, the fund may invest up to 20% of its assets in emerging markets.

Walter Scott believes that a patient investment approach is necessary to give the companies in which the fund invests an opportunity to realize their growth potential. Accordingly, it is expected that the fund typically will maintain a low annual portfolio turnover rate.

Walter Scott typically sells a stock when it no longer possesses the characteristics that caused its purchase. A stock may be a sell candidate when its valuation reaches or exceeds its calculated fair value, or there are deteriorating fundamentals. Walter Scott may reduce the weighting of a stock held by the fund if it becomes overweighted as determined by Walter Scott.

The fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy. The currency exposure of the fund's portfolio may be substantially unhedged to the U.S. dollar, but, at times, Walter Scott may seek to manage currency risk by hedging a portion of the fund's currency exposure to the U.S. dollar.

4

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

• Foreign investment risk. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. To the extent the fund's investment are concentrated in one or a limited number of foreign countries, the fund's performance could be more volatile than that of more geographically diversified funds.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company's products or services.

In addition to the principal risks described above, the fund is subject to the following additional risks.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments are made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop.

• Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically. Investments in foreign securities may have greater exposure to liquidity risk than domestic securities..

• Leverage risk. The use of leverage, such as engaging in reverse repurchase agreements, entering into futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify the fund's gains or losses.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly

5

in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument. The fund may be required to segregate liquid assets in connection with the purchase of derivative instruments.

• IPO risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund’s asset base increases, IPOs often have a diminished effect on such fund’s performance.

• Other potential risks. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Under adverse market conditions, the fund could invest some or all of its assets in the securities of U.S. issuers, U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

Management

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $291 billion in 196 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.85% of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus is available in the fund's annual report for the fiscal year ended November 30, 2010. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $25.0 trillion in assets under custody and administration and $1.17 trillion in assets under management, and it services more than $12.0 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Dreyfus has engaged its affiliate, Walter Scott & Partners Limited (Walter Scott), located at One Charlotte Square, Edinburgh, Scotland, UK, to serve as the fund's sub-investment adviser. Walter Scott is a wholly owned subsidiary of BNY Mellon. As of February 28, 2011, Walter Scott had approximately $47.2 billion in assets under management. Walter Scott, subject to Dreyfus' supervision and approval, provides investment advisory assistance and research and the day-to-day management of the fund's investments.

Investment decisions for the fund have been made since the fund's inception by Walter Scott's Investment Management Group (IMG). The IMG governs investment policy at Walter Scott and is comprised of all the firm's investment directors and senior investment managers. The members of the IMG with the most significant responsibility for day-to- day management of the fund's portfolio are Jane Henderson, Roy Leckie, Charlie Macquaker, Rodger Nisbet, and Dr. Kenneth J. Lyall. Ms. Henderson, Managing Director of Walter Scott, has been with the firm since 1995. Mr. Leckie, who is a director of Walter Scott and co-leads the IMG, has been in the firm since 1995. Mr. Macquaker, who also is a director of Walter Scott and co-leads the IMG, joined the firm in 1991. Mr. Nisbet, who is the Deputy Chairman of Walter Scott, joined the firm in 1993. Dr. Kenneth J. Lyall, who is the Chairman of Walter Scott, joined the firm in 1983.

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

6

MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Rule 12b-1 fees and shareholder services fees are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus, Walter Scott and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

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Shareholder Guide

Shoosing a Share Class

The fund is designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirment plan. Third parties with whom you open a fund account may impose policies, limitations and fees that are different from those described in this prospectus. Consult a representative of your financial institution for further information.

This prospectus offers Class A, C and I shares of the fund.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares. A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends. Because the Rule 12b-1 fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

A complete description of these classes follows. You should review these arrangements with your financial representative before determining which class to invest in.

Class A Shares

When you invest in Class A shares,  you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge (see "Sales charge reductions and waivers"). Class A shares are subject to an annual shareholder services fee of .25%.

Since some of your investment  goes to pay an upfront sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

• plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and

• qualify for a reduced or waived sales charge

If you invest $1 million or more  (and are not eligible to purchase Class I shares), Class A shares will always be the most advantageous choice. Shareholders who received Class A shares in exchange for Class T shares of the fund may be eligible for lower sales charges. See the SAI for further details.

	Total Sales Load -- Class A Shares
Amount of Transaction	As a % of Offering Price per Share	As a % of Net Asset Value per Share
Less than $50,000	5.75	6.10
$50,000 to less than $100,000	4.50	4.71
$100,000 to less than $250,000	3.50	3.63
$250,000 to less than $500,000	2.50	2.56
$500,000 to less than $1,000,000	2.00	2.04
$1,000,000 or more	-0-	-0-

No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

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Sales Charge Reductions and Waivers

To receive a reduction or waiver  of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of certain Dreyfus Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

• Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Funds that are subject to a sales charge. For example, if you have $1 million invested in shares of certain other Dreyfus Funds that are subject to a sales charge, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.

• Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

• Combine with family members. You can also count toward the amount of your investment all investments in certain other Dreyfus Funds, in any class of shares that is subject to a sales charge, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges (see "How to Buy Shares" in the SAI).

Class A shares may be purchased  at NAV without payment of a sales charge by the following individuals and entities:

• full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates

• board members of Dreyfus and board members of the Dreyfus Family of Funds

• full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund's distributor

• "wrap" accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund's distributor specifying operating policies and standards

• qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts

• qualified investors who (i) purchase Class A shares directly through the fund's distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares of a Dreyfus Fund and continuously maintained an open account with the distributor in that fund since on or before February 28, 2006

• investors with cash proceeds from the investor's exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus money market fund, the investor and the investor's spouse or minor children become eligible to purchase Class A shares of the fund at NAV, whether or not the investor uses the proceeds of the employment-related stock options to establish the account

• members of qualified affinity groups who purchase Class A shares directly through the fund's distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

• employees participating in qualified or non-qualified employee benefit plans

• shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account

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Class C Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, Class C shares are subject to an annual Rule 12b-1 fee of .75% and an annual shareholder sevices fee of .25%. Over time, the Rule 12b-1 fees may cost you more than paying an initial sales charge on Class A shares. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class that charges an initial sales charge. There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

• bank trust departments, trust companies and insurance companies that have entered into agreements with the fund's distributor to offer Class I shares to their clients

• institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions, or state and local governments, and IRAs set up under Simplified Employee Pension Plans that have entered into agreements with the fund's distributor to offer Class I shares to such plans

• law firms or attorneys acting as trustees or executors/administrators

• foundations and endowments that make an initial investment in the fund of at least $1 million

• sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund's distributor

• advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

CDSC Waivers

The fund's CDSC on Class A and C sharesmay be waived in the following cases:

• permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

• redemptions made within one year of death or disability of the shareholder

• redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½

• redemptions made through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

• redemptions from qualified and non-qualified employee benefit plans

Buying and Selling Shares

Dreyfus generally calculates fund NAVs  as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices. Dreyfus generally values fixed income investments based on values supplied by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or prices from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under

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certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Funds that seek tax-exempt income are not recommended for purchase in IRAs or other qualified retirement plans. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors have no access to the fund.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors of the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide — General Policies" for further information about the fund's frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or 401(k) or other retirement plan that has entered into an agreement with the fund's distributor) by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

How to Buy Shares

By Mail – Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to:

The Dreyfus Family of Funds

P.O. Box 55268

Boston, MA 02205-5268

Attn: Institutional Processing

To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the above address.

By Mail – IRA Accounts. To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made. When opening a new account include a completed IRA application, and when making additional investments include an investment slip. Make checks payable to The Dreyfus Family of Funds, and mail to:

The Bank of New York Mellon, Custodian

P.O. Box 55552

Boston, MA 02205-5552

Attn: Institutional Processing

Electronic Check or Wire. To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-554-4611 (inside the U.S. only) for more information.

Dreyfus TeleTransfer.  To purchase additional shares in a regular or IRA account by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call 1-800-554-4611 (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

Automatically. You may purchase additional shares in a regular or IRA account by selecting one of Dreyfus' automatic investment services made available to the fund on your account application or service application. See "Services for Fund Investors."

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

The minimum initial and subsequent investment for regular accounts is $1,000 and $100, respectively. The minimum initial investment for IRAs is $750, with no minimum subsequent investment. The minimum initial investment for educational savings accounts is $500, with no minimum subsequent investment. Investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers' checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

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How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends. As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or refer to the SAI for additional details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

• if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

• the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

By Mail – Regular Accounts. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to:

The Dreyfus Family of Funds

P.O. Box 55268

Boston, MA 02205-5268

By Mail – IRA Accounts. To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld. Mail your request to:

The Bank of New York Mellon, Custodian

P.O. Box 55552

Boston, MA 02205-5552

A signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

• amounts of $100,000 or more

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

Telephone or Online. To sell shares in a regular account, call Dreyfus at 1-800-554-4611 (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer). For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

If you are over the age of 59 ½, you may redeem shares in an IRA account by calling Dreyfus at 1-800-645-6561. A check will be mailed to your address of record (maximum $250,000 per day).

You may request that redemption proceeds be paid by check and mailed to your address (maximum $250,000 per day). You may request that redemption proceeds be sent to your bank by wire (minimum $1,000/maximum $20,000 per day) or by Dreyfus TeleTransfer (minimum $500/maximum $20,000 per day). Holders of jointly registered fund or bank accounts may redeem by wire or through Dreyfus TeleTransfer up to $500,000 within any 30-day period.

Automatically. You may sell shares in a regular account by calling 1-800-554-4611 (inside the U.S. only) for instructions on how to establish the Dreyfus Automatic Withdrawal Plan. You may sell shares in an IRA account by calling the above number for instructions on the Automatic Withdrawal Plan.

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

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General Policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

• change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

• change its minimum or maximum investment amounts

• delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

• "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

• refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges, automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading. For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain retirement plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through an intermediary (or in the case of a retirement plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

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To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. Dreyfus has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small account policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

The fund's investments in foreign securities may be subject to foreign withholding or other foreign taxes, which would decrease the fund's return on such securities. Under certain circumstances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

High portfolio turnover  and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund  when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Services for Fund Investors

Automatic Services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. If you purchase shares through a third party, the third party may impose

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different restrictions on these services and privileges, or may not make them available at all. For information, call your financial representative or 1-800-554-4611.

Dreyfus Automatic Asset Builder®  permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund into another Dreyfus Fund (not available for IRAs).

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of other Dreyfus Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a monthly or quarterly basis, provided your account balance is at least $5,000. Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Exchange Privilege

Generally, you can exchange shares worth $500 or more (no minimum for retirement accounts) into other Dreyfus Funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one. See the SAI for more information regarding exchanges.

Dreyfus TeleTransfer Privilege

To move money between your bank account and your Dreyfus Fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative. Shares held in an IRA or Education Savings Account may not be redeemed through the Dreyfus TeleTransfer privilege.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Reinvestment Privilege

Upon written request, you can reinvest up to the number of Class A shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

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Financial Highlights

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended November 30,
Class A Shares	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	11.97	8.43	13.72	12.50
Investment Operations:
Investment income--net[b]	.09	.05	.09	.07
Net realized and unrealized gain (loss) on investments	.86	3.58	(5.28)	1.15
Total from Investment Operations	.95	3.63	(5.19)	1.22
Distributions:
Dividends from investment income--net	(.09)	(.09)	(.02)	-
Dividends from net realized gain on investments	-	-	(.08)	-
Total Distributions	(.09)	(.09)	(.10)	-
Net asset value, end of period	12.83	11.97	8.43	13.72
Total Return (%)[c]	7.99	43.33	(38.07)	9.76[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.34	1.43	1.43	1.75[e]
Ratio of net expenses to average net assets	1.34	1.42	1.41	1.47[e]
Ratio of net investment income to average net assets	.69	.50	.79	.50[e]
Portfolio Turnover Rate	5.91	21.67	13.18	13.34[d]
Net Assets, end of period ($ x 1,000)	124,347	18,059	1,126	1,396
[a]From December 29, 2006 (commencement of operations) to November 30, 2007.
[b]Based on average shares outstanding at each month end.
[c]Exclusive of sales charge.
[d]Not annualized.
[e]Annualized.

16

Financial Highlights (cont’d)

	Year Ended November 30,
Class C Shares	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	11.83	8.32	13.64	12.50
Investment Operations:
Investment income (loss)--net[b]	(.02)	(.01)	.00[c]	(.04)
Net realized and unrealized gain (loss) on investments	.87	3.53	(5.24)	1.18
Total from Investment Operations	.85	3.52	(5.24)	1.14
Distributions:
Dividends from investment income--net	(.04)	(.01)	-	-
Dividends from net realized gain on investments	-	-	(.08)	-
Total Distributions	(.04)	(.01)	(.08)	-
Net asset value, end of period	12.64	11.83	8.32	13.64
Total Return (%)[d]	7.18	42.31	(38.58)	9.04[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.13	2.25	2.24	2.50[f]
Ratio of net expenses to average net assets	2.13	2.22	2.20	2.21[f]
Ratio of net investment income (loss) to average net assets	(.12)	(.13)	.03	(.31)[f]
Portfolio Turnover Rate	5.91	21.67	13.18	13.34[e]
Net Assets, end of period ($ x 1,000)	13,959	1,224	197	445
[a]From December 29, 2006 (commencement of operations) to November 30, 2007.
[b]Based on average shares outstanding at each month end.
[c]Amount represents less than $.01 per share.
[d]Exclusive of sales charge.
[e]Not annualized.
[f]Annualized.

	Year Ended November 30,
Class I Shares	2010	2009	2008	2007[a,b]
Per Share Data ($):
Net asset value, beginning of period	12.04	8.47	13.76	12.50
Investment Operations:
Investment income--net[c]	.14	.12	.14	.11
Net realized and unrealized gain (loss) on investments	.86	3.57	(5.30)	1.15
Total from Investment Operations	1.00	3.69	(5.16)	1.26
Distributions:
Dividends from investment income--net	(.11)	(.12)	(.05)	-
Dividends from net realized gain on investments	-	-	(.08)	-
Total Distributions	(.11)	(.12)	(.13)	-
Net asset value, end of period	12.93	12.04	8.47	13.76
Total Return (%)	8.38	43.98	(37.82)	10.08[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97	1.01	1.03	1.38[e]
Ratio of net expenses to average net assets	.97	1.01	1.02	1.16[e]
Ratio of net investment income to average net assets	1.11	1.18	1.19	.81[e]
Portfolio Turnover Rate	5.91	21.67	13.18	13.34[d]
Net Assets, end of period ($ x 1,000)	688,992	339,535	119,650	69,201
[a]From December 29, 2006 (commencement of operations) to November 30, 2007.
[b]Effective June 1, 2007, Class R shares were redesignated as Class I shares
[c]Based on average shares outstanding at each month end.
[d]Not annualized.
[e]Annualized.

17

For More Information

International Stock Fund

A series of Strategic Funds, Inc.
SEC file number: 811-3940

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

To obtain information:

By telephone. Call 1-800-554-4611

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

© 2011 MBSC Securities Corporation 6155P0411

STRATEGIC FUNDS, INC.

DREYFUS SELECT managers small cap value fund
(Class/Ticker: A/DMVAX, C/DMECX, and I/DMVIX)

STATEMENT OF ADDITIONAL INFORMATION
APRIL 1, 2011

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus, dated April 1, 2011, of Dreyfus Select Managers Small Cap Value Fund (the "Fund"), a separate series of Strategic Funds, Inc. (the "Company"), as the Prospectus may be revised from time to time.  To obtain a copy of the Fund's Prospectus, please call your financial adviser, or write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call 1-800-554-4611.

The most recent Annual Report and Semi-Annual Report to Shareholders for the Fund are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

DESCRIPTION OF THE COMPANY AND FUND

The Company is a Maryland corporation that commenced operations on January 29, 1985.  The Fund is a separate series of the Company, an open-end management investment company, known as a mutual fund.

The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the Fund's investment adviser.  The Fund employs a multi-manager approach whereby portions of the Fund's assets are allocated to different subadvisers who employ distinct investment styles.  The Manager has engaged its affiliate, EACM Advisors LLC ("EACM"), as the Fund's portfolio allocation manager to evaluate and recommend subadvisers for the Fund.  EACM monitors and evaluates the performance of the subadvisers for the Fund and will advise and recommend to the Manager and the Company's Board any changes to the Fund's subadvisers.  The Manager, as of the date of this Statement of Additional Information, has engaged Lombardia Capital Partners, LLC ("Lombardia"), Thompson, Siegel and Walmsley, LLC ("TS&W"), Walthausen & Co., LLC ("Walthausen"), Neuberger Berman Management LLC ("Neuberger Berman" ), and Riverbridge Partners, LLC ("Riverbridge" and, together with Lombardia, TS&W, Walthausen and Neuberger Berman, the "Sub-Advisers" ), to serve as the Fund's subadvisers and to provide day-to-day management of that portion of the Fund's assets allocated to them.  The Manager and the Sub-Advisers are referred to collectively as the "Advisers."

MBSC Securities Corporation (the "Distributor") is the distributor of the Fund's shares.

Certain Portfolio Securities

The following information supplements and should be read in conjunction with the Fund's Prospectus.

Common and Preferred Stocks.  Stocks represent shares of ownership in a company.  Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated.  After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow.  Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.  While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.  Such investments would be made primarily for their capital appreciation potential.  The Fund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent.  These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company.  Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Convertible Securities.  Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock.  Convertible securities have characteristics similar to both fixed-income and equity securities.  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer.  Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.  A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.  A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.  There can be no assurance of capital appreciation, however, because securities prices fluctuate.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

Foreign Securities.  The Fund may invest in "foreign securities."  Foreign securities include securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities.  They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States.  They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.  Supranational entities include international organizations designated or supported by government entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Depositary Receipts.  The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs"), Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs") and other forms of depositary receipts.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  GDRs are receipts issued outside the United States typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in the U.S. securities markets and GDRs in bearer form are designed for use outside the United States.

These securities may be purchased through "sponsored" or "unsponsored" facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary.  A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.  Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of the Manager, by brokers executing the purchases or sales.

Investment Companies.  The Fund may invest in securities issued by registered and unregistered investment companies, including exchange-traded funds described below.  Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate.  As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.  These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations.  The Fund also may invest its uninvested cash reserves, or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund's securities lending program, in shares of one or more money market funds advised by the Manager.  Such investments will not be subject to the limitations described above.  See "Lending Portfolio Securities."

Exchange-Traded Funds.  The Fund may invest in shares of exchange-traded funds (collectively, "ETFs"), which are designed typically to provide investment results corresponding to a securities (or commodities) index.  These may include Standard & Poor's Depositary Receipts ("SPDRs"), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq-100 Shares") and iShares exchange-traded funds ("iShares"), such as iShares Russell 2000 Value Index Fund and iShares Russell 2000 Index Fund.  ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index.  The benchmark indices of SPDRs, DIAMONDS and Nasdaq-100 Shares are the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively.  The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund.  ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index.  ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility.  Investments in ETFs that are designed to correspond to an equity index involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by the Fund.  Moreover, the Fund's investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Warrants.  A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation's capital stock at a set price for a specified period of time.  The Fund may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Fund that are sold in units with, or attached to, other securities.

Corporate Debt Securities.  Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities.  Debt securities may be acquired with warrants attached.  Corporate income‑producing securities also may include forms of preferred or preference stock.  The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators.  The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

U.S. Government Securities.  U.S. Government securities include a variety of U.S. Treasury Securities, which differ in their interest rates, maturities and times of issuance:  Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the instrumentality.  These securities bear fixed, floating or variable rates of interest.  Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates.  While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.  The Fund will invest in such securities only when the Fund is satisfied that the credit risk with respect to the issuer is minimal.

Real Estate Investment Trusts.  The Fund may invest in real estate investment trusts ("REITs").  A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code").  The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes.  To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn.  Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value.  Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower.  Mortgage REITs derive their income from interest payments on such loans.  Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.  The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill.  They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

Money Market Instruments.  When the Sub-Advisers determine that adverse market conditions exist, the Fund may adopt a temporary defensive position and invest some or all of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper.  The Fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Bank Obligations.  Bank obligations in which a Fund may invest include certificates of deposit, bankers' acceptances, and fixed time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate.  Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation.  There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Repurchase Agreements.  Each Fund may enter into repurchase agreements with domestic commercial banks or registered broker-dealers.  A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest).  In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.  A Fund entering into a repurchase agreement bears a risk of loss if the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.  This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Commercial Paper.  TheFund may invest in commercial paper.  Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.  The commercial paper purchased by a Fund may consist of U.S. dollar-denominated obligations of domestic issuers and foreign currency-denominated obligations of domestic or foreign issuers.

Illiquid Securities.  The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective.  Such securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options.  As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

Investment Techniques

The following information supplements and should be read in conjunction with the Fund's Prospectus.

Borrowing Money.  The Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets.  Such borrowings may be for temporary or emergency purposes or for leveraging as described below. The Fund, however, currently intends to borrow money only for temporary or emergency (not leveraging) purposes.  While such borrowings for temporary or emergency purposes exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.  In addition, the Fund may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements, as described below under "Reverse Repurchase Agreements."

Reverse Repurchase Agreements.  The Fund may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements.  The Fund may enter into reverse repurchase agreements with banks, broker/dealers or other financial institutions.  This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security.  The Fund retains the right to receive interest and principal payments on the security.  At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest.  As a result of these transactions, the Fund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share.  To the extent the Fund enters into a reverse repurchase agreement, the Fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission (the "SEC").  The SEC views reverse repurchase transactions as collateralized borrowings by the Fund.  Except for these transactions, the Fund's borrowings generally will be unsecured.

Lending Portfolio Securities.  The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities.  The Fund also has the right to terminate a loan at any time.  The Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon.  Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets (including the value of all assets received as collateral for the loan).  The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee.  If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment.  The Fund may participate in a securities lending program operated by The Bank of New York Mellon, as lending agent (the "Lending Agent").  The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities.  Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.  Loans are made only to borrowers that are deemed by the Manager to be of good financial standing.  In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral.  The Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities.

Derivatives.  The Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential returns.  Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes.  Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.  Examples of derivative instruments the Fund may use include options contracts, futures contracts, and options on futures contracts, forward contracts and swap agreements.  A Sub-Adviser, however, may decide not to employ any of these strategies for the Fund and there is no assurance that any derivatives strategy used by the Fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss.  The Fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the Fund's other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives.  This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  By contrast, no clearing agency guarantees over-the-counter derivatives.  Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default.  Accordingly, a Sub-Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund.  Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Some derivatives the Fund may use may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index).  This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable.  Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to "cover" the Fund's obligations relating to its transactions in derivatives.  For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, the Fund must set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open.  With respect to futures contracts or forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligation (i.e., the Fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value.  By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Neither the Company nor the Fund will be a commodity pool.  The Company has filed notice with the Commodity Futures Trading Commission and National Futures Association of its eligibility as a registered investment company for an exclusion from the definition of commodity pool operator and that neither the Company nor the Fund is subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Futures Transactions—In General.  A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date.  These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity.  An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).  Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date.  If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  Transaction costs also are included in these calculations.

The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States.  Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States.  Foreign markets, however, may have greater risk potential than domestic markets.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract.  In addition, any profits the Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes.

Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets.  Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures and options with respect thereto by the Fund also is subject to a Sub-Adviser's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.  For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions.  Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet variation margin requirements.  The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Specific Futures Transactions.  The Fund may invest in futures contracts and options on futures contracts, including those with respect to securities indexes, interest rates and currencies.

The Fund may purchase and sell index futures contracts and options thereon.  An index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the prices of the securities that comprise the index at the opening of trading in such securities on the next business day.

The Fund may purchase and sell currency futures and options thereon.  A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

The Fund may purchase and sell interest rate futures contracts and options thereon.  An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options—In General.  The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts.  A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.  Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets.  A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.  The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.  The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions.  The Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities), including equity securities (including convertible securities), U.S. Government securities, foreign sovereign debt, corporate debt securities, and Eurodollar instruments that are traded on U.S. or foreign securities exchanges or in the over-the-counter market, or securities indices, currencies or futures.

An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index.  Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option.  Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

The Fund may purchase and sell call and put options on foreign currency.  These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

The Fund may purchase cash-settled options on swaps, described below, denominated in U.S. dollars or foreign currency in pursuit of its investment objective.  A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.

Successful use by the Fund of options and options on futures will be subject to a Sub-Adviser's ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates, as applicable.  To the extent the Sub-Adviser's predictions are incorrect, the Fund may incur losses.

Swap Transactions.  The Fund may engage in swap transactions, including currency swaps, index swaps and interest rate swaps.  The Fund may enter into swaps for both hedging purposes and to seek to increase total return.  The Fund also may enter into options on swap agreements, sometimes called "swaptions." Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another.  For example, if a Fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.  Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of swaps or securities representing a particular index.  The "notional amount" of the swap agreement is only used as a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

Most swap agreements entered into by the Fund are cash settled and calculate the obligations of the parties to the agreement on a "net basis."  Thus, the Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").  The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the Fund.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  A cash-settled option on a swap gives the purchaser the right in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.  These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.  Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

The use of swap agreements or other credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions.  If the particular Sub-Adviser is incorrect in its forecasts of applicable market factors, or a counterparty defaults, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.  In addition, it is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

The Fund will enter into swap agreements only when the Sub-Adviser believes it would be in the best interests of the Fund to do so.  In addition, the Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines).

Future Developments.  The Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund.  Before the Fund enters into such transactions or makes any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

Foreign Currency Transactions.  The Fund may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, in particular "hard currencies," or may invest in securities that trade in, or receive revenues in, foreign currencies.  "Hard currencies" are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations.  To the extent the Fund invests in such currencies, the Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar.

The Fund may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain or reduce exposure to the foreign currency in an attempt to realize gains.

Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies.  A short position would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive.  The Fund's success in these transactions may depend on the Sub-Adviser's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

The Fund also may enter into forward foreign currency exchange contracts ("forward contracts") for the purchase or sale of a specified currency at a specified future date.  The cost to the Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.  Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved.  Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract.

Currency exchange rates may fluctuate significantly over short periods of time.  They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective.  Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

Short-Selling.  In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security.  The Fund may make short-sales to hedge positions, for duration and risk management, to maintain portfolio flexibility or to enhance returns.  To complete a short-sale transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

The Fund will not sell securities short if, after effect is given to any short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets.  The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale.  At no time will more than 15% of the value of the Fund's net assets be in deposits on short sales against the box.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

Forward Commitments.  The Fund may purchase securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place in the future after the date of the commitment to purchase.  The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty.  The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.  The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.  Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery.  Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Certain Investment Considerations and Risks

Equity Securities.  Equity securities, including common stocks, and certain preferred stocks, convertible securities and warrants, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.  Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

The Fund may purchase securities of small capitalization companies.  The stock prices of these companies may be subject to more abrupt or erratic market movements than the stocks of larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.  The Fund, together with other investment companies advised by a Sub-Adviser or the Manager and their affiliates, may own significant positions in portfolio companies which, depending on market conditions, may affect adversely the Fund's ability to dispose of some or all of its positions should it desire to do so.

The Fund may purchase securities of companies offered in initial public offerings ("IPOs") or shortly thereafter.  An IPO is a corporation's first offering of stock to the public.  Shares are given a market value reflecting expectations for the corporation's future growth.  Special rules of the Financial Industry Regulatory Authority ("FINRA") apply to the distribution of IPOs.  Corporations offering IPOs generally have limited operating histories and may involve greater investment risk.  The prices of these companies' securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

The Fund may purchase securities of companies that have no earnings or have experienced losses.  The Fund generally will make these investments based on a belief that actual anticipated products or services will produce future earnings.  If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.

The Fund may invest in securities issued by companies in the technology sector, which has been among the most volatile sectors of the stock market.  Most technology companies involve greater risks because their revenues and earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile.  Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group.  In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated.  Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors.  Fund investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.

Foreign Securities.  Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers.  Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage).  A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security.  A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income the Fund has available for distribution.  Because a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations.  After the Fund has distributed income, subsequent foreign currency losses may result in the Fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.  In addition, if the exchange rate for the currency in which the Fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the Fund may have to sell portfolio securities to obtain sufficient cash to enable the Fund to pay such dividends.  Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs.  In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign securities markets generally are not as developed or efficient as those in the United States.  Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers.  Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of foreign securities usually are held outside the United States, by investing in such securities the Fund will be subject to additional risks, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions, that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.  Foreign securities held by the Fund may trade on days when the Fund does not calculate its net asset value and thus may affect the Fund's net asset value on days when shareholders have no access to the Fund.

Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

The risks associated with investing in foreign securities are often heightened for investments in emerging market countries.  These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging market issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property.  The Fund's purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors.  In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the Fund or the Advisers and their affiliates and clients and other service providers.  The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.  These limitations may have a negative impact on the Fund's performance and may adversely affect the liquidity of the Fund's investment to the extent that it invests in certain emerging market countries.  In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar.  Further, certain emerging market countries' currencies may not be internationally traded.  Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar.  If the Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund's net asset value will be adversely affected.  Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not subject to many of the special considerations and risks discussed in the relevant Fund's Prospectus and this SAI that apply to foreign securities traded and held abroad.  A U.S. dollar investment in ADRs or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.

Investment Restrictions

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks (or other instruments with similar economic characteristics) of small cap companies.  The Fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest 80% of its assets.

The Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities.  Investment restrictions numbered 8 through 12, and the Fund's investment objective, are not fundamental policies, and may be changed, as to a Fund, by a vote of a majority of the Company's Board members at any time.  Except as described below or as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not:

1.                  Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.

2.             Invest in physical commodities or physical commodities contracts, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

3.                  Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

4.                  Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).

5.                  Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the Fund's total assets).  For purposes of this Investment Restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the Company's Board.

6.                  Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

7.                  Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies.  For purposes of this Investment Restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of senior security.

8.                  Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Investment Restriction.

9.                  Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

10.              Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities that are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

11.              Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

12.              Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when- issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to permitted transactions.

The Fund has adopted a policy prohibiting it from operating as a fund-of-funds in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.  With respect to Investment Restriction No. 4, however, if borrowings exceed 33-1/3% of the value of the Fund's total assets as a result of changes in values or assets, the Fund must take steps to reduce such borrowings within three business days at least to the extent of such excess.

MANAGEMENT OF THE COMPANY AND FUNDS

Board of the Company

Board's Oversight Role in Management.  The Board's role in management of the Company is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Company, primarily the Manager and its affiliates and Sub-Advisers have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager's Chief Investment Officer (or a senior representative of his office), the Company's and the Manager's Chief Compliance Officer and portfolio management personnel.  The Board's audit committee (which consists of all Board members) meets during its scheduled meetings, and between meetings the audit committee chair maintains contact, with the Company's independent registered public accounting firm and the Company's Chief Financial Officer.  The Board also receives periodic presentations from senior personnel of the Manager or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending.  The Board also receives reports from counsel to the Manager and the Board's own independent legal counsel regarding regulatory compliance and governance matters.  The Board has adopted policies and procedures designed to address certain risks to the Funds.  In addition, the Manager and other service providers to the Company have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds.  Different processes, procedures and controls are employed with respect to different types of risks.  However, it is not possible to eliminate all of the risks applicable to the Funds, and the Board’s risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure.  The 1940 Act requires that at least 40% of the Company's Board members not be "interested persons" (as defined in the 1940 Act) of the Company and as such are not affiliated with the Manager ("Independent Board members").  To rely on certain exemptive rules under the 1940 Act, a majority of the Company's Board members must be Independent Board members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board members.  Currently, all of the Company's Board members, including the Chairman of the Board, are Independent Board members, although the Board could in the future determine to add Board members who are not Independent Board members.  The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Manager, is appropriate in light of the services that the Manager and its affiliates provide to the Company and potential conflicts of interest that could arise from these relationships.

Information About Each Board Member's Experience, Qualifications, Attributes or Skills.  Board members of the Company, together with information as to their positions with the Company, principal occupations and other board memberships for the past five years, are shown below.

Name (Age) Position with Company (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joseph S. DiMartino (67) Chairman of the Board (1995)	Corporate Director and Trustee

CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 – present)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000 – 2010)

Sunair Services Corporation, a provider of certain outdoor-related services to homes and business, Director (2005 – 2009)

David W. Burke (74) Board Member (1994)	Corporate Director and Trustee	N/A

William Hodding Carter III (75) Board Member (1988)	Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006 – present) President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998 – 2006)	N/A

Gordon J. Davis (69) Board Member (2006)	Partner in the law firm of Dewey & LeBoeuf LLP	Consolidated Edison, Inc., a utility company, Director (1997 – present) Phoenix Companies, Inc., a life insurance company, Director (2000 – present)

Joni Evans (68) Board Member (2006)

Chief Executive Officer, www.wowOwow.com, an online community dedicated to women's conversations and publications

Principal, Joni Evans Ltd. (publishing)

Senior Vice President of the William Morris Agency (1994 – 2006)

N/A

Ehud Houminer (70) Board Member (1994)	Executive-in-Residence at the Columbia Business School, Columbia University	Avnet Inc., an electronics distributor, Director (1993 – present)

Richard C. Leone (70) Board Member (1984)	President of The Century Foundation (formerly, The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues	N/A

Hans C. Mautner (73) Board Member (1984)

President – International Division and an Advisory Director of Simon Property Group, a real estate investment company

Chairman and Chief Executive Officer of Simon Global Limited, a real estate company (1999 – present)

N/A

Robin A. Melvin (47) Board Member (1995)	Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995 – present)	N/A

Burton N. Wallack (60) Board Member (2006)	President and Co-owner of Wallack Management Company, a real estate management company	N/A

John E. Zuccotti (73) Board Member (1984)	Chairman of Brookfield Financial Properties, Inc. Senior Counsel of Weil, Gotshal & Manges, LLP Emeritus Chairman of the Real Estate Board of New York	Wellpoint, Inc., a health benefits company, Director (2005 – present)

Each Board member has been a Board member of Dreyfus mutual funds for over 10 years.  Additional information about each Board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Board member possesses which the Board believes has prepared them to be effective Board members.  The Board believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of board effectiveness.  However, the Board believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the Board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the Board members are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Manager, and also may benefit from information provided by the Manager's counsel; counsel to the Company and to the Board have significant experience advising funds and fund board members.  The Board and its committees have the ability to engage other experts as appropriate.  The Board evaluates its performance on an annual basis.

•         Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation ("BNY Mellon") in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a Director.  He ceased being an employee or Director of Dreyfus by the end of 1994.  From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.  Mr. DiMartino has been a Director of The Muscular Dystrophy Association since 1986.

•         David W. Burke – Mr. Burke was previously a member of the Labor-Management Committee for the U.S. Department of Commerce, Executive Secretary to the President's Advisory Committee on Labor-Management Policy, Secretary to the Governor of the State of New York and Chief of Staff for Senator Edward M. Kennedy.  In addition, Mr. Burke previously served as the President of CBS News and as the Chairman of the federal government's Broadcasting Board of Governors, which oversees the Voice of America, Radio Free Europe, Radio Free Asia and other U.S. government-sponsored international broadcasts.  Mr. Burke also was a Vice President and Chief Operating Officer of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).

•         William Hodding Carter III – Mr. Carter served as spokesman of the Department of State and as Assistant Secretary of State for Public Affairs in the Carter administration.  Mr. Carter held the Knight Chair in Journalism at the University of Maryland College of Journalism from 1995 to 1998, and is now the University Professor of Leadership and Public Policy at the University of North Carolina at Chapel Hill.  Mr. Carter's work as a journalist includes serving as Chief Correspondent on "Frontline," public television's flagship public affairs series.

•         Gordon J. Davis – Mr. Davis is a partner in the law firm of Dewey & LeBoeuf LLP, where his practice involves complex real estate, land use development and related environmental matters.  Prior to joining the firm, Mr. Davis served as a Commissioner and member of the New York City Planning Commission, and as Commissioner of Parks and Recreation for the City of New York.  Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City.  He has also served as President of Lincoln Center.  Mr. Davis also served on the board of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).

•         Joni Evans – Ms. Evans has more than 35 years experience in the publishing industry, serving as Publisher of Random House, Inc., President and Publisher of Simon & Schuster, Inc. and, most recently, Senior Vice President of the William Morris Agency, Inc.'s literary department until 2006.  Ms. Evans is a member of the Young Presidents' Organization and the Women's Forum, and is a founding member of The Committee of 200 and Women's Media Group.

•         Ehud Houminer – Mr. Houminer currently serves on Columbia Business School's Board of Overseers.  Prior to his association with Columbia Business School beginning in 1991, Mr. Houminer held various senior financial, strategic and management positions at Philip Morris Companies Inc., including serving as Senior Corporate Vice President for Corporate Planning, and as President and Chief Executive Officer of Philip Morris USA, Inc. (now part of Altria Group, Inc.).  Mr. Houminer is Chairman of the Business School Board and a Trustee of Ben Gurion University.

•         Richard C. Leone – Mr. Leone currently serves as President of the Century Foundation (formerly named the Twentieth Century Fund), a non-profit public policy research foundation.  Prior to that, Mr. Leone served as Chairman of the Port Authority of New York and New Jersey and as State Treasurer of New Jersey.  Mr. Leone also has served as President of the New York Mercantile Exchange and was a Managing Director at Dillon Read and Co., an investment banking firm.  He is a member of the Council on Foreign Relations and the National Academy of Social Insurance.

•         Hans C. Mautner – Mr. Mautner is President of the International Division of Simon Property Group, Inc. and Chairman of Simon Global Limited.  Mr. Mautner previously served as Vice Chairman of the Board of Directors of Simon Property Group, Inc., Chairman of the Board of Directors and Chief Executive Officer of Corporate Property Investors and as a General Partner of Lazard Frères.  In addition, Mr. Mautner is currently Chairman of Simon Ivanhoe BV/SARL and Chairman of Gallerie Commerciali Italia S.p.A.

•         Robin A. Melvin – Ms. Melvin is currently a Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances.  In that role she also manages the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family.  She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy.  Prior to that, Ms. Melvin served as an investment banker with Goldman Sachs Group, Inc.

•         Burton N. Wallack – Mr. Wallack is President and co-owner of Wallack Management Company, a real estate management company that provides financial reporting and management services.

•         John E. Zuccotti – Mr. Zuccotti is senior counsel to the law firm of Weil, Gotshal & Manges LLP, focusing his legal practice on real estate, land use and development.  Prior to that, Mr. Zuccotti served as First Deputy Mayor of the City of New York and as Chairman of the New York City Planning Commission.  In addition, Mr. Zuccotti has served as a member of the boards of Empire BlueCross BlueShield, Applied Graphics Technologies, Inc. and Olympia & York Companies (U.S.A.), and as Chairman of the board of directors of Brookfield Financial Properties, Inc. since 1996.

Additional Information About the Board and its Committees.  Board members are elected to serve for an indefinite term.  The Company has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Company, as defined in the 1940 Act.  The function of the audit committee is (i) to oversee the Company's accounting and financial reporting processes and the audits of the Fund's financial statements and (ii) to assist in the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance.  The Company's nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders.  In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders.  The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Company, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter.  The function of the compensation committee is to establish the appropriate compensation for serving on the Board.  The Company also has a standing pricing committee comprised of any one Board member.  The function of the pricing committee is to assist in valuing the Fund's investments. The Company’s audit committee met four times and the Company’s compensation committee and nominating committee each met once during the fiscal year ended November 30, 2010. The Company’s pricing committee did not meet during the fiscal year ended November 30, 2010.

The table below indicates the dollar range of each Board member's ownership of shares of the Fund and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member as of December 31, 2010.

Name of Board Member	The Fund	Aggregate Holdings of Funds in the Dreyfus Family of Funds for which Responsible as a Board Member
Joseph S. DiMartino	None	Over $100,000
David W. Burke	None	None
William Hodding Carter III	None	$10,001 - $50,000
Gordon J. Davis	None	Over $100,000
Joni Evans	None	None
Ehud Houminer	None	Over $100,000
Richard C. Leone	None	Over $100,000
Hans C. Mautner	None	Over $100,000
Robin A. Melvin	None	Over $100,000
Burton N. Wallack	None	None
John E. Zuccotti	None	Over $100,000

As of December 31, 2010, none of the Board members or their immediate family members owned securities of the Manager, the Sub-Advisers, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, a Sub-Adviser or the Distributor.

 Effective January 1, 2010, the Company pays its Board members its allocated portion of an annual retainer of $65,000 and a fee of $7,500 per meeting (with a minimum of $500 per meeting and per telephone meeting) attended for the Company and 15 other funds (comprising 28 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. Prior to January 1, 2010, the Company paid its Board members its allocated portion of an annual retainer of $50,000 and a fee of $6,500 per meeting (with a minimum $500 per telephone meeting) attended. The Chairman of the Board receives an additional 25% of such compensation.  Emeritus Board members are entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Board member became Emeritus and a per meeting attended fee of one-half the amount paid to Board members.  The aggregate amount of compensation paid to each Board member by the Company for the fiscal year ended November 30, 2010, and the amount paid by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) during the year ended December 31, 2010, were as follows:

Name of Board Member	Aggregate Compensation From the Company*	Total Compensation From the Company and Fund Complex Paid To Board Member(**)

Joseph S. DiMartino		$1,060,250 (175)
David W. Burke		$491,500 (92)
William Hodding Carter III		$105,500 (30)
Gordon J. Davis		$179,500 (45)
Joni Evans		$106,000 (30)
Arnold S. Hiatt+		$26,500 (30)
Ehud Houminer		$242,000 (63)
Richard C. Leone		$105,000 (30)
Hans C. Mautner		$97,500 (30)
Robin A. Melvin		$143,750 (30)
Burton N. Wallack		$106,500 (30)
John E. Zuccotti		$105,000 (30)
___________________

*       Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings, which is estimated in the aggregate to amount to $1,103.

**     Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member served.

+      Emeritus Board member as of May 26, 2007.

Officers of the Company

BRADLEY J. SKAPYAK, President since January 2010. Chief Operating Officer and a director of Dreyfus since June 2009.  From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of Dreyfus.  He is an officer of 76 investment companies (comprised of 171 portfolios) managed by the Dreyfus.  He is 52 years old and has been an employee of Dreyfus since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.  Chief Investment Officer, Vice Chair and a director of Dreyfus, and an officer of 76 investment companies (comprised of 171 portfolios) managed by Dreyfus. Mr. Maisano also is an officer and/or board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation (“BNY Mellon”), each of which is an affiliate of Dreyfus   .  He is 63 years old and has been an employee of Dreyfus since November 2006.  Prior to joining Dreyfus, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of Dreyfus, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

JAMES WINDELS, Treasurer since November 2001. Director-Mutual Fund Accounting of Dreyfus, and an officer of 77 investment companies (comprised of 196 portfolios) managed by Dreyfus.  He is 52 years old and has been an employee of Dreyfus   since April 1985.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.  Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 51 years old and has been an employee of Dreyfus since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.  Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by Dreyfus.  She is 38 years old and has been an employee of Dreyfus since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.  Senior Counsel of BNY Mellon and Secretary of Dreyfus, and an officer of 77 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by Dreyfus. She is 55 years old and has been an employee of Dreyfus since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by Dreyfus.  He is 49 years old and has been an employee of Dreyfus since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by Dreyfus.  She is 36 years old and has been an employee of Dreyfus since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.  Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by Dreyfus.  She is 48 years old and has been an employee of Dreyfus since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by Dreyfus.  He is 47 years old and has been an employee of Dreyfus since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by Dreyfus.  She is 41 years old and has been an employee of Dreyfus since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by Dreyfus.  He is 59 years old and has been an employee of Dreyfus  since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by Dreyfus.  He is 45 years old and has been an employee of Dreyfus since October 1990.

RICHARD S. CASSARO, Assistant Treasurer since January 2008.  Senior Accounting Manager – Money Market and Municipal Bond Funds of Dreyfus, and an officer of 77 investment companies (comprised of 196 portfolios) managed by Dreyfus.  He is 52  years old and has been an employee of Dreyfus since October 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.  Tax Manager of the Investment Accounting and Support Department of Dreyfus, and an officer of 77 investment companies (comprised of 196 portfolios) managed by Dreyfus.  He is 42 years old and has been an employee of Dreyfus since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.  Senior Accounting Manager – Fixed Income Funds of Dreyfus, and an officer of 77 investment companies (comprised of 196 portfolios) managed by Dreyfus.  He is 45 years old and has been an employee of Dreyfus since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.  Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 77 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus    since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.  Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 77 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus    since November 1990.

NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010.  Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 192 portfolios) managed by the Manager.  She is 41 years old and has been an employee of the Distributor since September 2008.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004. Chief Compliance Officer of Dreyfus and The Dreyfus Family of Funds (77 investment companies, comprised of 196 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients.  He is 53 years old and has served in various capacities with Dreyfus since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

The address of each Board member and officer of the Company is 200 Park Avenue, New York, New York 10166.

The Company's Board members and officers, as a group, owned less than 1% of the Fund's voting securities outstanding on March 11, 2011.  See "Information About the Company and Fund" for a list of shareholders known by the Company to own of record 5% or more of the Fund's outstanding voting securities as of March 11, 2011.

MANAGEMENT ARRANGEMENTS

Investment Adviser.  The Manager is a wholly-owned subsidiary of BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operating in 36 countries and serving more than 100 markets.  BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.

The Manager provides management services to the Fund pursuant to the Management Agreement (the "Management Agreement") between the Company and the Manager.  As to the Fund, the Management Agreement will continue until November 30, 2011, and thereafter is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Company's Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Management Agreement is terminable without penalty, on not more than 60 days' notice, by the Company's Board or by vote of the holders of a majority of the Fund's outstanding voting securities, or, on not less than 90 days' notice, by the Manager.  The Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The following persons are officers and/or directors of the Manager: Jonathan Baum, Chair of the Board and Chief Executive Officer; J. Charles Cardona, President and a director; Diane P. Durnin, Vice Chair and a director; Phillip N. Maisano, Chief Investment Officer, Vice Chair and a director; Bradley J. Skapyak, Chief Operating Officer and a director; Dwight Jacobsen, Executive Vice President and a director; Patrice M. Kozlowski, Senior Vice President--Corporate Communications; Gary E. Abbs, Vice President-Tax; Jill Gill, Vice President--Human Resources; Joanne S. Huber, Vice President-Tax; Anthony Mayo, Vice President--Information Systems;  John E. Lane, Vice President; Jeanne M. Login, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer;  James Bitetto, Secretary; and Robert Capone, Mitchell E. Harris, Jeffrey D. Landau, Cyrus Taraporevala and Scott E. Wennerholm, directors.

The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund.  The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund.  The Distributor may use part or all of such payments to pay certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents") in respect of these services.  The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

Portfolio Allocation Manager.  EACM, 200 Connecticut Avenue, Sixth Floor, Norwalk, Connecticut 06854-1958, serves as the Fund's portfolio allocation manager.  EACM, an affiliate of the Manager, is responsible for evaluating and recommending subadvisers for the Fund.  EACM also recommends the portion of the Fund's assets to be managed by each subadviser and may adjust each allocation by up to 20 percentage points, without the approval of the Company's Board.  EACM monitors and evaluates the performance of the subadvisers for the Fund and will advise and recommend to Dreyfus and the Company's Board whether a subadviser of the Fund should be terminated.  EACM is a wholly-owned subsidiary of BNY Mellon.

The allocation of the assets of the Fund among the Sub-Advisers will be determined by EACM, subject to the review of the Manager and the Company's Board, in the best interests of the Fund and its shareholders.  The Company expects that differences in investment returns among the portions of the Fund managed by different Sub-Advisers will cause the actual percentage of the Fund's assets managed by each Sub-Adviser to vary over time.

EACM provides portfolio allocation services pursuant to a Portfolio Allocation Management Agreement (the “Portfolio Allocation Agreement”) between EACM and the Manager. The Portfolio Allocation Agreement will continue until November 30, 2011, and thereafter is subject to annual approval by (i) the Company's Board or, (ii) vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Company's Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or the Manager and EACM, by vote cast in person at a meeting called for the purpose of voting such approval. The Portfolio Allocation Agreement is terminable without penalty (i) by the Manager on not more than 60 days' notice, (ii) by the Company's Board or by vote of the holders of a majority of the Fund’s shares on not more than 60 days' notice, or (iii) by EACM on not less than 90 days' notice.  The Portfolio Allocation Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement for any reason.

Sub-Advisers.  The Sub-Advisers provide investment advisory assistance and day-to-day management of the Fund's investments pursuant to separate Sub-Investment Advisory Agreements (each, a "Sub-Advisory Agreement") between the Sub-Adviser and the Manager.  Each Sub-Advisory Agreement will continue until November 30, 2011, and thereafter is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Company's Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or the Manager and applicable Sub- Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval.  Each Sub-Advisory Agreement is terminable without penalty (i) by the Manager on not more than 60 days' notice, (ii) by the Company's Board or by vote of the holders of a majority of the Fund's shares on not more than 60 days' notice, or (iii) by the Sub-Adviser on not less than 90 days' notice.  A Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement for any reason.

Portfolio Management.  The Sub-Advisers provide day-to-day management of the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the supervision of EACM and the Manager and the approval of the Company's Board.  The Sub-Advisers provide the Fund with portfolio managers who are authorized by the Company's Board to execute purchases and sales of securities.  Investment decisions for the Fund are currently made by the portfolio managers listed below.

 TS&W  serves as one of the Sub-Advisers of the Fund.  TS&W is a Delaware limited liability company founded in 1969.  TS&W is a majority-owned subsidiary of Old Mutual (US) Holdings Inc. and an affiliate of Old Mutual Capital, located at 6806 Paragon Place, Suite 300, Richmond, Virginia 23230.  TS&W serves institutional investors, middle market investors, and individuals in managing equity, fixed income, and international investments.  As of  February 28, 2011,  TS&W had approximately $8.3 billion in assets under management.  Frank H. Reichel, III is responsible for the day-to-day management of the portion of the Fund's portfolio that is managed by TS&W.

Walthausen serves as one of the Sub-Advisers of the Fund.  Walthausen was founded in 2007 and is located at 9 Executive Park Drive, Suite B, Clifton Park, New York 12065.  As of  February 28, 2011, Walthausen had approximately $ 595 million in assets under management.  John B. Walthausen is responsible for the day-to-day management of the portion of the Fund's portfolio that is managed by Walthausen.

Lombardia serves as one of the Sub-Advisers of the Fund. Lombardia was founded in 1989 and is located at 55 South Lake Avenue, Suite 750, Pasadena, California 91101. As of February 28, 2011, Lombardia had approximately $2.9 billion in assets under management. Alvin W. Marley, CFA is responsible for the day-to-day management of the portion of the Fund's portfolio that is managed by Lombardia.

Neuberger Berman serves as one of the Sub-Advisers of the Fund. Neuberger Berman was founded in 1939 and is located at 605 Third Avenue, New York, New York 10158.  As of February 28, 2011, Neuberger Berman and its affiliates had approximately $196.5 billion in assets under management.  Benjamin H. Nahum is responsible for the day-to-day management of the portion of the Fund's portfolio that is managed by Neuberger Berman.

Riverbridge serves as one of the Sub-Advisers of the Fund.  Riverbridge is a Minnesota limited liability company founded in July 1987.  Riverbridge is located at 801 Nicollet Mall, Midwest Plaza West, Suite 600, Minneapolis, Minnesota 55402.  As of February 28, 2011, Riverbridge had approximately $2.6 billion in assets under management.  Mark A. Thompson, Rick D. Moulton, Dana L. Feick, and Philip W. Dobrzynski are responsible for the day-to-day management of the portion of the Fund's portfolio that is managed by Riverbridge.

The Company, the Manager, the Sub-Advisers and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by the Fund.  The Code of Ethics subjects the personal securities transactions of the Advisers' employees to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager or a Sub-Adviser.  In that regard, portfolio managers and other investment personnel of the Advisers must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics.  In the case of the Manager, such transactions and holdings also are subject to the oversight of BNY Mellon's Investment Ethics Committee (the "Committee").  Portfolio managers and other investment personnel who comply with the preclearance and disclosure procedures of the Code of Ethics and, as to the Manager, the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

Portfolio Manager Compensation.  The following section describes the structure and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each Sub-Adviser.

TS&W:  For each portfolio manager, TS&W's compensation structure includes the following components: base salary, annual bonus, employer contribution plan and the ability to participate in a voluntary income deferral plan.

Base Salary.  Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager as well as the strength or weakness of the employment market at the time the portfolio manager is hired or upon any renewal period.

Bonus.  Each portfolio manager is eligible to receive an annual bonus.  Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager.  Bonus amounts are discretionary and tied to overall performance versus individual objectives.  Performance versus peer groups and benchmarks are taken into consideration.  For capacity constrained products, like small cap value, the small cap portfolio manager has an incentive program tied to the revenue generated in that products area.

Employer Contribution Plan.  All employees are eligible to receive annual profit sharing contributions under a qualified employer contribution plan, subject to Internal Revenue Service limitations.  Discretionary contributions are made on an annual basis at the sole discretion of TS&W.

Deferred Compensation Plan.  Portfolio managers meeting certain requirements are also eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax-deferred returns.

Equity Plan.  Key employees may be awarded deferred TS&W equity grants.  In addition, key employees may purchase TS&W equity directly.

Each portfolio manager is eligible to participate in benefit plans and programs available generally to all employees of TS&W.

Walthausen:  All members of Walthausen have common stock ownership in the firm.  This is a founding principle of the firm, which Walthausen believes maximizes the alignment of goals for the firm and its clients.  As the firm grows, Walthausen intends to expand ownership to new team members after an initial review period.

            Walthausen's compensation structure consists of base salary, bonus and profit sharing.  Each member of the investment team receives a base salary which is commensurate with past experience and role within the firm.  Bonuses are similarly awarded for performance.  As the firm grows, Walthausen intends to allocate profits across ownership levels.

Lombardia: Lombardia's compensation packages for its portfolio managers are comprised of base salaries and performance bonuses. For performance bonuses, each investment professional is evaluated by Lombardia's compensation committee using a combination of quantitative and subjective factors. The quantitative weight is 65% and the subjective weight is 35%. The quantitative measure is based on an internal attribution report broken down by analyst and focused on stock selection. Given that each of Lombardia's products has a stock picking strategy, Lombardia believes that this is the best measure of added value. Lombardia's compensation committee then considers three factors: 1) new idea generation, 2) teamwork, and 3) work ethic. New idea generation is intended to capture the quality and frequency of new idea generation. This factor credits or penalizes ideas that do not make it into the portfolios. Teamwork and work ethic will be measured both within individual teams and across the organization. Alvin W. Marley, the primary portfolio manager responsible for the day-to-day management of the portion of the Fund's portfolio that is managed by Lombardia, represents 25% of the firm's ownership. His compensation is also based on overall firm profitability.

Neuberger Berman: Neuberger Berman’s compensation philosophy is one that focuses on rewarding performance and incentivizing its employees.  Neuberger Berman is also focused on creating a compensation process that is fair, transparent, and competitive with the market.

Compensation for portfolio managers is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance.  The bonus for a portfolio manager is determined by using a formula which may or may not contain a discretionary component.  The discretionary component is determined on the basis of a variety of criteria including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman.  In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

The terms of long-term retention incentives at Neuberger Berman are as follows:

Employee-Owned Equity.  An integral part of the acquisition (the management buyout of Neuberger Berman in 2009) was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.

The senior portfolio managers on the mutual fund teams are key shareholders in the equity ownership structure.  On a yearly basis over the next five years, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. A set percentage of employee equity and preferred stock is subject to vesting.

Contingent Compensation Plan.  Neuberger Berman has also established the Neuberger Berman Group Contingent Compensation Plan pursuant to which a certain percentage of an employees’ compensation is deemed contingent and vests over a three-year period.  Under the plan, most participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team’s investment performance, as well as the performance of a portfolio of other investment funds managed by Neuberger Berman Group investment professionals.

Restrictive Covenants.  Portfolio managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions with respect to confidential information and employee and client solicitation.

Certain portfolio managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a portfolio manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a “finder’s fee” or “referral fee” paid to a third party).  The percentage of revenue a portfolio manager receives will vary based on certain revenue thresholds.

Riverbridge:  Riverbridge has three levels of compensation for investment team members.  Investment team members are compensated with a base compensation believed to be industry competitive relative to their level of responsibility.  The second level of compensation is predicated on the overall performance of the investment team and their individual contributions to the team.  The Chief Investment Officer makes a qualitative evaluation of the performance of the individual team member that contemplates contributions made for the current year and considers contributions made during the course of the last several years.  Evaluation factors include but are not limited to the performance of the Fund and other accounts managed relative to expectations for how those funds should have performed, given their objective, policies, strategies and limitations, and the market environment during the measurement period.  This performance factor is not based on the value of assets held in the portfolio strategy.  Additional factors considered include quality of research conducted, contributions made to the overall betterment of the Investment Team and contribution to the betterment of the firm.  The actual variable compensation may be more or less than the target amount, based on how well the individual satisfies the objectives stated above.  Multi-year time periods are used to evaluate the individual performance of investment team members.  Riverbridge stresses superior long-term performance and accordingly benchmarks portfolio managers' performance against comparable peer managers and the appropriate strategy benchmark.  The third level of compensation is ownership in the firm.  Riverbridge has also adopted a 401(k) Safe Harbor Plan that allows employees to contribute the maximum allowable by law.  Generally all employees are eligible to participate in the plan.  Riverbridge matches annually the employee's contribution in an amount equal to 100% of the first 3% of each employee's contribution and 50% of the next 2%.

Additional Information About the Portfolio Managers.  The following table lists the number and types of other accounts advised by the Fund's primary portfolio managers and assets under management in those accounts as of November 30, 2010:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
Frank H. Reichel, III (TS&W)*	1	$113 million	0	$0	66	$1,998 million
John B. Walthausen (Walthausen)	1	$186 million	0	$0 million	34	$195 million
Alvin W. Marley (Lombardia)	0	n/a	0	n/a	52	$910.2 million
Benjamin H. Nahum (Neuberger Berman)	2	$178	1	$5 million	144	$765 million***
Mark A. Thompson (Riverbridge)**	4	$295million	5	$107million	184	$2,184million
Rick D. Moulton (Riverbridge)**	4	$295million	5	$107million	184	$2,184million
Dana L. Feick (Riverbridge)**	4	$295million	5	$107million	184	$2,184million
Philip W. Dobrzynski (Riverbridge)**	4	$295million	5	$107million	184	$2,184million

_______________

* One of the funds or other accounts managed by the portfolio manager (approximately $61million in assets) is subject to a performance-based advisory fee.

** Riverbridge utilizes a team-based approach in managing a portion of the Fund's portfolio.  Three of the funds or other accounts managed by the portfolio managers (approximately $4 million in assets) are subject to a performance-based advisory fee.

***Other accounts include separate accounts and managed accounts (WRAP)

 The dollar range of Fund shares beneficially owned by the primary portfolio managers are as follows as of the end of the Fund's fiscal year:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Frank H. Reichel, III (TS&W)	$0
John B. Walthausen (Walthausen)	$0
Alvin W. Marley (Lombardia)	$0
Benjamin H. Nahum (Neuberger Berman)	$0
Mark A. Thompson (Riverbridge)	$0
Rick D. Moulton (Riverbridge)	$0
Dana L. Feick (Riverbridge)	$0
Philip W. Dobrzynski (Riverbridge)	$0

Conflicts of Interest

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of the Advisers' management of the Fund and Other Accounts, as applicable.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus or a Sub-Adviser, as the case may be, may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus' or the Sub-Adviser's, as the case may be, overall allocation of securities in that offering, or to increase Dreyfus' or the Sub-Adviser's, as the case may be, ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus or the Sub-Adviser, as the case may be, may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  IPOs, in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus or the Sub-Adviser, as the case may be.  Dreyfus or the Sub-Adviser, as the case may be, periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund.  In addition, Dreyfus or the Sub-Adviser, as the case may be, could be viewed as having a conflict of interest to the extent that Dreyfus or the Sub-Adviser, as the case may be, or its affiliates and/or portfolio managers, have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund.  For these or other reasons, the portfolio managers may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts.  The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

The involvement of a Sub-Adviser in the management of Other Accounts may present conflicts of interest with respect to the Fund or limit the Fund's investment activities.  The Sub-Advisers advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund.  The Sub-Advisers will not have any obligation to make available for the benefit of the management of the Fund any such transactions.  The results of the Fund's investment activities, therefore, may differ from those of the Sub-Adviser and it is possible that the Fund could sustain losses during periods in which the Sub-Adviser achieves significant profits on its trading for such other accounts.  From time to time, the Fund's activities may be limited because of regulatory restrictions applicable to the Sub-Adviser and/or its internal policies designed to comply with such restrictions.

Dreyfus' and each Sub-Adviser's respective goal is to provide high quality investment services to all clients, while meeting Dreyfus' and the Sub-Adviser's respective fiduciary obligation to treat all clients fairly.  Dreyfus and the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Dreyfus and the Sub-Advisers monitor a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the relevant Adviser's Code of Ethics.  Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

BNY Mellon and its affiliates, including Dreyfus and others involved in the management, sales, investment activities, business operations or distribution of the Fund, are engaged in businesses and have interests other than that of managing the Fund.  These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Fund and the Fund's service providers, which may cause conflicts that could disadvantage the Fund.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the Fund.  BNY Mellon has no obligation to provide to Dreyfus or the Fund, or effect transactions on behalf of the Fund in accordance with, any market or other information, analysis, or research in its possession.  Consequently, BNY Mellon (including, but not limited to, BNY Mellon’s central Risk Management Department) may have information that could be material to the management of the Fund and may not share that information with relevant personnel of Dreyfus.  Accordingly, Dreyfus has informed management of the Fund that in making investment decisions it does not obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers.

Dreyfus will make investment decisions for the Fund as it believes is in the best interests of the Fund.  Investment decisions made for the Fund may differ from, and may conflict with, investment decisions made for other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates.  Actions taken with respect to such other investment companies or accounts may adversely impact the Fund, and actions taken by the Fund may benefit BNY Mellon or other investment companies or accounts (including the Fund) advised by Dreyfus or BNY Mellon and its other affiliates.  Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among different other investment companies and accounts) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including Dreyfus) and the aggregated exposure of such accounts) may restrict investment activities of the Fund.  While the allocation of investment opportunities among the Fund and other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel, Dreyfus will make allocation decisions consistent with the interests of the Fund and the other investment companies and accounts and not solely based on such other interests.

            Portfolio managers of each of the following Sub-Advisers who manage other investment accounts in addition to the Fund may be presented with the potential conflicts described below.

TS&W:  TS&W allocates bunched purchase and sale transactions on a fair and consistent basis to ensure that no client or group of clients, including funds, receive more favorable treatment than other client accounts.  Equity portfolio managers will allocate their orders by account prior to transmitting an order and if the entire order is filled completely, the price paid by each account shall be the average price of the order.  All partial fills are allocated pro-rata by the trading system unless a manual override is necessary due to cash considerations in specific accounts.

To avoid a conflict when allocating investment opportunities among TS&W's micro cap and small cap products, the two products are prohibited from owning the same security.

Walthausen:  To mitigate possible conflicts of interest, Walthausen allocates trades for accounts that permit aggregation or "bunching" in a manner that it considers to be the most equitable to all such accounts.  Securities being acquired are allocated by the size of assets in each account.  Walthausen's objective is to allocate purchases so as to bring each account in a strategy to a comparable percentage invested in each portfolio security.  The price of the securities allocated to the accounts is the average share price for all transactions in that security for the accounts on a given day, with all transaction costs shared on a pro rata basis.  Walthausen frequently monitors and tests the procedures to ensure that trade allocations are fair and do not favor or discriminate against any client or account.

            Walthausen has adopted procedures to ensure that no trades for its proprietary accounts in a particular security are performed on the same day as trades conducted in that security for its client accounts.  Accordingly, trades for Walthausen's proprietary accounts are not bunched with those for its client accounts.  Walthausen gives its client accounts priority to any new ideas that may overlap its proprietary account strategies.  Trading is monitored on a daily basis by Walthausen's chief compliance officer to ensure that proprietary accounts are not favored over client accounts.

Lombardia: Lombardia manages each account using the same investment process. Positions and weightings are also similar across accounts, including those with performance-based fees. In addressing potential conflicts of interest, Lombardia will consider, and will disclose to clients, the following issues, among others, and will also explain how it addresses each potential conflict of interest including, but not limited to, personal trading, corporate opportunities, equitable treatment of accounts, insider trading, performance fees, valuation of client accounts, outside activities and business gifts. Lombardia has adopted certain compliance procedures which are designed to address these types of conflicts.

Neuberger Berman: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account.  The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

Neuberger Berman's Trade Allocation and Rotation Policy requires that allocation decisions be made on a basis that is "fair and equitable" to all client accounts within the investment unit responsible for those accounts, in accordance with applicable investment and regulatory restrictions. As such, the Policy aims to ensure that client accounts are treated in a manner consistent with other accounts managed by the same portfolio manager, sharing a similar investment strategy.

Portfolio managers are required to treat all clients within a similar strategy fairly, particularly in situations where orders are not entered across an entire book or where transactions are partially executed.  In those instances, portfolio managers are responsible for utilizing a Trade Allocation methodology to ensure clients are not disadvantaged.  Portfolio managers must maintain written procedures which detail their Trade Allocation methodology. The investment management team allocates trades on a pro-rata basis (includes allocations of new issues for eligible accounts). Pro-rata allocations are systematically calculated by programming within the order management system. In some instances, a trade may not be allocated on a pro-rata basis; this may be due to client mandated investment restrictions, operational issues (client account(s) is not set-up to settle the trade in the local currency), directed brokerage issues, etc.

Neuberger Berman's Asset Management Guideline Oversight Group (AMGO) periodically evaluates Portfolio Manager trading activity to ensure that trading remains consistent with documented trade allocation procedures.

Neuberger Berman has adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Riverbridge:  Potential conflicts of interest may arise because Riverbridge engages in portfolio management activities for other clients.  The Fund will not receive preferential treatment relative to Riverbridge's other accounts, nor will the Fund be disadvantaged in any way.

Because the portfolio managers discussed above generally manage multiple accounts with similar investment objectives and strategies, Riverbridge is subject to portfolio security allocation procedures which are intended to ensure that limited investment opportunities are allocated in a fair and equitable manner among Riverbridge's various client accounts.  Where Riverbridge seeks to purchase securities for the account of the Fund and other clients, but is unable to obtain the desired amount of the securities, the available amount is generally allocated pro-rata among the Fund and other participating accounts, with limited exceptions.

Expenses.  All expenses incurred in the operation of the Company, with respect to the Fund, are borne by the Company, except to the extent specifically assumed by the Manager or a Sub-Adviser.  The expenses borne by the Company, with respect to the Fund, include, without limitation:  taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or a Sub-Adviser or their affiliates, SEC fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining corporate existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and costs of shareholder reports and corporate meetings, any extraordinary expenses. Expenses attributable to the Fund are charged against the assets of the Fund; other expenses of the Company are allocated between the Fund and the Company's other series on the basis determined by the Company's Board, including, but not limited to, proportionately in relation to the net assets of each.  In addition, each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class.  Class A and Class C shares are subject to an annual shareholder services fee, and Class C shares are subject to an annual distribution fee.  See "Distribution Plan and Shareholder Services Plan."  All fees and expenses are accrued daily and deducted before declaration of dividends to investors.

As compensation for the Manager's services to the Fund, the Company has agreed to pay the Manager a monthly management fee at the annual rate of 0.90% of the value of the Fund's average daily net assets.  For the period December 17, 2008 (commencement of operations of the Fund) to November 30, 2009, the management fee payable by the Fund amounted to $177,133, the entire amount was waived pursuant to an undertaking in effect, resulting in no management fee being paid by the Fund to the Manager. For the fiscal year ended November 30, 2010, the management fee payable by the Fund amounted to $1,644,081 which amount were reduced by $27,373 pursuant to an undertaking, resulting in net fees paid of $1,616,708.

Distributor.  MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the Company, which is renewable annually.  The Distributor also serves as distributor for the other funds in the Dreyfus Family of Funds and BNY Mellon Funds Trust.

The Distributor compensates certain Service Agents for selling Class A shares subject to a contingent deferred sales charge ("CDSC"), and Class C shares at the time of purchase from its own assets.  The proceeds of the CDSC and fees pursuant to the Company's Distribution Plan (described below), in part, are used to defray these expenses.  The Distributor also may act as a Service Agent and retain sales loads and CDSCs and Distribution Plan fees.  For purchases of Class A shares subject to a CDSC and Class C shares, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the net asset value of such shares purchased by their clients.   The amounts retained on the sale of Fund's shares by the Distributor from sales loads and from CDSCs, as applicable, with respect to the Fund's Class A and Class C shares, are set forth below:

Class	12/17/2008 (commencement of operations) – 11/30/2009	Fiscal Year Ended November 30, 2010
Class A	$20	$24
Class C	$0	$0

The Distributor may pay Service Agents that have entered into agreements with the Distributor a fee based on the amount invested through such Service Agents in Fund shares by employees participating in qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions, or state and local governments ("Retirement Plans"), or other programs.  The term "Retirement Plans" does not include IRAs, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans ("SEP-IRAs").  Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents.  The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time.  The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.  Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

The Manager or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares of the Fund or provide other services.  Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the Fund to those intermediaries.  Because those payments are not made by you or the Fund, the Fund's total expense ratio will not be affected by any such payments.  These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent.  Cash compensation also may be paid from the Manager's or the Distributor's own resources to Service Agents for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs.  These payments sometimes are referred to as "revenue sharing."  From time to time, the Manager or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of:  occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations.  In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of the Fund to you.  Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.

Transfer and Dividend Disbursing Agent and Custodian.  Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, is the Fund's transfer and dividend disbursing agent.  Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund.  For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.  The Fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of Fund shares.

The Bank of New York Mellon (the "Custodian"), an affiliate of the Manager, located at One Wall Street, New York, New York 10286, is the Fund's custodian.  Under a custody agreement with the Company, the Custodian holds the Fund's securities and keeps all necessary accounts and records.  For its custody services, the Custodian receives a monthly fee from the Fund based on the market value of the Fund's assets held in custody and receives certain securities transaction charges.

HOW TO BUY SHARES

General.  Class A and Class C shares of the Fund may be purchased only by clients of certain Service Agents, including the Distributor.  Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.  You will be charged a fee if an investment check is returned unpayable.  Share certificates are issued only upon your written request.  No certificates are issued for fractional shares.

Class I shares are offered only to (i) bank trust departments, trust companies and insurance companies that have entered into agreements with the Distributor to offer Class I shares to their clients, (ii) institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs (Class I shares may be purchased for a Retirement Plan or SEP-IRA only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Retirement Plan or SEP-IRA that has entered into an agreement with the Distributor to offer Class I shares to such Retirement Plan or SEP-IRA), (iii) law firms or attorneys acting as trustees or executors/administrators, (iv) foundations and endowments that make an initial investment in the Fund of at least $1 million, (v) sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Code that maintain an omnibus account with the Fund and do not require shareholder tax reporting or 529 account support responsibilities from the Distributor, (vi) advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available, and (vii) certain funds in the Dreyfus Family of Funds.  Institutions effecting transactions in Class I shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

The Company reserves the right to reject any purchase order.  The Fund will not establish an account for a "foreign financial institution," as that term is defined in Department of the Treasury rules implementing section 312 of the USA PATRIOT Act of 2001.  Foreign financial institutions include:  foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter.  The Fund will not accept cash, travelers' checks, or money orders as payment for shares.

When purchasing Fund shares, you must specify which Class is being purchased.  Your Service Agent can help you choose the share class that is appropriate for your investment.  The decision as to which Class of shares is most beneficial to you depends on a number of factors, including the amount and the intended length of your investment in the Fund.  Please refer to the Fund's Prospectus for a further discussion of those factors.

In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase.  You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

Service Agents may receive different levels of compensation for selling different Classes of shares.  Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees.  You should consult your Service Agent in this regard.  As discussed under "Management Arrangements—Distributor," Service Agents may receive revenue sharing payments from the Manager or the Distributor.  The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of the Fund instead of other mutual funds where such payments are not received.  Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.

For each Class of shares, the minimum initial investment is $1,000.  Subsequent investments in the Fund must be at least $100.  However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education Savings Accounts, with no minimum for subsequent purchases.  The initial investment must be accompanied by the Account Application.  For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50.  Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of the Company's Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the Fund.  The Company reserves the right to offer Fund shares without regard to minimum purchase requirements to government-sponsored programs or to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Company.  Fund shares are offered without regard to the minimum initial or subsequent investment amount requirements to investors purchasing Fund shares through wrap fee programs or other fee-based programs.  The Company reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

The Fund may, in its discretion, accept securities in payment for Fund shares.  Securities may be accepted in payment for shares only if they are, in the judgment of the Manager, appropriate investments for the Fund.  These securities are valued by the same method used to value the Fund's existing portfolio holdings.  The contribution of securities to the Fund may be a taxable transaction to the shareholder.

The Code imposes various limitations on the amount that may be contributed to certain Retirement Plans or government-sponsored programs.  These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan or government-sponsored program.  Participants and plan sponsors should consult their tax advisers for details.

Fund shares also may be purchased through Dreyfus-Automatic  Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as described under "Shareholder Services."  These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals.  You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

Fund shares are sold on a continuous basis.  Net asset value per share of each Class is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for regular business.  For purposes of determining net asset value, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange.  Net asset value per share of each Class of the Fund is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding.  For information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value."

If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on a regular business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day.  Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next regular business day, except where shares are purchased through a dealer as provided below.

Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of its business day (usually 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day.  Otherwise, the orders will be based on the next determined public offering price.  It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day.  For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed.  If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

Class A Shares.  The public offering price for Class A shares of the Fund is the net asset value per share of that Class plus a sales load as shown below:

	Total Sales Load* – Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of net asset value per share	Dealers' reallowance as a % of offering price

Less than $50,000	5.75	6.10	5.00
$50,000 to less than $100,000	4.50	4.71	3.75
$100,000 to less than $250,000	3.50	3.63	2.75
$250,000 to less than $500,000	2.50	2.56	2.25
$500,000 to less than $1,000,000	2.00	2.04	1.75
$1,000,000 or more	-0-	-0-	-0-
______________________________
*			Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Class A shares purchased without an initial sales charge as part of an investment of $1,000,000 or more may be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase.  The Distributor may pay Service Agents an up-front commission of up to 1% of the net asset value of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC.  If the Service Agent waives receipt of such commission, the CDSC applicable to such Class A shares will not be assessed at the time of redemption. See "Management Arrangements—Distributor."

The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code), although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the Code); or an organized group that has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means that result in economy of sales effort or expense.

Set forth below is an example of the method of computing the offering price of the Fund's Class A shares.  The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000, subject to the schedule of sales charges set forth above, at a price based upon the net asset value per share at November 30, 2010:

Class A

Net Asset Value Per Share	$19.63
Per Share Sales Charge
Class A – 5.75% of offering price (6.10% of net asset value per share)	$1.20

Per Share Offering Price to the Public	$20.83

Dealers' Reallowance—Class A Shares.  The dealer reallowance provided with respect to Class A shares may be changed from time to time but will remain the same for all dealers.  The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised by the Manager, which are sold with a sales load, such as Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares.  See "Management Arrangements—Distributor."

Class A Shares Offered at Net Asset Value.  Full-time employees of FINRA member firms and full-time employees of other financial institutions that have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with a FINRA member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program (if Fund shares are offered to such plans or programs), or for their spouses or minor children, at net asset value without a sales load, provided they have furnished the Distributor such information as it may request from time to time in order to verify eligibility for this privilege.  This privilege also applies to full-time employees of financial institutions affiliated with FINRA member firms whose full-time employees are eligible to purchase Class A shares at net asset value.  In addition, Class A shares are offered at net asset value to full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager or its affiliates, including members of the Company's Board, or the spouse or minor child of any of the foregoing.

Class A shares may be purchased at net asset value without a sales load through certain broker-dealers and other financial institutions that have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

Class A shares also may be purchased at net asset value without a sales load, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

Class A shares may be purchased at net asset value without a sales load by qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus fund since on or before February 28, 2006.

Class A shares may be purchased at net asset value without a sales load with the cash proceeds from an investor's exercise of employment-related stock options, whether invested in the Fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options.  Upon establishing the account in the Fund or Dreyfus-managed money market fund, the investor and the investor's spouse or minor children become eligible to purchase Class A shares of the Fund at net asset value, whether or not using the proceeds of the employment-related stock options.

Class A shares may be purchased at net asset value without a sales load by members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

Class A shares are offered at net asset value without a sales load to employees participating in Retirement Plans.  Class A shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a Retirement Plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a Retirement Plan, the rollover is processed through an entity that has entered into an agreement with the Distributor specifically relating to processing rollovers.  Upon establishing the Rollover Account in the Fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the Fund at net asset value in such account.

Right of Accumulation—Class A Shares.  Reduced sales loads apply to any purchase of Class A shares by you and any related "purchaser" as defined above, where the aggregate investment, including such purchase, is $50,000 or more.  If, for example, you previously purchased and still hold shares of the Fund, or shares of certain other Dreyfus funds that are subject to a front-end sales load or CDSC or shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of the Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.50% of the offering price.  All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail.  The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

Class C Shares.  The public offering price for Class C shares is the net asset value per share of that Class.  No initial sales charge is imposed at the time of purchase.  A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase.  See "How to Redeem Shares—Contingent Deferred Sales Charge—Class C Shares."

Class I Shares.  The public offering price for Class I shares is the net asset value per share of that Class.

Dreyfus TeleTransfer Privilege.  You may purchase shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent.  The proceeds will be transferred between the bank account designated in one of these documents and your Fund account.  Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

Dreyfus TeleTransfer  purchase orders may be made at any time.  If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, Fund shares will be purchased at the public offering price determined on that day.  If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), Fund shares will be purchased at the public offering price determined on the next bank business day following such purchase order.  To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for the purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file.  If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed.  See "How to Redeem Shares—Dreyfus TeleTransfer  Privilege."

Reopening an Account.  You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

Converting Shares.  Under certain circumstances, Fund shares may be converted from one Class of shares to another Class of shares of the Fund.  The aggregate dollar value of the shares of the Class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion.  An investor whose Fund shares are converted from one Class to another Class of the Fund will not realize taxable gain or loss as a result of the conversion.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

Class C shares of the Fund are subject to a Distribution Plan and Class A and Class C shares of the Fund are subject to a Shareholder Services Plan.

Distribution Plan.  Rule 12b-1 (the "Rule") adopted by the SEC under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule.  The Company's Board has adopted such a plan (the "Distribution Plan") with respect to Class C shares of the Fund, pursuant to which the Fund pays the Distributor for distributing such Class of shares a fee at an annual rate of 0.75% of the value of the average daily net assets of Class C shares.  The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.  The Company's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and the holders of its Class C shares.

A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review.  In addition, the Distribution Plan provides that it may not be amended to increase materially the costs that holders of the Fund's Class C shares may bear pursuant to the Distribution Plan without the approval of the holders of such shares and that other material amendments of the Distribution Plan must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.  The Distribution Plan is subject to annual approval by such vote of the Board cast in person at a meeting called for the purpose of voting on the Distribution Plan.  The Distribution Plan may be terminated at any time by vote of a majority of the Company’s Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of such class of shares.

For the fiscal year ended November 30, 2010, the Fund paid the Distributor with respect to Class C shares $6,397, pursuant to the Distribution Plan.

Shareholder Services Plan.  The Company has adopted a Shareholder Services Plan with respect to Class A and Class C shares of the Fund.  Pursuant to the Shareholder Services Plan, the Fund pays the Distributor for the provision of certain services to the holders of such shares a fee at the annual rate of 0.25% of the value of the average daily net assets of Class A and Class C shares.  The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts.  Under the Shareholder Services Plan, the Distributor may make payments to certain Service Agents in respect of these services.

A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review.  In addition, the Shareholder Services Plan provides that material amendments must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.  As to the relevant class of shares, the Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan.  As to the relevant class of shares, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

For the fiscal year ended November 30, 2010, the Fund paid the Distributor with respect to Class A and Class C shares $18,033 and $2,132, respectively, pursuant to the Shareholder Services Plan.

HOW TO REDEEM SHARES

General.  The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC.  However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer  Privilege or through Dreyfus-Automatic  Asset Builder®, and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares.  In addition, the Fund will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer  Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer  purchase or the Dreyfus-Automatic  Asset Builder order against which such redemption is requested.  These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request.  Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

If you hold shares of more than one Class of the Fund, any request for redemption must specify the Class of shares being redeemed.  If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

Contingent Deferred Sales Charge—Class C Shares.  A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares made within one year of the date of purchase.  No CDSC will be imposed to the extent that the net asset value of the Class C shares redeemed does not exceed (i) the current net asset value of Class C shares acquired through reinvestment of Fund dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class C shares above the dollar amount of all your payments for the purchase of Class C shares held by you at the time of redemption.

If the aggregate value of Class C shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate.  It will be assumed that the redemption is made first of amounts representing Class C shares of the Fund acquired pursuant to the reinvestment of Fund dividends and distributions; then, of amounts representing the increase in net asset value of Class C shares above the total amount of payments for the purchase of Class C shares made during the preceding year; and finally, of amounts representing the cost of shares held for the longest period.

For example, assume an investor purchased 100 shares of the Fund at $10 per share for a cost of $1,000.  Subsequently, the shareholder acquired five additional Fund shares through the reinvestment of Fund dividends.  Within a year after the purchase the investor decided to redeem $500 of the investment.  Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share).  The CDSC would not be applied to the value of the reinvested dividend shares and the amount that represents appreciation ($260).  Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1% for a total CDSC of $2.40.

Waiver of CDSC.  The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Retirement Plans, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70½ in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below.  If the Company's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately.  Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived, as provided in the Fund's Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption you or your Service Agent must notify the Distributor.  Any such qualification is subject to confirmation of your entitlement.

Reinvestment Privilege.  Upon written request, you may reinvest up to the number of Class A shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges.  Upon reinstatement, if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested.  The Reinvestment Privilege may be exercised only once.

Wire Redemption Privilege.  By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine.  Ordinarily, the Company will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form.  Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System.  Fees ordinarily are imposed by such bank and borne by the investor.  Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent.  This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

Dreyfus TeleTransfer Privilege.  You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account.  Only a bank account maintained in a domestic financial institution which is an ACH member may be designated.  You should be aware that if you have selected the Dreyfus TeleTransfer  Privilege, any request for a Dreyfus TeleTransfer  transaction will be effected through the ACH system unless more prompt transmittal specifically is requested.  Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request.  Shares held in an IRA or Education Savings Account may not be redeemed through the Dreyfus TeleTransfer  Privilege.  See "How to Buy Shares—Dreyfus TeleTransfer  Privilege."

Redemption Through a Selected Dealer.  If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer.  If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), the redemption request will be effective on that day.  If the Transfer Agent receives a redemption request after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day.  It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner.  The proceeds of the redemption are credited to your account with the Selected Dealer.  See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders.  Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (usually 5:15 p.m., Eastern time), are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day.  Otherwise, the shares will be redeemed at the next determined net asset value.  It is the responsibility of the Selected Dealer to transmit orders on a timely basis.  The Selected Dealer may charge the shareholder a fee for executing the order.  This repurchase arrangement is discretionary and may be withdrawn at any time.

Share Certificates; Signatures.  Any certificates representing Fund shares to be redeemed must be submitted with the redemption request.  A fee may be imposed to replace lost or stolen certificates, or certificates that were never received.  Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed.  Signatures on endorsed certificates submitted for redemption also must be guaranteed.  The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program.  Guarantees must be signed by an authorized signatory of the guarantor and "Signature‑Guaranteed" must appear with the signature.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

Redemption Commitment.  The Company has committed itself to pay in cash all redemption requests by any shareholder of record of the Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period.  Such commitment is irrevocable without the prior approval of the SEC.  In the case of requests for redemption from the Fund in excess of such amount, the Company's Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders.  In such event, the securities would be valued in the same manner as the Fund's investments are valued.  If the recipient sells such securities, brokerage charges would be incurred.

Suspension of Redemptions.  The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when the SEC determines that trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.

SHAREHOLDER SERVICES

Fund Exchanges.  You may purchase, in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Family of Funds, or shares of certain other funds in the Dreyfus Family of Funds, to the extent such shares are offered for sale in your state of residence.  Shares of such other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

A.      Exchanges for shares of funds offered without a sales load will be made without a sales load.

B.      Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.      Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D.      Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

E.       Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

To accomplish an exchange under item D above, you, or your Service Agent acting on your behalf, must notify the Transfer Agent of your prior ownership of Fund shares and your account number.

You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc.  The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account").  Exchanges of shares for an Exchange Account only can be made into certain other funds managed or administered by the Manager.  No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account.  Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account.  See "How to Redeem Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only.  Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege and the Automatic Withdrawal Plan.

To request an exchange, you, or your Service Agent acting on your behalf, must give exchange instructions to the Transfer Agent in writing, by telephone or online.  The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege.  By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the Transfer Agent to be genuine.  Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted.  Shares issued in certificate form are not eligible for telephone or online exchange.  No fees currently are charged shareholders directly in connection with exchanges, although the Company reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.

Exchanges of Class I shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for shares of the same class of the fund into which the exchange is being made.

During times of drastic economic or market conditions, the Company may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components – redemption orders with a simultaneous request to purchase the other fund's shares.  In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

Dreyfus Auto-Exchange Privilege.  Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Family of Funds, or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder.  This Privilege is available only for existing accounts.  Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges."  Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you.  You will be notified if your account falls below the amount designated to be exchanged under this Privilege.  In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction.  Shares held under an IRA and other retirement plans are eligible for this Privilege.  Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts.  With respect to all other retirement accounts, exchanges may be made only among those accounts.

Fund Exchanges and Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold.  Shares may be exchanged only between accounts having certain identical identifying designations.

Shareholder Services Forms and prospectuses for other funds in the Dreyfus Family of Funds may be obtained by calling 1-800-554-4611, or visiting www.dreyfus.com.  The Company reserves the right to reject any exchange request in whole or in part.  Shares may be exchanged only between accounts having certain identical identifying designations.  The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

Dreyfus-Automatic Asset Builder®.  Dreyfus-Automatic  Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you.  Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Government Direct Deposit Privilege.  Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your Fund account.

Dreyfus Payroll Savings Plan.  Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis.  Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period.  To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department.  It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

Dreyfus Dividend Options.  Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of another fund in the Dreyfus Family of Funds, or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder.  Shares of the other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

A.  Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B.  Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.  Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D.  Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account.  Only an account maintained at a domestic financial institution which is an ACH member may be so designated.  Banks may charge a fee for this service.

Automatic Withdrawal Plan.  The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account.  Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares.  If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted.  The Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-554-4611.  The Automatic Withdrawal Plan may be terminated at any time by you, the Company or the Transfer Agent.  Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

No CDSC with respect to Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal.  Withdrawals with respect to Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC.  Withdrawals of Class A shares subject to a CDSC under the Automatic Withdrawal Plan will be subject to any applicable CDSC.  Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

Certain Retirement Plans, including Dreyfus-sponsored Retirement Plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details.  Such a withdrawal plan is different than the Automatic Withdrawal Plan.

Letter of Intent—Class A Shares.  By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A shares based on the total number of shares of Eligible Funds (as defined under "Right of Accumulation" above) purchased by you and any related "purchaser" (as defined above) in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent.  Shares of any Eligible Fund purchased within 90 days prior to the submission of the Letter of Intent may be used to equal or exceed the amount specified in the Letter of Intent.  A minimum initial purchase of $5,000 is required.  You can obtain a Letter of Intent form by calling 1-800-554-4611.

Each purchase you make during the 13-month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent.  The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent.  When you fulfill the terms of the Letter of Intent by purchasing the specified amount the escrowed amount will be released and additional shares representing such amount credited to your account.  If your purchases meet the total minimum investment amount specified in the Letter of Intent within the 13-month period, an adjustment will be made at the conclusion of the 13-month period to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the Letter of Intent.  If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months.  If total purchases are less than the amount specified, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account.  Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load.  At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent.  Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was submitted.

Corporate Pension/Profit-Sharing and Retirement Plans.  The Company makes available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan.  In addition, the Company makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs, and rollover IRAs), Education Savings Accounts, 401(k) Salary Reduction Plans and 403(b)(7) Plans.  Plan support services also are available.

If you wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, you may request from the Distributor forms for adoption of such plans.

The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares.  All fees charged are described in the appropriate form.

Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian.  Purchases for these plans may not be made in advance of receipt of funds.

You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.

DETERMINATION OF NET ASSET VALUE

Valuation of Portfolio Securities.  The Fund's investments are valued on the basis of market quotations or official closing prices.  The Fund's portfolio securities, including covered call options written by the Fund, are valued at the last sales price on the securities exchange or national market on which such securities primarily are traded.  Securities listed on the Nasdaq National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price.  Securities not listed on an exchange or national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except that open short positions are valued at the asked price.  Bid price is used when no asked price is available. Market quotations of foreign securities in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange.  Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or, if no such rate is quoted on such date, such other quoted market exchange rate as may be determined to be appropriate by the Manager.  Forward currency contracts will be valued at the current cost of offsetting the contract.  If the Fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place contemporaneously with the determination of prices of certain of the Fund's securities.  Short-term investments may be carried at amortized cost, which approximates value.  Expenses and fees, including the management fee (reduced by the expense limitation, if any) and fees pursuant to the Shareholder Services Plan, with respect to Class A and Class C shares only, and pursuant to the Distribution Plan, with respect to Class C shares only, are accrued daily and are taken into account for the purpose of determining the net asset value of the relevant Class of shares.  Because of the difference in operating expenses incurred by each Class, the per share net asset value of each Class will differ.

Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined by the Fund not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the Fund calculates its net asset value), are valued at fair value as determined in good faith based on procedures approved by the Company's Board.  Fair value of investments may be determined by the Company's Board, its pricing committee or its valuation committee using such information as it deems appropriate.  The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased or sold, and public trading in similar securities of the issuer or comparable issuers.  Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.  The valuation of a security based on fair value procedures may differ from the security's most recent closing price, and from the prices used by other mutual funds to calculate their net asset values.  Foreign securities held by the Fund may trade on days that the Fund is not open for business, thus affecting the value of the Fund's assets on days when Fund investors have no access to the Fund.  Restricted securities that are, or are convertible into, securities of the same class of other securities for which a public market exists usually will be valued at such market value less the same percentage discount at which the restricted securities were purchased.  This discount will be revised periodically by the Board if the Board members believe that it no longer reflects the value of the restricted securities.  Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost.  Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Company's Board.

New York Stock Exchange Closings.  The holidays (as observed) on which the New York Stock Exchange is closed currently are:  New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS AND DISTRIBUTIONS

If a fund investor elects to receive dividends and distributions in cash, and the investor's dividend or distribution check is returned to the fund as undeliverable or remains uncashed for six months, the fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional fund shares at net asset value.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Any dividend or distribution paid shortly after an investor's purchase of fund shares may have the effect of reducing the aggregate net asset value of the shares below the cost of the investment.  Such a dividend or distribution would be a return of capital in an economic sense, although taxable as stated in the fund's prospectus.  In addition, the Code provides that if a shareholder holds shares of a fund for one year or less and has (or is deemed to have) received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received or deemed to have been received.

A fund may make distributions on a more frequent basis than is described in its prospectus to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.  A fund may not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.  Dividends and distributions among share classes in the same fund may vary due to the different expenses of such share classes.

TAXATION

See the prospectus and elsewhere in this SAI to determine which sections of the discussion below apply to your funds.

The following is only a general summary of some of the important federal income tax considerations generally affecting the funds and their shareholders.  No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities or to discuss state and local tax matters affecting the funds.  Shareholders are urged to consult their own tax advisors for more detailed information concerning the tax implications of investments in the funds.

Taxation of the Funds. Each fund intends to qualify for treatment as a regulated investment company ("RIC") under the Code and intends to continue to so qualify if such qualification is in the best interests of its shareholders.  To qualify as a RIC, a fund must, among other things: (a) derive in each taxable year (the "gross income test") at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" ("QPTPs") (as defined in the Code); (b) diversify its holdings (the "asset diversification test") so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses or one or more QPTPs; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (determined without regard to the dividends paid deduction) and net tax-exempt interest income, if any, for such year.

Pursuant to the recently enacted Regulated Investment Company Modernization Act of 2010 (the "Modernization Act"), a RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC's failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect.  However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which (x) the RIC's non-qualifying gross income exceeds (y) one-ninth of the RIC's qualifying gross income, each as determined for purposes of applying the gross income test for such year.

Also pursuant to the Modernization Act, a RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances.  If the RIC's failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC's assets at the end of such quarter and (ii) $10,000,000 (a "de minimis failure"), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC's failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.  However, in such case, a tax is imposed on the RIC, at the current rate of 35 percent, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met.  In all events, however, such tax will not be less than $50,000.

As a RIC, a fund will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code.  If a fund were to fail to qualify as a RIC in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.  Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and, for taxable years beginning before January 1, 2013 (unless such date is extended by future legislation), may be eligible for a 15% preferential maximum tax rate in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the fund's shares (as described below).  In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of a fund's "required distribution" over its actual distributions in any calendar year.  Generally, the required distribution is 98% of a fund's ordinary income for the calendar year plus 98% (98.2% for calendar years after 2010) of its capital gain net income, determined under prescribed rules for this purpose, recognized during the one-year period ending on October 31st of such year (or December 31st of that year if the fund is permitted to so elect and so elects) plus undistributed amounts from prior years.  Each fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.  A fund's investments in partnerships, including in QPTPs, may result in a fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of Fund Distributions (Funds Other Than Municipal or Other Tax-Exempt Funds).  For federal income tax purposes, distributions of investment income generally are taxable as ordinary income to the extent of a fund's earnings and profits.  Taxes on distributions of capital gains are determined by how long a fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares.  In general, a fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less.  Distributions of "net capital gains," that is, the excess of net long-term capital gains over net short-term capital losses, that are properly characterized by the fund as capital gain dividends ("capital gain dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain.  Long-term capital gain rates applicable to individuals have been temporarily reduced, in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning before January 1, 2013.  Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income.  The determination of whether a distribution is from capital gains is generally made taking into account available net capital loss carryforwards, if any.  Under the Modernization Act, if a RIC has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year, that portion of the net capital loss consisting of the excess (if any) of the RIC's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the RIC's next taxable year, and that portion of the net capital loss consisting of the excess (if any) of the RIC's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the RIC's next taxable year.  Any such capital losses of a RIC may be carried forward to succeeding taxable years of the RIC without limitation.  Net capital loss carryforwards of a RIC arising in taxable years of the RIC beginning on or before December 22, 2010 (the date of enactment of the Modernization Act) may be applied against any net realized capital gains of the RIC in each succeeding year, or until their respective expiration dates, whichever is first.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a fund before a shareholder's investment (and thus were included in the price the shareholder paid for his or her shares).  Distributions are taxable regardless of whether shareholders receive them in cash or in additional shares.  Distributions declared and payable by a fund during October, November or December to shareholders of record on a date in any such month and paid by the fund during the following January generally will be treated for federal tax purposes as paid by the fund and received by shareholders on December 31st of the year in which the distributions are declared rather than the calendar year in which they are received.

A fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained.  In such case, the fund may designate its retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder in the fund will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the fund on the gain and (iii) increase the tax basis for his or her shares in the fund by an amount equal to the deemed distribution less the tax credit.

In general, dividends (other than capital gain dividends) paid by a fund to U.S. individual shareholders may be eligible for the 15% preferential maximum tax rate to the extent that the fund's income consists of dividends paid by U.S. corporations and certain "qualified foreign corporations" on shares that have been held by the fund for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend.  Dividends paid on shares held by a fund will not be taken into account in determining the applicability of the preferential maximum tax rate to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Dividends paid by REITs are not generally eligible for the preferential maximum tax rate.  Further, a "qualified foreign corporation" does not include any foreign corporation, which for its taxable year in which its dividend was paid, or the preceding taxable year, is a passive foreign investment company.  Unless extended, this favorable provision will expire on December 31, 2012, and ordinary dividends will again be taxed at tax rates applicable to ordinary income.  In order to be eligible for the preferential rate, the shareholder in the fund must have held his or her shares in the fund for at least 61 days during the 121-day period commencing 60 days before the fund shares become ex-dividend.  Additional restrictions on a shareholder's qualification for the preferential rate may apply.

In general, dividends (other than capital gain dividends) paid by a fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the fund's income consists of dividends paid by U.S. corporations (other than REITs) on shares that have been held by the fund for at least 46 days during the 91-day period commencing 45 days before the shares become ex-dividend.  Dividends paid on shares held by a fund will not be taken into account for this purpose if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), or to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Moreover, the dividend received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing holding period and other requirements with respect to its shares of the fund or by application of the Code.

If a fund makes a distribution that is or is considered to be in excess of its current and accumulated "earnings and profits" for the relevant period, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder's basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale, Exchange or Redemption of Shares.  A sale, exchange or redemption of shares in a fund will give rise to a gain or loss.  Any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months.  Otherwise, the gain or loss on the taxable disposition of fund shares will be treated as short-term capital gain or loss.

However, any loss realized upon a taxable disposition of fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares.  Further, all or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other substantially identical shares of the fund are purchased (including by means of a dividend reinvestment plan) within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

As discussed below under "Funds Investing in Municipal Securities," any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares.  Under the Modernization Act, this loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

Generally, if a shareholder sells or redeems shares of a fund within 90 days of their original acquisition, the shareholder cannot claim a loss on the original shares attributable to the amount of their load charge if the load charge is reduced or waived on a future purchase of shares of any fund (on account of the prior load charge), but instead is required to reduce the basis of the original shares by the amount of their load charge and carry over that amount to increase the basis of the newly acquired fund shares.  Under the Modernization Act, this rule applies only if the acquisition of the new fund shares occurs on or before January 31 of the calendar year following the year in which the original shares were sold or redeemed.

If a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Passive Foreign Investment Companies.  Funds that invest in foreign securities may own shares in certain foreign entities that are treated as "passive foreign investment companies" ("PFICs"), which could potentially subject such a fund to U.S. federal income tax (including interest charges) on distributions received from the PFIC or gains from a disposition of shares in the PFIC.  To avoid this treatment, each fund owning PFIC shares intends to make an election to mark the gains (and to a limited extent losses) in a PFIC "to the market" as though it had sold and repurchased its holdings in the PFIC on the last day of the fund's taxable year.  Such gains and losses are treated as ordinary income and loss.  Alternatively, a fund may in certain cases elect to treat a PFIC as a "qualified electing fund" (i.e., make a "QEF election"), in which case that fund will be required to include in its income annually its share of the PFIC's income and net capital gains, regardless of whether the fund receives any distribution from the PFIC.

The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a fund to avoid taxation.  Making either of these elections therefore may require a fund to liquidate investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the fund's total return.  Dividends paid by PFICs generally will not be eligible to be treated as qualified dividend income.

Non-U.S. Taxes.  Investment income that may be received by a fund from sources within foreign countries may be subject to foreign taxes.  Tax treaties between the United States and certain countries may reduce or eliminate such taxes.  If more than 50% of the value of a fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, or, as provided in the Modernization Act, if at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (such as a Fund of Funds), that fund may elect to "pass through" to its shareholders the amount of foreign taxes paid or deemed paid by that fund.  If that fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid or deemed paid by that fund, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both).  For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the fund representing income derived from foreign sources.  No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions.  In certain circumstances, a shareholder that (i) has held shares of the fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares.  Additionally, the fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for "creditable" taxes to flow-through.  Each shareholder should consult his or her own tax advisor regarding the potential application of foreign tax credits.

Foreign Currency Transactions.  Gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time that fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.  Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are treated as ordinary income or loss.

Financial Products.  A fund's investments in options, futures contracts, forward contracts, swaps and derivatives, as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the fund (including, potentially, without a corresponding receipt of cash with which to make required distributions), defer fund losses, cause adjustments in the holding periods of fund securities, convert capital gains into ordinary income, render dividends that would otherwise be eligible for the dividends received deduction or a preferential rate of taxation ineligible for such treatment, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character of distributions to shareholders of a fund.  In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid fund-level taxation.

Securities Issued or Purchased at a Discount and Payment-in-Kind Securities.  A fund's investments, if any, in securities issued or purchased at a discount, as well as certain other securities (including zero coupon obligations and certain redeemable preferred stock), may require the fund to accrue and distribute income not yet received.  Similarly, a fund's investment in payment-in-kind securities will give rise to income which is required to be distributed even though the fund receives no payment in cash on the security during the year.  In order to generate sufficient cash to make its requisite distributions, a fund may be required to borrow money or sell securities in its portfolio that it otherwise would have continued to hold.

Certain Higher-Risk and High Yield Securities.  A fund may invest in lower-quality fixed income securities, including debt obligations of issuers not currently paying interest or that are in default.  Investments in debt obligations that are at risk of or are in default present special tax issues for a fund.  Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund shall allocate payments received on obligations in default between principal and interest.  These and other related issues will be addressed by each fund if it invests in such securities as part of the fund's efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Funds Investing in Municipal Securities (Municipal or Other Tax-Exempt Funds).  It is anticipated that substantially all of the income dividends to be paid by municipal or other tax-exempt funds that invest substantially all of their assets in municipal securities will be exempt from federal income taxes.  It is possible, however, that a portion of the income dividends from such funds will not be exempt from federal income taxes.  Municipal or other tax-exempt funds may realize capital gains from the sale or other disposition of municipal securities or other securities.  Distributions by such funds of capital gains will be treated in the same manner as described under "Taxation of Fund Distributions."  Recipients of social security and/or certain railroad retirement benefits who receive income dividends from municipal bond or other tax-exempt funds may have to pay taxes on a portion of their benefits.  Shareholders will receive a Form 1099-DIV, Form 1099-INT or other IRS forms, as required, reporting the taxability of all dividends.  Certain municipal or other tax-exempt funds may invest in municipal securities the income from which is subject to AMT.  Such funds will advise shareholders of the percentage of dividends, if any, which should be included in the computation of AMT.

Because the income dividends of municipal or other tax-exempt funds are expected to be derived from tax-exempt interest on municipal securities, any interest on money a shareholder of such a fund borrows that is directly or indirectly used to purchase shares in the fund is not deductible.  Further, entities or persons that are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or industrial development bonds should consult their tax advisors before purchasing shares of these funds.  The income from such bonds may not be tax-exempt for such substantial users.  There also may be collateral federal income tax consequences regarding the receipt of dividends exempt from federal income tax by shareholders such as S corporations, financial institutions and property and casualty insurance companies.  A shareholder falling into any such category should consult its tax adviser concerning its investment in a fund that is intended to generate dividends exempt from federal income tax.

Any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares.  Under the Modernization Act, this loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

Under the Modernization Act, if at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (such as a Fund of Funds), the fund may pass through to its shareholders its exempt interest income in the form of dividends that are exempt from federal income tax.

Proposals have been and may be introduced before Congress that would restrict or eliminate the federal income tax exemption of interest on municipal securities.  If such a proposal were enacted, the availability of such securities for investment by a fund that would otherwise invest in tax-exempt securities and the value of such a fund's portfolio would be affected.  In that event, such a fund would reevaluate its investment objective and policies.

The treatment under state and local tax law of dividends from a fund that invests in municipal securities may differ from the federal income tax treatment of such dividends under the Code.

Investing in Mortgage Entities.  Special tax rules may apply to the investments by a fund in entities which invest in or finance mortgage debt.  Such investments include residual interests in REMICs and interests in a REIT which qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code.  Although it is the practice of each fund not to make such investments, there is no guarantee that a fund will be able to sustain this practice or avoid an inadvertent investment.

Such investments may result in a fund receiving excess inclusion income ("EII") in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including shares held through nominee accounts, will be deemed to have received EII.  This can result in the funds being required to pay tax on the portion of its EII that is allocated to disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income ("UBTI").  In addition, such amounts generally cannot be offset by net operating losses, will be treated as UBTI to tax-exempt organizations that are not disqualified organizations, and will be subject to a 30% withholding tax for shareholders who are not U.S. persons, notwithstanding any otherwise applicable exemptions or rate reductions in any relevant tax treaties.

Special tax consequences also apply where charitable remainder trusts invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools.  Furthermore, any investment in residual interests of a REMIC can create complex tax consequences to both a fund and its shareholders, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.

Tax-Exempt Shareholders.  Under current law, each fund serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by its tax-exempt shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities).  Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.  As noted above, a tax-exempt shareholder may also recognize UBTI if a fund recognizes EII derived from direct or indirect investments in residual interests in REMICs or taxable mortgage pools.  If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Backup Withholding.  Each fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to a shareholder who fails to properly furnish the fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the applicable fund that he or she is not subject to such withholding.  Corporate shareholders, certain foreign persons and other shareholders specified in the Code and applicable regulations are generally exempt from backup withholding, but may need to provide documentation to the fund to establish such exemption.

Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign (Non-U.S.) Shareholders.  Dividends paid by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty, if any, to the extent derived from investment income and short-term capital gains.  In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or other applicable tax form certifying its entitlement to benefits under a treaty.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States.  Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or, if applicable, a lower treaty rate).  A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.  All non-U.S. shareholders should consult their tax advisors to determine the appropriate tax forms to provide to a fund to claim a reduced rate or exemption from U.S. federal withholding taxes, and the proper completion of those forms.

In general, and subject to the exceptions described below, U.S. withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of a fund.

For non-U.S. shareholders of a fund, a distribution by a fund that is attributable to the fund's receipt of certain capital gain distributions from a REIT and, for calendar years before 2012, gains from sales or exchanges of "United States real property interests" ("USRPIs") generally will be treated as "effectively connected" real property gain that is subject to tax in the hands of the non-U.S. shareholder at the graduated rates applicable to U.S. shareholders (subject to a special alternative minimum tax in the case of nonresident alien individuals), a potential 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation and a 35% withholding tax (which can be credited against the non-U.S. shareholder's direct U.S. tax liabilities) if the fund is a "United States real property holding corporation" (as such term is defined in the Code, and referred to herein as a "USRPHC") or would be but for the operation of certain exclusions.  An exception to such treatment is provided if the non-U.S. shareholder has not owned more than 5% of the class of stock of the fund in respect of which the distribution was made at any time during the one-year period ending on the date of the distribution.  In that case, the distribution generally is treated as an ordinary dividend subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).  In addition, non-U.S. shareholders may be subject to certain tax filing requirements if the fund is a USRPHC.

Gains from the disposition of fund shares by a non-U.S. shareholder will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if at any time during the five-year period ending on the date of disposition (or if shorter, the non-U.S. shareholder's holding period for the shares), the fund was a USRPHC and the foreign shareholder actually or constructively held more than 5% of the outstanding shares of the fund.  Notwithstanding the foregoing, gains recognized upon a disposition of fund shares in calendar years before 2012 will not be subject to U.S. income or withholding taxes if the fund is "domestically controlled" (as such term is defined in the Code).

Non-U.S. shareholders that engage in certain "wash sale" and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from a fund that would be treated as gain effectively connected with a U.S. trade or business generally will be treated as having received such distributions. All shareholders of a fund should consult their tax advisors regarding the application of the foregoing rule.

For calendar years before 2012, a distribution of a USRPI in redemption of a non-U.S. shareholder's shares of a fund generally will cause that fund to recognize gain if the fund is considered "domestically controlled."  If a fund is required to recognize gain, the amount of gain recognized will equal a percentage of the excess of the fair market value of the distributed USRPI over the fund's adjusted basis in the distributed USRPI, with such percentage based on the greatest foreign ownership percentage of the fund during the five-year period ending on the date of the redemption.

For taxable years of RICs beginning before January 1, 2012, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a fund's "qualified net interest income" (generally, the fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a fund's "qualified short-term capital gains" (generally, the excess of the fund's net short-term capital gain over the fund's long-term capital loss for such taxable year).  However, depending on its circumstances, a fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form).  In the case of shares held through an intermediary, the intermediary may withhold even if a fund designates the payment as qualified net interest income or qualified short-term capital gain.  Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Under legislation that is generally effective in respect of payments made after December 31, 2012, certain payments of U.S. source interest, dividends, and other fixed or determinable annual or periodical gains, profits and income, as well as gross proceeds from the sale or disposition of property of a type that can produce U.S. source dividends and interest (all such payments, "withholdable payments"), which are made to a "foreign financial institution," which term may include certain non-U.S. shareholders of a fund, may be subject to a 30% withholding tax, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the Treasury or his/her delegate, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, "United States accounts"), and prescribed reporting requirements in respect of its United States accounts.  Further, a 30% withholding tax may apply in respect of payments by a foreign financial institution to certain account holders that do not comply with reasonable information requests aimed at enabling the foreign financial institution to identify its United States accounts and meet applicable reporting obligations.  The legislation further imposes a 30% withholding tax on certain payments to non-financial foreign entities.  The scope of this legislation is not entirely clear and no assurance can be given that some or all of the income of a fund and certain of its shareholders will not be subject to any of the new withholding taxes or that information will not be required to be reported to the IRS in respect of a shareholder's interest in a fund.  To comply with the requirements of the legislation, a fund may, in appropriate circumstances, require shareholders to provide information and tax documentation regarding their direct and indirect owners.

The legislation also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a "specified foreign financial asset" if the aggregate value of all such assets held by such individual exceeds $50,000.  Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets.  This information reporting requirement is generally applicable for taxable years beginning after March 18, 2010.  The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in the investments of a fund.

All non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a fund.

Other Tax Matters.  Special tax rules apply to investments through defined contribution plans and other tax-qualified plans.  Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of such an investment in their particular tax situation.

Dividends, distributions and gains from the sale of fund shares may be subject to state, local and foreign taxes.  Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

PORTFOLIO TRANSACTIONS

General.  The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages.  Funds managed by dual employees of the Manager and an affiliated entity, and funds with a sub-investment adviser, execute portfolio transactions through the trading desk of the affiliated entity or sub-investment adviser, as applicable (the "Trading Desk").  Those funds use the research facilities, and are subject to the internal policies and procedures, of applicable affiliated entity or sub-investment adviser.

The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid.  Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable.  In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services.  The Trading Desk attempts to obtain best execution for the funds by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided;  (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security).  In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use.  Seeking to obtain best execution for all trades takes precedence over all other considerations.

Investment decisions for the Fund are made independently from those of the other investment companies and accounts advised by Dreyfus and its affiliates.   If, however, such other investment companies or accounts desire to invest in, or dispose of, the same securities as the Fund, Dreyfus or its affiliates may, but are not required to, aggregate (or "bunch") orders that are placed or received concurrently for more than one investment company or account and available investments or opportunities for sales will be allocated equitability to each.  In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.  When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the Fund will be charged or credited with the average price.

Dreyfus may buy for the Fund securities of issuers in which other investment companies or accounts advised by Dreyfus or BNY Mellon and its other affiliates have made, or are making, an investment in securities that are subordinate or senior to the securities purchased for the Fund.  For example, the Fund may invest in debt securities of an issuer at the same time that other investment companies or accounts are investing, or currently have an investment, in equity securities of the same issuer.  To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by BNY Mellon or its affiliates (including Dreyfus) relating to what actions are to be taken may raise conflicts of interests and Dreyfus or BNY Mellon and its other affiliates may take actions for certain accounts that have negative impacts on other advisory accounts, including the Fund.

Portfolio turnover may vary from year to year as well as within a year.  In periods in which extraordinary market conditions prevail, the portfolio managers will not be deterred from changing the fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses.  The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.  Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

To the extent that a fund invests in foreign securities, certain of such fund's transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers.  For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

The portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security.  Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts ("cross transactions").  Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

Funds and accounts managed by the Manager, an affiliated entity or a sub-investment adviser may own significant positions in portfolio companies which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions.

IPO Allocations.  Certain funds advised by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may participate in IPOs.  In deciding whether to purchase an IPO, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) generally considers the capitalization characteristics of the security, as well as other characteristics of the security, and identifies funds and accounts with investment objectives and strategies consistent with such a purchase.  Generally, as more IPOs involve small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus.  The Manager (and where applicable, a sub-adviser or Dreyfus affiliate), when consistent with the fund's and/or account's investment guidelines, generally will allocate shares of an IPO on a pro rata basis.  In the case of "hot" IPOs, where the Manager (and if applicable, a sub-adviser or Dreyfus affiliate) only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably among participating funds or accounts managed by the Manager (or where applicable, a sub-adviser or Dreyfus affiliate).  "Hot" IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed.  The distribution of the partial allocation among funds and/or accounts will be based on relevant net asset values.  Shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation based on trading, custody, and other associated costs.  International hot IPOs may not be allocated on a pro rata basis due to transaction costs, market liquidity and other factors unique to international markets.

Soft Dollars.  The term "soft dollars" is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and other services to be used by the investment adviser.  Section 28(e) of the Securities Exchange Act of 1934 provides a "safe harbor" that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided.  Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

Subject to the policy of seeking best execution, Dreyfus-managed funds may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e).  Any and all research products and services received in connection with brokerage commissions will be used to assist the applicable affiliated entity or sub-investment adviser in its investment decision-making responsibilities, as contemplated under Section 28(e).  Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.

The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms. Such services and products may include, but are not limited to the following:  fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies. The Trading Desk also may defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems with brokerage commissions generated by client transactions) or functions related thereto (such as clearance and settlement).  Some of the research products or services received by the Trading Desk may have both a research function and a non-research administrative function (a "mixed use").  If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in good faith the cost of such service or product accordingly.  The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars.  The non-research portion is paid for by the Trading Desk in hard dollars.

The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration.  Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided.  The Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful.  Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

There may be no correlation between the amount of brokerage commissions generated by a particular fund or client and the indirect benefits received by that fund or client.  The affiliated entity or sub-investment adviser may receive a benefit from the research services and products that is not passed on to a fund in the form of a direct monetary benefit.  Further, research services and products may be useful to the affiliated entity or sub-investment adviser in providing investment advice to any of the funds or clients it advises.  Likewise, information made available to the affiliated entity or sub-investment adviser from brokerage firms effecting securities transactions for a fund may be utilized on behalf of another fund or client.  Information so received is in addition to, and not in lieu of, services required to be performed by the affiliated entity or sub-investment adviser and fees are not reduced as a consequence of the receipt of such supplemental information.  Although the receipt of such research services does not reduce the normal independent research activities of the affiliated entity or sub-investment adviser, it enables them to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

Brokerage Commissions.  The Company contemplates that, consistent with the policy of obtaining the most favorable net price, brokerage transactions may be conducted through the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) or their affiliates.  The Company's Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to the Manager (and where applicable, a Sub-Adviser or Dreyfus affiliate) are reasonable and fair.  For the period from December 17, 2008 (commencement of operations of the Fund) through November 30, 2009, the Fund  paid $166,785 in brokerage commissions and $2,992 in concessions on principal transactions.  For the fiscal year ended November 30, 2010, the Fund  paid $500,451 in brokerage commissions and $16,439 in concessions on principal transactions.

Regular Broker-Dealers.  The Fund may acquire securities issued by one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the Fund's most recent fiscal year (i) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the Fund's portfolio transactions, (ii) engaged as principal in the largest dollar amount of the Fund's portfolio transactions or (iii) sold the largest dollar amount of the Fund's securities.

Disclosure of Portfolio Holdings.  It is the policy of Dreyfus to protect the confidentiality of fund portfolio holdings and prevent the selective disclosure of non-public information about such holdings.  Each fund, or its duly authorized service providers, may publicly disclose its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.  Each non-money market fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings at month-end, with a one-month lag, at www.dreyfus.com.  In addition, fifteen days following the end of each calendar quarter, each non-money market fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter.  Each money market fund will disclose daily on www.dreyfus.com the fund's complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the date on which the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

If a fund's portfolio holdings are released pursuant to an ongoing arrangement with any party, such fund must have a legitimate business purpose for doing so, and neither the fund, nor Dreyfus or its affiliates, may receive any compensation in connection with an arrangement to make available information about the fund's portfolio holdings.  Funds may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

Funds may also disclose any and all portfolio information to their service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.  These service providers include the fund's custodian, independent registered public accounting firm, investment adviser, administrator, and each of their respective affiliates and advisers.

Disclosure of portfolio holdings may be authorized only by the Company's Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the Company's Board.

SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF THE DREYFUS FAMILY OF FUNDS

The Board of each fund in the Dreyfus Family of Funds has delegated to Dreyfus the authority to vote proxies of companies held in a fund’s portfolio.  Dreyfus, through its participation on The Bank of New York Mellon Corporation’s Proxy Policy Committee (the “PPC”) applies The Bank of New York Mellon’s Proxy Voting Policy, related procedures and voting guidelines when voting proxies on behalf of the funds.

Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts.  Dreyfus further recognizes that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset.  An investment adviser's duty of loyalty precludes an adviser from subrogating its clients' interests to its own.  Accordingly, in voting proxies, Dreyfus seeks to act solely in the best financial and economic interests of the funds.

Dreyfus seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party vendors, and without consideration of any client relationship factors.  Further, Dreyfus engages a third party as an independent fiduciary to vote all proxies for Fund securities.

Each proxy is reviewed, categorized and analyzed in accordance with the PPC’s written guidelines in effect from time to time.  The guidelines are reviewed periodically and updated as necessary to reflect new issues and changes to the PPC’s policies on specific issues.  Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require.  Proposals for which a guideline has not yet been established are referred to the PPC for discussion and vote.  Additionally, the PPC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The PPC will also consider specific interests and issues raised by a fund, which interests and issues may require that a vote for a fund be cast differently from the collective vote in order to act in the best interests of such fund.

 Dreyfus believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote.  Dreyfus carefully reviews proposals that would limit shareholder control or could affect shareholder values.

Dreyfus generally opposes proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders.  Dreyfus generally supports proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

On questions of social responsibility where economic performance does not appear to be an issue, Dreyfus attempts to ensure that management reasonably responds to the social issues.  Responsiveness is measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. Dreyfus pays particular attention to repeat issues where management has failed in its commitment to take specific actions.  With respect to funds having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, Dreyfus votes such issues in accordance with those investment policies.

Information regarding how Dreyfus voted proxies for the funds is available on the Dreyfus website at www.dreyfus.com and on the SEC’s website at www.SEC.gov on the fund’s Form N-PX.

INFORMATION ABOUT THE COMPANY AND FUND

Each Fund share has one vote and, when-issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable.  Fund shares have equal rights as to dividends and in liquidation.  Shares have no preemptive, subscription or conversion rights and are freely transferable.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Company to hold annual meetings of shareholders.  As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors.  However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office. Shareholders may remove a Board member by the affirmative vote of a majority of the Company's outstanding voting shares.  In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes.  A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio.  For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

To date, the Board has authorized the creation of ten series of shares.  All consideration received by the Company for shares of a series, and all assets in which such consideration is invested, will belong to that series (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto.  The income attributable to, and the expenses of, a series will be treated separately from those of the other series of the Company.  The Company has the ability to create, from time to time, new series without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter.  Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series.  Rule 18f-2 exempts the selection of the independent registered public accounting firm and the election of Board members from the separate voting requirements of the Rule.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements.  A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders.  If Fund management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor's exchange privilege, with or without prior notice.  Such investors also may be barred from purchasing shares of other funds in the Dreyfus Family of Funds.  Accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive or abusive trading.  In addition, the Fund may refuse or restrict purchase or exchange requests for Fund shares by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund.  If an exchange request is refused, the Company will take no other action with respect to Fund shares until it receives further instructions from the investor.  While the Company will take reasonable steps to prevent excessive short term trading deemed to be harmful to the Fund, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.

Effective May 17, 2006, the Company changed its name from "Dreyfus Premier New Leaders Fund, Inc." to its current name.

The Fund sends annual and semi-annual financial statements to all of its shareholders.

The following persons are known by the Company to own of record 5% or more of the Fund's outstanding voting securities on March 11, 2011.  A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

Class A
BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 19711	86.4694%
Class C
BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 19711	72.6409%
National Financial Services 82 Devonshire Street Boston, MA 02109-3605	14.8427%
The Bank of New York Mellon 718 15th Street Santa Monica, CA 90402-2938	7.4421%
Class I
SEI Private Trust Company Attn. Mutual Funds Administrator One Freedom Valley Drive Oaks, PA 19456-9989	99.1057%

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038‑4982, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the Fund.

STRATEGIC FUNDS, INC.

GLOBAL STOCK FUND
(Class/Ticker: A/DGLAX, C/DGLCX, and I/DGLRX)

INTERNATIONAL STOCK FUND
(Class/Ticker: A/DISAX, C/DISCX and I/DISRX)

DREYFUS U.S. EQUITY FUND
(Class/Ticker: A/DPUAX, C/DPUCX and I/DPUIX)

STATEMENT OF ADDITIONAL INFORMATION
APRIL 1, 2011

This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the current Prospectus, dated April 1, 2011,  of Global Stock Fund, International Stock Fund and Dreyfus U.S. Equity Fund, (each, a "Fund" and collectively, the "Funds"), each a separate series of Strategic Funds, Inc. (the "Company"), as each Prospectus may be revised from time to time. To obtain a copy of the relevant Fund's Prospectus, please call your financial adviser, or write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call 1-800-554-4611.

The most recent Annual Report and Semi-Annual Report to Shareholders for each Fund are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this SAI.

DESCRIPTION OF THE COMPANY AND FUNDS

The Company is a Maryland corporation that commenced operations on January 29, 1985.  Each Fund is a separate series of the Company, an open-end management investment company, known as a mutual fund.  Each Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer, nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as each Fund's investment adviser.  The Manager has engaged its affiliate, Walter Scott & Partners Limited (the "Sub-Adviser" or "Walter Scott"), to serve as each Fund's sub-investment adviser and to provide day-to-day management of the Fund's investments, subject to the supervision of the Manager.  The Manager and Sub-Adviser are referred to collectively as the "Advisers."

MBSC Securities Corporation (the "Distributor") is the distributor of each Fund's shares.

Certain Portfolio Securities

The following information supplements and should be read in conjunction with the relevant Fund's Prospectus.

Foreign Securities.  (All Funds)  Each Fund may invest in "foreign securities."  These securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities.  They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States.  They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.  Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Dreyfus U.S. Equity Fund may invest up to 15% of its assets in equity securities of foreign issuers, including those located in emerging market countries.  The foreign securities in which each of Global Stock Fund and International Stock Fund normally invests are equity securities of foreign companies located in developed markets.  Each of Global Stock Fund and International Stock Fund, however, may invest up to 20% of its assets in securities of issuers located in emerging market countries.  Emerging market countries generally include all countries represented by the Morgan Stanley Capital International Emerging Markets Index, or any other country that Walter Scott believes has an emerging economy or market.

Common and Preferred Stocks.  (All Funds)  Stocks represent shares of ownership in a company.  Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated.  After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow.  Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.  While most preferred stocks pay a dividend, each Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.  Such investments would be made primarily for their capital appreciation potential.  Each Fund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent.  These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company.  Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Convertible Securities.  (All Funds)  Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock.  Convertible securities have characteristics similar to both fixed-income and equity securities.  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer.  Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.  A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.  A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.  There can be no assurance of capital appreciation, however, because securities prices fluctuate.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

Each Fund may invest in so-called "synthetic convertible securities," which are comprised of two or more different securities, each with its own market value, whose investment characteristics, taken together, resemble those of convertible securities.  For example, a Fund may purchase a non-convertible debt security and a warrant or option.  The "market value" of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component.  For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Investment Companies.  (All Funds)  Each Fund may invest in securities issued by registered and unregistered investment companies, including exchange-traded funds described below.  Under the Investment Company Act of 1940, as amended (the "1940 Act"), a Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate.  As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.  These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations.  Each Fund also may invest its uninvested cash reserves, or cash it receives as collateral from borrowers of its portfolio securities in connection with the Funds' securities lending program, in shares of one or more money market funds advised by the Manager.  Such investments will not be subject to the limitations described above.  See also "Lending Portfolio Securities."

Exchange-Traded Funds.  (All Funds)  Each Fund may invest in shares of exchange-traded funds (collectively, "ETFs"), which are designed typically to provide investment results corresponding to a securities index.  These may include Standard & Poor's Depositary Receipts ("SPDRs"), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq 100 Shares"), World Equity Benchmark Series ("WEBS") and iShares exchange-traded funds ("iShares"), such as iShares MSCI EAFE Index Fund.  ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index.  The benchmark indices of SPDRs, DIAMONDS and Nasdaq-100 Shares are the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively.  The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund.  WEBS are designed to replicate the composition and performance of publicly traded issuers in particular countries.  These types of ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities of the benchmark index.  ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

The values of ETFs are subject to change as the values of their respective component securities fluctuate according to market volatility.  Investments in ETFs that are designed to correspond to an equity index, for example, involve certain inherent risks generally associated with investments in of the underlying common stocks, including the risk that the component stock prices may decline, thereby adversely affecting the value of ETFs invested in by a Fund.  Moreover, a Fund's investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Corporate Debt Securities.  (All Funds)  Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities.  Debt securities may be acquired with warrants attached.  Corporate income‑producing securities also may include forms of preferred or preference stock.  The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators.  The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.  Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities, including gold bullion or other precious metals.

Warrants.  (All Funds)  A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation's securities at a set price for a specified period of time.  Each Fund may invest in warrants to purchase equity or fixed-income securities.  Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.  Bonds also may be issued with warrants attached to purchase additional fixed-income securities at the same coupon rate.  A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit.  If interest rates rise, the warrants would generally expire with no value.

Depositary Receipts.  (All Funds)  Each Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs"), Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs") and other forms of depositary receipts.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  GDRs are receipts issued outside the United States typically by non U.S. banks and trust companies that evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in the U.S. securities markets and GDRs in bearer form are designed for use outside the United States.

These securities may be purchased through "sponsored" or "unsponsored" facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary.  A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.  Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of the Advisers, by brokers executing the purchases or sales.

Eurodollar and Yankee Dollar Investments.  (All Funds)  Each Fund may invest in Eurodollar and Yankee Dollar instruments.  Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe.  Yankee Dollar instruments are U.S. dollar-denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations.  Each Fund may invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs").  ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States.  These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Zero Coupon, Pay-in-Kind and Step-up Securities.  (All Funds)  Each Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons.  Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities.  A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity.  Each Fund may invest in pay-in-kind bonds, which are bonds that generally pay interest through the issuance of additional bonds.  Each Fund also may purchase step-up coupon bonds, which are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates.  The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.  In addition, unlike bonds that pay cash interest throughout the period to maturity, a Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.  Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments.  To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, a Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.  See "Dividends, Distributions and Taxes."

Variable and Floating Rate Securities.  (All Funds)  Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations.  The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations.  The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

Each Fund may invest in floating rate debt instruments ("floaters").  The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate.  The interest rate on a floater resets periodically, typically every six months.  Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well.

Each Fund also may invest in inverse floating rate debt instruments ("inverse floaters").  The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Inflation-Indexed Bonds.  (All Funds)  Each Fund may invest in inflation-indexed bonds, such as Treasury Inflation-Protection Securities ("TIPS"), which are fixed-income securities whose value is periodically adjusted according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond.  Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount.  If the periodic adjustment rate measuring inflation falls, the principal value of inflation-index bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed and will fluctuate.  Each Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds.  In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-index bonds.  Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government.  There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United  States.

U.S. Government Securities.  (All Funds)  Each Fund may invest in U.S. Treasury securities, which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance.  Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.  In addition to U.S. Treasury securities, each Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality.  These securities bear fixed, floating or variable rates of interest.  While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Money Market Instruments.  (All Funds)  When the Sub-Adviser determines that adverse market conditions exist, a Fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper.  Each Fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Bank Obligations.  Bank obligations in which a Fund may invest include certificates of deposit, bankers' acceptances, and fixed time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate.  Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation.  There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Repurchase Agreements.  Each Fund may enter into repurchase agreements with banks, broker-dealers or other financial instruments. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest).  In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.  A Fund entering into a repurchase agreement bears a risk of loss if the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.  This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Commercial Paper.  Each Fund may invest in commercial paper.  Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.  The commercial paper purchased by a Fund may consist of U.S. dollar-denominated obligations of domestic issuers and foreign currency-denominated obligations of domestic or foreign issuers.  Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.  Variable rate demand notes include variable amount master demand notes, which are obligations that permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower.  These notes permit daily changes in the amounts borrowed.  As mutually agreed between the parties, a Fund may increase the amount under the notes at any time up to the full amount provided by the note agreement, or decrease the amount, and the borrower may repay up to the full amount of the note without penalty.  Because these obligations are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.  In connection with floating and variable rate demand obligations, the Sub-Adviser will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand.  Such obligations frequently are not rated by credit rating agencies, and a Fund may invest in them only if at the time of investment the borrower meets the criteria that the Company's Board has established.

Illiquid Securities.  (All Funds)  Each Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective.  These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice and certain privately negotiated, non-exchange traded options and securities used to cover such options.  As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

Investment Techniques

The following information supplements and should be read in conjunction with the relevant Fund's Prospectus.

Foreign Currency Transactions.  (All Funds)  Each Fund may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, in particular "hard currencies," or may invest in securities that trade in, or receive revenues in, foreign currencies.  "Hard currencies" are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations.  To the extent a Fund invests in such currencies, the Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Each Fund may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain or reduce exposure to the foreign currency for investment purposes.  The currency exposure of the Fund's portfolio typically will be unhedged to the U.S. dollar.

Foreign currency transactions may involve, for example, a Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies.  A short position would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive.  A Fund's success in these transactions may depend on the ability of the Sub-Adviser to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Each Fund also may enter into forward foreign currency exchange contracts ("forward contracts") for the purchase or sale of a specified currency at a specified future date.  The cost to a Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.  Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved.  Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract.

Currency exchange rates may fluctuate significantly over short periods of time.  They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective.  Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

Borrowing Money.  (All Funds) Each Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to
33-1/3% of the value of its total assets. Such borrowings may be for temporary or emergency purposes or for leveraging. Each Fund, however, currently intends to borrow money only for temporary or emergency (not leveraging) purposes.  While borrowings for temporary or emergency purposes exceed 5% of the value of a Fund's total assets, the Fund will not make any additional investments.  In addition, each Fund may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements, as described below under "Reverse Repurchase Agreements."

Reverse Repurchase Agreements.  (All Funds)  Each Fund may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements.  A Fund may enter into reverse repurchase agreements with banks, broker/dealers or other financial institutions. This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security.  The Fund retains the right to receive interest and principal payments on the security.  At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest.  As a result of these transactions, the Fund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share.  To the extent a Fund enters into a reverse repurchase agreement, the Fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission (the "SEC").  The SEC views reverse repurchase transactions as collateralized borrowings by the Fund.  Except for these transactions, a Fund's borrowings generally will be unsecured.

Lending Portfolio Securities.  (All Funds)  Each Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities.  The Fund also has the right to terminate a loan at any time.  The Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon.  Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets (including the value of all assets received as collateral for the loan).  The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee.  If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment.  Each Fund may participate in a securities lending program operated by The Bank of New York Mellon, as lending agent (the "Lending Agent").  The Lending Agent will receive a percentage of the total earnings of each Fund derived from lending its portfolio securities.  Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.  Loans are made only to borrowers that are deemed by the Manager to be of good financial standing.  In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral.  Each Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities.

Derivatives.  (All Funds)  Each Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential returns.  Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.  Examples of derivative instruments the Funds may use include options contracts, futures contracts, and options on futures contracts, forward contracts and swap agreements.  The Sub-Adviser, however, may decide not to employ some or all of these strategies for a Fund and there is no assurance that any derivatives strategy used by the Fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Fund's performance.

If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss.  A Fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the Fund's other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives.  This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  By contrast, no clearing agency guarantees over-the-counter derivatives.  Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default.  Accordingly, the Sub-Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund.  Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Some derivatives the Funds may use may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index).  This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable.  Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to "cover" the Fund's obligations relating to its transactions in derivatives.  For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a Fund must set aside liquid assets equal to such contracts' full notional value (generally the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open.  With respect to futures contracts or forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligation (i.e., the Fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value.  By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, a Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Neither the Company nor the Funds will be a commodity pool.  The Company has filed notice with the Commodity Futures Trading Commission and National Futures Association of its eligibility, as a registered investment company, for an exclusion from the definition of commodity pool operator and that neither the Company nor the Funds is subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Futures Transactions—In General.  (All Funds)  A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date.  These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security.  An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).  Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date.  If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  Transaction costs also are included in these calculations.

Each Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States.  Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States.  Foreign markets, however, may have greater risk potential than domestic markets.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract.  In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes.

Engaging in these transactions involves risk of loss to a Fund which could adversely affect the value of the Fund's net assets.  Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures and options with respect thereto by a Fund also is subject to the Sub-Adviser's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract.  For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions.  Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet variation margin requirements.  The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Specific Futures Transactions.  Each Fund may invest in futures contracts and options on futures contracts, including those with respect to securities indexes, interest rates and currencies.

Each Fund may purchase and sell index futures contracts and options thereon.  An index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the prices of the securities that comprise the index at the opening of trading in such securities on the next business day.

Each Fund may purchase and sell interest rate futures contracts and options thereon.  An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Each Fund may purchase and sell currency futures and options thereon.  A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Options—In General.  (All Funds)  Each Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts.  A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.  Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets.  A put option written by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.  The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.  A Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions.  Each Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities), including equity securities (including convertible securities), U.S. Government securities, foreign sovereign debt, corporate debt securities, and Eurodollar instruments that are traded on U.S. or foreign securities exchanges or in the over-the-counter market, or securities indices, currencies or futures.

An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index.  Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option.  Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

Each Fund may purchase and sell call and put options on foreign currency.  These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Each Fund may purchase cash-settled options on swaps, described below, denominated in U.S dollars or foreign currency in pursuit of its investment objective.  A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.

Successful use by a Fund of options and options on futures will be subject to the Sub-Adviser's ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates, as applicable.  To the extent the Sub-Adviser's predictions are incorrect, the Fund may incur losses.

Swap Transactions.  (All Funds)  Each Fund may engage in swap transactions, including currency swaps, index swaps and interest rate swaps.  A Fund may enter into swaps for both hedging purposes and to seek to increase total return.  A Fund also may enter into options on swap agreements, sometimes called "swaptions." Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another.  For example, if a Fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.  Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of swaps or securities representing a particular index.  The "notional amount" of the swap agreement is only used as a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

Most swap agreements entered into by the Funds are cash settled and calculate the obligations of the parties to the agreement on a "net basis."  Thus, a Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").  A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the Fund.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  A cash-settled option on a swap gives the purchaser the right in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.  These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.  Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

The use of swap agreements is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions.  If the Sub-Adviser is incorrect in its forecasts of applicable market factors, or a counterparty defaults, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.  In addition, it is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

A Fund will enter into swap agreements only when the Sub-Adviser believes it would be in the best interests of the Fund to do so.  In addition, a Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines).

Combined Transactions.  (All Funds)  Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple swap transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions ("component transactions"), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Sub-Adviser, it is in the best interests of the Fund to do so.  A combined transaction will usually contain elements of risk that are present in each of its component transactions.  Although combined transactions are normally entered into based on the Sub-Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Future Developments.  (All Funds)  Each Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund.  Before a Fund enters into such transactions or makes any such investment, the Fund will provide appropriate disclosure in its Prospectus or this SAI.

Forward Commitments.  (All Funds)  Each Fund may purchase or sell securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis, which means delivery and payment take place in the future after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield.  Typically, no interest accrues to the purchaser until the security is delivered.  When purchasing a security on a forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value.  Because the Fund is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Fund's other investments.  If the Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage.  A Fund would engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests.  Leveraging the portfolio in this manner will increase the Fund's exposure to changes in interest rates and will increase the volatility of its returns.  Each Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.  Securities purchased on a forward commitment or when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery.  Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Certain Investment Considerations and Risks

Equity Securities.  (All Funds)  Equity securities, including common stocks, and certain preferred stocks, convertible securities and warrants, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.  Changes in the value of a Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

Each Fund may purchase equity securities of small capitalization companies.  The stock prices of these companies may be subject to more abrupt or erratic market movements than the stocks of larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.  A Fund, together with other investment companies advised by the Sub-Adviser or the Manager and their affiliates, may own significant positions in portfolio companies which, depending on market conditions, may affect adversely the Fund's ability to dispose of some or all of its position should it desire to do so.

Each Fund may purchase securities of companies that have no earnings or have experienced losses.  A Fund generally will make these investments based on a belief that actual anticipated products or services will produce future earnings.  If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.

Each Fund may purchase securities of companies in initial public offerings ("IPOs") or shortly thereafter.  An IPO is a corporation's first offering of stock to the public.  Shares are given a market value reflecting expectations for the corporation's future growth.  Special rules of the Financial Industry Regulatory Authority ("FINRA") apply to the distribution of IPOs.  Corporations offering IPOs generally have limited operating histories and may involve greater investment risk.  The prices of these companies' securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

Each Fund may invest in securities issued by companies in the technology sector, which has been among the most volatile sectors of the stock market.  Many technology companies involve greater risk because their revenues and earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile.  Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group.  In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated.  Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors.  Fund investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or canceled.

Fixed-Income Securities.  (All Funds)  Each Fund may invest, to a limited extent, in fixed-income securities, including those rated at the time of purchase below investment grade by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch" and together with Moody's and S&P, the "Rating Agencies") or, if unrated, deemed to be of comparable quality by the Sub-Adviser.  Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations.  The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer.  Fixed-income securities rated below investment grade by the Rating Agencies may be subject to such risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities.  Certain securities that may be purchased by the Fund, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.  The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer.  Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.  See "Appendix" for a general description of the Rating Agencies' ratings.

Foreign Securities.  (All Funds)  Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers.  Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage).  A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security.  A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income a Fund has available for distribution.  Because a portion of a Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations.  After the Fund has distributed income, subsequent foreign currency losses may result in the Fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.  In addition, if the exchange rate for the currency in which the Fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the Fund may have to sell portfolio securities to obtain sufficient cash to enable the Fund to pay such dividends.  Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs.  In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign securities markets generally are not as developed or efficient as those in the United States.  Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers.  Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of foreign securities usually are held outside the United States, by investing in such securities a Fund will be subject to additional risks, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions, that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.  Foreign securities held by a Fund may trade on days when the Fund does not calculate its net asset value and thus may affect the Fund's net asset value on days when shareholders have no access to the Fund.

The risks associated with investing in foreign securities are often heightened for investments in emerging market countries.  These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging market issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property.  A Fund's purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors.  In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the Fund, the Advisers and their affiliates and clients and other service providers.  The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.  These limitations may have a negative impact on a Fund's performance and may adversely affect the liquidity of the Fund's investment to the extent that it invests in certain emerging market countries.  In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar.  Further, certain emerging market countries' currencies may not be internationally traded.  Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar.  If a Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund's net asset value will be adversely affected.  Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not subject to many of the special considerations and risks discussed in the relevant Fund's Prospectus and this SAI that apply to foreign securities traded and held abroad.  A U.S. dollar investment in ADRs or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.

Investment Restrictions

Under normal circumstances, each Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks (or other instruments with similar economic characteristics) with respect to each of Global Stock Fund and International Stock Fund, or equity securities of companies that are located in the United States (or other instruments with similar economic characteristics) with respect to Dreyfus U.S. Equity Fund.  Each Fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest 80% of its assets.  Each Fund also has adopted a policy prohibiting it from operating as a fund-of-funds in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Each Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities.  In addition, each Fund has adopted investment restrictions numbered 1 through 9 as fundamental policies.  Investment restrictions numbered 10 through 14 are not fundamental policies and may be changed, as to a Fund, by a vote of a majority of the Company's Board members at any time.  Except as described below or as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, no Fund may:

1.                  Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.

2.             Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities and securities of other investment companies may be purchased, without regard to any such limitation.

3.             Hold more than 10% of the outstanding voting securities of any single issuer.  This Investment Restriction applies only with respect to 75% of the Fund's total assets.

4.                  Invest in physical commodities or physical commodities contracts, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

5.                  Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

6.                  Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).

7.                  Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the Fund's total assets).  For purposes of this Investment Restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the Company's Board.

8.                  Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

9.                  Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies.  For purposes of this Investment Restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of senior security.

10.              Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Investment Restriction.

11.              Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

12.              Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities that are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

13.              Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

14.              Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to permitted transactions.

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.  With respect to Investment Restriction No. 6, however, if borrowings exceed 33-1/3% of the value of a Fund's total assets as a result of changes in values or assets, the Fund must take steps to reduce such borrowings within three business days at least to the extent of such excess.

MANAGEMENT OF THE COMPANY AND FUNDS

Board of the Company

Board's Oversight Role in Management.  The Board's role in management of the Company is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Company, primarily the Manager and its affiliates and Sub-Adviser have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager's Chief Investment Officer (or a senior representative of his office), the Company's and the Manager's Chief Compliance Officer and portfolio management personnel.  The Board's audit committee (which consists of all Board members) meets during its scheduled meetings, and between meetings the audit committee chair maintains contact, with the Company's independent registered public accounting firm and the Company's Chief Financial Officer.  The Board also receives periodic presentations from senior personnel of the Manager or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending.  The Board also receives reports from counsel to the Manager and the Board's own independent legal counsel regarding regulatory compliance and governance matters.  The Board has adopted policies and procedures designed to address certain risks to the Funds.  In addition, the Manager and other service providers to the Company have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds.  Different processes, procedures and controls are employed with respect to different types of risks.  However, it is not possible to eliminate all of the risks applicable to the Funds, and the Board’s risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure.  The 1940 Act requires that at least 40% of the Company's Board members not be "interested persons" (as defined in the 1940 Act) of the Company and as such are not affiliated with the Manager ("Independent Board members").  To rely on certain exemptive rules under the 1940 Act, a majority of the Company's Board members must be Independent Board members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board members.  Currently, all of the Company's Board members, including the Chairman of the Board, are Independent Board members, although the Board could in the future determine to add Board members who are not Independent Board members.  The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Manager, is appropriate in light of the services that the Manager and its affiliates provide to the Company and potential conflicts of interest that could arise from these relationships.

Information About Each Board Member's Experience, Qualifications, Attributes or Skills.  Board members of the Company, together with information as to their positions with the Company, principal occupations and other board memberships for the past five years, are shown below.

Name (Age) Position with Company (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joseph S. DiMartino (67) Chairman of the Board (1995)	Corporate Director and Trustee

CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 – present)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000 – 2010)

Sunair Services Corporation, a provider of certain outdoor-related services to homes and business, Director (2005 – 2009)

David W. Burke (74) Board Member (1994)	Corporate Director and Trustee	N/A

William Hodding Carter III (75) Board Member (1988)	Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006 – present) President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998 – 2006)	N/A

Gordon J. Davis (69) Board Member (2006)	Partner in the law firm of Dewey & LeBoeuf LLP	Consolidated Edison, Inc., a utility company, Director (1997 – present) Phoenix Companies, Inc., a life insurance company, Director (2000 – present)

Joni Evans (68) Board Member (2006)

Chief Executive Officer, www.wowOwow.com, an online community dedicated to women's conversations and publications

Principal, Joni Evans Ltd. (publishing)

Senior Vice President of the William Morris Agency (1994 – 2006)

N/A

Ehud Houminer (70) Board Member (1994)	Executive-in-Residence at the Columbia Business School, Columbia University	Avnet Inc., an electronics distributor, Director (1993 – present)

Richard C. Leone (70) Board Member (1984)	President of The Century Foundation (formerly, The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues	N/A

Hans C. Mautner (73) Board Member (1984)

President – International Division and an Advisory Director of Simon Property Group, a real estate investment company

Chairman and Chief Executive Officer of Simon Global Limited, a real estate company (1999 – present)

N/A

Robin A. Melvin (47) Board Member (1995)	Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995 – present)	N/A

Burton N. Wallack (60) Board Member (2006)	President and Co-owner of Wallack Management Company, a real estate management company	N/A

John E. Zuccotti (73) Board Member (1984)	Chairman of Brookfield Financial Properties, Inc. Senior Counsel of Weil, Gotshal & Manges, LLP Emeritus Chairman of the Real Estate Board of New York	Wellpoint, Inc., a health benefits company, Director (2005 – present)

Each Board member has been a Board member of Dreyfus mutual funds for over 10 years.  Additional information about each Board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Board member possesses which the Board believes has prepared them to be effective Board members.  The Board believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of board effectiveness.  However, the Board believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the Board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the Board members are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Manager, and also may benefit from information provided by the Manager's counsel; counsel to the Company and to the Board have significant experience advising funds and fund board members.  The Board and its committees have the ability to engage other experts as appropriate.  The Board evaluates its performance on an annual basis.

•         Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation ("BNY Mellon") in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a Director.  He ceased being an employee or Director of Dreyfus by the end of 1994.  From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.  Mr. DiMartino has been a Director of The Muscular Dystrophy Association since 1986.

•         David W. Burke – Mr. Burke was previously a member of the Labor-Management Committee for the U.S. Department of Commerce, Executive Secretary to the President's Advisory Committee on Labor-Management Policy, Secretary to the Governor of the State of New York and Chief of Staff for Senator Edward M. Kennedy.  In addition, Mr. Burke previously served as the President of CBS News and as the Chairman of the federal government's Broadcasting Board of Governors, which oversees the Voice of America, Radio Free Europe, Radio Free Asia and other U.S. government-sponsored international broadcasts.  Mr. Burke also was a Vice President and Chief Operating Officer of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).

•         William Hodding Carter III – Mr. Carter served as spokesman of the Department of State and as Assistant Secretary of State for Public Affairs in the Carter administration.  Mr. Carter held the Knight Chair in Journalism at the University of Maryland College of Journalism from 1995 to 1998, and is now the University Professor of Leadership and Public Policy at the University of North Carolina at Chapel Hill.  Mr. Carter's work as a journalist includes serving as Chief Correspondent on "Frontline," public television's flagship public affairs series.

•         Gordon J. Davis – Mr. Davis is a partner in the law firm of Dewey & LeBoeuf LLP, where his practice involves complex real estate, land use development and related environmental matters.  Prior to joining the firm, Mr. Davis served as a Commissioner and member of the New York City Planning Commission, and as Commissioner of Parks and Recreation for the City of New York.  Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City.  He has also served as President of Lincoln Center.  Mr. Davis also served on the board of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).

•         Joni Evans – Ms. Evans has more than 35 years experience in the publishing industry, serving as Publisher of Random House, Inc., President and Publisher of Simon & Schuster, Inc. and, most recently, Senior Vice President of the William Morris Agency, Inc.'s literary department until 2006.  Ms. Evans is a member of the Young Presidents' Organization and the Women's Forum, and is a founding member of The Committee of 200 and Women's Media Group.

•         Ehud Houminer – Mr. Houminer currently serves on Columbia Business School's Board of Overseers.  Prior to his association with Columbia Business School beginning in 1991, Mr. Houminer held various senior financial, strategic and management positions at Philip Morris Companies Inc., including serving as Senior Corporate Vice President for Corporate Planning, and as President and Chief Executive Officer of Philip Morris USA, Inc. (now part of Altria Group, Inc.).  Mr. Houminer is Chairman of the Business School Board and a Trustee of Ben Gurion University.

•         Richard C. Leone – Mr. Leone currently serves as President of the Century Foundation (formerly named the Twentieth Century Fund), a non-profit public policy research foundation.  Prior to that, Mr. Leone served as Chairman of the Port Authority of New York and New Jersey and as State Treasurer of New Jersey.  Mr. Leone also has served as President of the New York Mercantile Exchange and was a Managing Director at Dillon Read and Co., an investment banking firm.  He is a member of the Council on Foreign Relations and the National Academy of Social Insurance.

•         Hans C. Mautner – Mr. Mautner is President of the International Division of Simon Property Group, Inc. and Chairman of Simon Global Limited.  Mr. Mautner previously served as Vice Chairman of the Board of Directors of Simon Property Group, Inc., Chairman of the Board of Directors and Chief Executive Officer of Corporate Property Investors and as a General Partner of Lazard Frères.  In addition, Mr. Mautner is currently Chairman of Simon Ivanhoe BV/SARL and Chairman of Gallerie Commerciali Italia S.p.A.

•         Robin A. Melvin – Ms. Melvin is currently a Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances.  In that role she also manages the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family.  She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy.  Prior to that, Ms. Melvin served as an investment banker with Goldman Sachs Group, Inc.

•         Burton N. Wallack – Mr. Wallack is President and co-owner of Wallack Management Company, a real estate management company that provides financial reporting and management services.

•         John E. Zuccotti – Mr. Zuccotti is senior counsel to the law firm of Weil, Gotshal & Manges LLP, focusing his legal practice on real estate, land use and development.  Prior to that, Mr. Zuccotti served as First Deputy Mayor of the City of New York and as Chairman of the New York City Planning Commission.  In addition, Mr. Zuccotti has served as a member of the boards of Empire BlueCross BlueShield, Applied Graphics Technologies, Inc. and Olympia & York Companies (U.S.A.), and as Chairman of the board of directors of Brookfield Financial Properties, Inc. since 1996.

Additional Information About the Board and its Committees.  Board members are elected to serve for an indefinite term.  The Company has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Company, as defined in the 1940 Act.  The function of the audit committee is (i) to oversee the Company's accounting and financial reporting processes and the audits of the Fund's financial statements and (ii) to assist in the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance.  The Company's nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders.  In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders.  The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Company, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter.  The function of the compensation committee is to establish the appropriate compensation for serving on the Board.  The Company also has a standing pricing committee comprised of any one Board member.  The function of the pricing committee is to assist in valuing the Fund's investments. The Company’s audit committee met four times and the Company’s compensation committee and nominating committee each met once during the fiscal year ended November 30, 2010. The Company’s pricing committee did not meet during the fiscal year ended November 30, 2010.

The table below indicates the dollar range of each Board member's ownership of shares of Global Stock Fund, International Fund and Dreyfus U.S. Equity Fund and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2010.

Name of Board Member	Global Stock Fund	International Stock Fund	Dreyfus U.S. Equity Fund	Aggregate Holdings of Funds in the Dreyfus Family of Funds for which Responsible as a Board Member
Joseph S. DiMartino	None	None	None	Over $100,000
David W. Burke	None	None	None	None
William Hodding Carter III	None	None	None	$10,001 - $50,000
Gordon J. Davis	None	None	None	Over $100,000
Joni Evans	None	None	None	None
Ehud Houminer	None	None	None	Over $100,000
Richard C. Leone	None	None	None	Over $100,000
Hans C. Mautner	None	None	None	Over $100,000
Robin A. Melvin	$10,001 - 50,000	$10,001 - 50,000	$10,001 - 50,000	$50,001-$100,000
Burton N. Wallack	None	None	None	None
John E. Zuccotti	None	None	None	Over $100,000

As of December 31, 2010, none of the Board members or their immediate family members owned securities of the Manager, the Sub-Adviser, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, the Sub-Adviser or the Distributor.

Effective January 1, 2010, the Company pays its Board members its allocated portion of an annual retainer of $65,000 and a fee of $7,500 per meeting (with a minimum of $500 per meeting and per telephone meeting) attended for the Company and 15 other funds (comprising of 28 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. Prior to January 1, 2010, the Company paid its Board members its allocated portion of an annual retainer of $50,000 and a fee of $6,500 per meeting (with a minimum $500 per telephone meeting) attended. The Chairman of the Board receives an additional 25% of such compensation.  Emeritus Board members are entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Board member became Emeritus and a per meeting attended fee of one- half the amount paid to Board members.  The aggregate amount of compensation paid to each Board member by the Company for the fiscal year ended November 30, 2010, and the amount paid by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) during the year ended December 31, 2010, were as follows:

Name of Board Member	Aggregate Compensation From the Company*	Total Compensation From the Company and Fund Complex Paid To Board Member(**)

Joseph S. DiMartino		$1,060,250 (175)
David W. Burke		$491,500 (92)
William Hodding Carter III		$105,500 (30)
Gordon J. Davis		$179,500 (45)
Joni Evans		$106,000 (30)
Arnold S. Hiatt+		$26,500 (30)
Ehud Houminer		$242,000 (63)
Richard C. Leone		$105,000 (30)
Hans C. Mautner		$97,500 (30)
Robin A. Melvin		$143,750 (30)
Burton N. Wallack		$106,500 (30)
John E. Zuccotti		$105,000 (30)
___________

*       Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings, which amounted in the aggregate to $4,210.

**     Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Funds, for which the Board members serve.

+      Emeritus Board member as of May 26, 2007.

Officers of the Company

BRADLEY J. SKAPYAK, President since January 2010. Chief Operating Officer and a director of Dreyfus since June 2009.  From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of Dreyfus.  He is an officer of 76 investment companies (comprised of 171 portfolios) managed by the Dreyfus.  He is 52 years old and has been an employee of Dreyfus since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.  Chief Investment Officer, Vice Chair and a director of Dreyfus, and an officer of 76 investment companies (comprised of 171 portfolios) managed by Dreyfus. Mr. Maisano also is an officer and/or board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation (“BNY Mellon”), each of which is an affiliate of Dreyfus   .  He is 63 years old and has been an employee of Dreyfus since November 2006.  Prior to joining Dreyfus, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of Dreyfus, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

JAMES WINDELS, Treasurer since November 2001. Director-Mutual Fund Accounting of Dreyfus, and an officer of 77 investment companies (comprised of 196 portfolios) managed by Dreyfus.  He is 52 years old and has been an employee of Dreyfus   since April 1985.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.  Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 51 years old and has been an employee of Dreyfus since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.  Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by Dreyfus.  She is 38 years old and has been an employee of Dreyfus since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.  Senior Counsel of BNY Mellon and Secretary of Dreyfus, and an officer of 77 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by Dreyfus. She is 55 years old and has been an employee of Dreyfus since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by Dreyfus.  He is 49 years old and has been an employee of Dreyfus since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by Dreyfus.  She is 36 years old and has been an employee of Dreyfus since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.  Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by Dreyfus.  She is 48 years old and has been an employee of Dreyfus since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by Dreyfus.  He is 47 years old and has been an employee of Dreyfus since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by Dreyfus.  She is 41 years old and has been an employee of Dreyfus since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by Dreyfus.  He is 59 years old and has been an employee of Dreyfus  since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by Dreyfus.  He is 45 years old and has been an employee of Dreyfus since October 1990.

RICHARD S. CASSARO, Assistant Treasurer since January 2008.  Senior Accounting Manager – Money Market and Municipal Bond Funds of Dreyfus, and an officer of 77 investment companies (comprised of 196 portfolios) managed by Dreyfus.  He is 52  years old and has been an employee of Dreyfus since October 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.  Tax Manager of the Investment Accounting and Support Department of Dreyfus, and an officer of 77 investment companies (comprised of 196 portfolios) managed by Dreyfus.  He is 42 years old and has been an employee of Dreyfus since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.  Senior Accounting Manager – Fixed Income Funds of Dreyfus, and an officer of 77 investment companies (comprised of 196 portfolios) managed by Dreyfus.  He is 45 years old and has been an employee of Dreyfus since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.  Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 77 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus    since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.  Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 77 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus    since November 1990.

NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010.  Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 192 portfolios) managed by the Manager.  She is 41 years old and has been an employee of the Distributor since September 2008.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004. Chief Compliance Officer of Dreyfus and The Dreyfus Family of Funds (77 investment companies, comprised of 196 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients.  He is 53 years old and has served in various capacities with Dreyfus since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

The address of each Board member and officer of the Company is 200 Park Avenue, New York, New York 10166.

The Company's Board members and officers, as a group, owned less than 1% of each Fund's shares outstanding on March 11, 2011.  See "Information About the Company and Funds" for a list of shareholders known by the Company to own of record 5% or more of a Fund's outstanding voting securities on March 11, 2010.

MANAGEMENT ARRANGEMENTS

Investment Adviser.  The Manager is a wholly-owned subsidiary of BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operating in 36 countries and serving more than 100 markets.  BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.

The Manager provides management services to each Fund pursuant to a Management Agreement (the "Agreement") between the Manager and the Company.  As to each Fund, the Agreement is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Company's Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval.  As to each Fund, the Agreement is terminable without penalty, on not more than 60 days' notice, by the Company's Board or by vote of the holders of a majority of the Fund's outstanding voting securities, or, on not less than 90 days' notice, by the Manager.  The Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

The following persons are officers and/or directors of the Manager: Jonathan Baum, Chair of the Board and Chief Executive Officer; J. Charles Cardona, President and a director; Diane P. Durnin, Vice Chair and a director; Phillip N. Maisano, Chief Investment Officer, Vice Chair and a director; Bradley J. Skapyak, Chief Operating Officer and a director; Dwight Jacobsen, Executive Vice President and a director; Patrice M. Kozlowski, Senior Vice President--Corporate Communications; Gary E. Abbs, Vice President-Tax; Jill Gill, Vice President--Human Resources; Joanne S. Huber, Vice President-Tax; Anthony Mayo, Vice President--Information Systems;  John E. Lane, Vice President; Jeanne M. Login, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer;  James Bitetto, Secretary; and Robert Capone, Mitchell E. Harris, Jeffrey D. Landau, Cyrus Taraporevala and Scott E. Wennerholm, directors.

The Manager maintains office facilities on behalf of the Funds, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Funds.  The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fees paid by the Funds.  The Distributor may use part or all of such payments to pay certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents") in respect of these services.  The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

Sub-Investment Adviser.  The Sub-Adviser provides investment advisory assistance and day-to-day management of each Fund's investments pursuant to the Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") between the Sub-Adviser and the Manager.  As to each Fund, the Sub-Advisory Agreement is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Company's Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or the Advisers, by vote cast in person at a meeting called for the purpose of voting on such approval.  As to each Fund, the Sub-Advisory Agreement is terminable without penalty (i) by the Manager on 60 days' notice, (ii) by the Company's Board or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' notice, or (iii) by the Sub-Adviser on not less than 90 days' notice.  The Sub-Advisory Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement for any reason.

The Sub-Adviser is a wholly-owned subsidiary of BNY Mellon.  The following individuals are directors and/or senior officers of the Sub-Adviser:  Dr. Kenneth J. Lyall, Chairman; Rodger Nisbet, Deputy Chairman; Jane Henderson, Managing Director; John (Ian) Clark, Director; James Smith, Director; Pamela White, Director; Roy Leckie, Director; Elizabeth Pearston, Director; Alistair Lyon-Dean, Director; Charles Macquaker, Director; Ronald P. O'Hanley III, Director; Jonathan Little, Director; and Colin Wood, Company Secretary.

 Portfolio Management. The Sub-Adviser provides day-to-day management of each Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the supervision of the Manager and the approval of the Company's Board. The Sub-Adviser provides each Fund with portfolio managers who are authorized by the Company's Board to execute purchases and sales of securities. Investment decisions for the Funds are made by a team of portfolio managers. Walter Scott’s investment policy is governed by the firm’s Investment Management Group (IMG). Jane Henderson, Roy Leckie, Charlie Macquaker, Rodger Nisbet, and Dr. Kenneth J. Lyall are the Primary Members of the IMG. The IMG comprises all of the firm’s investment directors, senior investment managers, heads of investment operations and compliance. The group directs the firm’s investment activities and its teams of investment managers. Investment decisions for the fund are made by the firm’s entire IMG.

The Company, the Manager, the Sub-Adviser and the Distributor each have adopted a Code of Ethics that permits its respective personnel, subject to the Code of Ethics, to invest in securities, including securities that may be purchased or held by a Fund.  The Code of Ethics subjects the personal securities transactions of the Advisers' employees to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager or the Sub-Adviser.  In that regard, portfolio managers and other investment personnel of the Advisers must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of BNY Mellon's Investment Ethics Committee (the "Committee").  Portfolio managers and other investment personnel who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

 Portfolio Manager Compensation—Sub-Adviser. Walter Scott’s staff are paid competitive base salaries. Everyone in the firm is eligible to participate in the firm’s annual profit share, which is a fixed percentage of the firm’s pre-incentive operating profits. In recent years every member of staff has participated. This is the sole source of incentive compensation. Investment, operations, compliance and client service staff are all focused upon the same goals of providing superior performance and service to clients. Success in these challenges drives the firm’s profits and therefore the profit share. For senior staff, the majority of annual compensation is the profit share. An element of this is deferred via a long-term incentive plan, largely invested in a long term global equity fund where Walter Scott is the investment advisor. A smaller element is investment in BNY Mellon stock. Both have a three year deferral period.

Additional Information About the Portfolio Managers.  The following table lists the number and types of other accounts advised by the Funds' primary portfolio managers and assets under management in those accounts as of November 30, 2010:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
Ian Clark		$__billion		$__ billion		$__ billion
Jane Henderson		$__ billion		$__ billion		$__ billion
Roy Leckie		$__ billion		$__ billion		$__ billion
Kenneth J. Lyall		$__ billion		$__ billion		$__ billion
Charlie Macquaker		$__ billion		$__ billion		$__ billion
Rodger Nisbet		$__ billion		$__ billion		$__ billion

Seven of the funds or other accounts managed by the portfolio managers (approximately $___ billion in assets) are subject to a performance-based advisory fee.

The dollar ranges of shares of Global Stock Fund, International Stock Fund and Dreyfus U.S. Equity Fund beneficially owned by the primary portfolio managers are as follows as of the end of the respective Fund's fiscal year:

Portfolio Manager	Fund Name	Dollar Range of Fund Shares Beneficially Owned
Ian Clark	Dreyfus U.S. Equity Fund	$0
Jane Henderson	Global Stock Fund	$0
Jane Henderson	International Stock Fund	$0
Jane Henderson	Dreyfus U.S. Equity Fund	$0
Roy Leckie	Global Stock Fund	$0
Roy Leckie	International Stock Fund	$0
Roy Leckie	Dreyfus U.S. Equity Fund	$0
Kenneth J. Lyall	Global Stock Fund	$0
Kenneth J. Lyall	International Stock Fund	$0
Kenneth J. Lyall	Dreyfus U.S. Equity Fund	$0
Charlie Macquaker	Global Stock Fund	$0
Charlie Macquaker	International Stock Fund	$0
Charlie Macquaker	Dreyfus U.S. Equity Fund	$0
Rodger Nisbet	Global Stock Fund	$0
Rodger Nisbet	International Stock Fund	$0
Rodger Nisbet	Dreyfus U.S. Equity Fund	$0

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of the Advisers' management of the Funds and Other Accounts, as applicable.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus or the Sub-Adviser, as the case may be, may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus' or the Sub-Adviser's, as the case may be, overall allocation of securities in that offering, or to increase Dreyfus' or the Sub-Adviser's, as the case may be, ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus or the Sub-Adviser, as the case may be, may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  Initial public offerings, in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Funds, that they are managing on behalf of Dreyfus or the Sub-Adviser, as the case may be.  Dreyfus or the Sub-Adviser, as the case may be, periodically reviews each portfolio manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the relevant Fund.  In addition, Dreyfus or the Sub-Adviser, as the case may be, could be viewed as having a conflict of interest to the extent that Dreyfus or the Sub-Adviser, as the case may be or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in a Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Funds.  For these or other reasons, the portfolio managers may purchase different securities for the Funds and the Other Accounts, and the performance of securities purchased for a Fund may vary from the performance of securities purchased for Other Accounts.  The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for a Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of the Manager and an affiliated entity and such portfolio managers also manage Other Accounts.

The involvement of the Sub-Adviser in the management of other accounts may present conflicts of interest with respect to the Funds or limit a Fund's investment activities.  The Sub-Adviser advises accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transaction in the same types of securities, currencies and instruments as the Funds.  The Sub-Adviser will not have any obligation to make available for the benefit of the management of the Funds any such transactions.  The results of the Funds' investment activities, therefore, may differ from those of the Sub-Adviser and it is possible that the Funds could sustain losses during periods in which the Sub-Adviser achieves significant profits on its trading for such other accounts.  From time to time, the Funds' activities may be limited because of regulatory restrictions applicable to the Sub-Adviser and/or its internal policies designed to comply with such restrictions.

Dreyfus' and the Sub-Adviser's respective goal is to provide high quality investment services to all clients, while meeting Dreyfus' and the Sub-Adviser's respective fiduciary obligation to treat all clients fairly.  Each of Dreyfus and the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Dreyfus and the Sub-Adviser monitor a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the relevant Adviser's Code of Ethics.  Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

BNY Mellon and its affiliates, including Dreyfus and others involved in the management, sales, investment activities, business operations or distribution of the Fund, are engaged in businesses and have interests other than that of managing the Fund.  These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Fund and the Fund's service providers, which may cause conflicts that could disadvantage the Fund.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the Fund.  BNY Mellon has no obligation to provide to Dreyfus or the Fund, or effect transactions on behalf of the Fund in accordance with, any market or other information, analysis, or research in its possession.  Consequently, BNY Mellon (including, but not limited to, BNY Mellon’s central Risk Management Department) may have information that could be material to the management of the Fund and may not share that information with relevant personnel of Dreyfus.  Accordingly, Dreyfus has informed management of the Fund that in making investment decisions it does not obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers.

Dreyfus  and Sub-Adviser will make investment decisions for the Fund as it believes is in the best interests of the Fund.  Investment decisions made for the Fund may differ from, and may conflict with, investment decisions made for other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates.  Actions taken with respect to such other investment companies or accounts may adversely impact the Fund, and actions taken by the Fund may benefit BNY Mellon or other investment companies or accounts (including the Fund) advised by Dreyfus or BNY Mellon and its other affiliates.  Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among different other investment companies and accounts) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including Dreyfus) and the aggregated exposure of such accounts) may restrict investment activities of the Fund.  While the allocation of investment opportunities among the Fund and other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel, Dreyfus will make allocation decisions consistent with the interests of the Fund and the other investment companies and accounts and not solely based on such other interests.

Expenses.  All expenses incurred in the operation of the Company, with respect to the Funds, are borne by the Company, except to the extent specifically assumed by the Manager or Sub-Adviser.  The expenses borne by the Company, with respect to the Funds, include, without limitation:  taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or Sub-Adviser or their affiliates, SEC fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Company's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses.  Expenses attributable to a Fund are charged against the assets of the Fund; other expenses of the Company are allocated between the Funds and the Company's other series on the basis determined by the Company's Board, including, but not limited to, proportionately in relation to the net assets of each.  In addition, each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class.  Each Fund's Class C shares are subject to an annual distribution fee, and Class A and Class C shares are subject to an annual shareholder services fee.  See "Distribution Plan and Shareholder Services Plan."  All fees and expenses are accrued daily and deducted before the declaration of dividends to shareholders.

As compensation for the Manager's services, the Company has agreed to pay the Manager a monthly management fee at the annual rate of 0.85% of the value of each of Global Stock Fund's and International Stock Fund's average daily net assets and 0.75% of the value of Dreyfus U.S. Equity Fund's average daily net assets.  With respect to Global Stock Fund, for the fiscal years ended November 30, 2008, 2009 and 2010, the management fees payable by Global Stock Fund to the Manager amounted to $436,993, $1,469,094 and $2,981,750 respectively, which amounts were reduced by $18,395, $563and $0 respectively, pursuant to an undertaking, resulting in net fees paid of $418,598, $1,468,531 and $2,981,750 respectively.  With respect to International Stock Fund, for the fiscal years ended November 30, 2008, 2009 and 2010, the management fees payable by International Stock Fund to the Manager amounted to $1,016,432 $1,760,753 and $4,806,388  respectively, which amounts were reduced by $425, $1,331 and $0 respectively, pursuant to an undertaking, resulting in net fees paid of $1,016,007, $1,759,422 and $4,806,388 respectively. With respect to Dreyfus U.S. Equity Fund, for the period from May 30, 2008 (commencement of operations of Dreyfus U.S. Equity Fund) through November 30, 2008, and for the fiscal year ended November 30, 2009 and 2010 the management fees payable by Dreyfus U.S. Equity Fund to the Manager amounted to $16,986, $33,093 and $349,427 respectively. For the period from May 30, 2008 (commencement of operations of Dreyfus U.S. Equity Fund) through November 30, 2009, the entire amount of the management fee payable was waived pursuant to an undertaking, resulting in no management fee being paid and for the fiscal year ended November 30, 2010 the amount was reduced by $0, resulting in net fees paid of $349,427.

The aggregate of the fees payable to the Manager is not subject to reduction as the value of a Fund's net assets increases.

Distributor.  The Distributor, a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, serves as each Fund's distributor on a best efforts basis pursuant to an agreement with the Company, which is renewable annually.  The Distributor also serves as distributor for the other funds in the Dreyfus Family of Funds and BNY Mellon Funds Trust.  Before June 30, 2007, the Distributor was known as "Dreyfus Service Corporation."

           The Distributor compensates certain Service Agents for selling Class A shares subject to a contingent deferred sales charge ("CDSC"), and Class C shares at the time of purchase from its own assets.  The proceeds of the CDSC and fees pursuant to the Company's Distribution Plan (described below), in part, are used to defray these expenses.  The Distributor also may act as a Service Agent and retain sales loads and CDSCs and Distribution Plan fees.  For purchases of Class A shares subject to a CDSC and Class C shares, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the net asset value of such shares purchased by their clients.

The amounts retained on the sale of each Fund's shares by the Distributor from sales loads and from CDSCs, as applicable, with respect to each indicated Fund's Class A and Class C shares, are set forth below:

Global Stock Fund

Class	Fiscal Year Ended November 30, 2008	Fiscal Year Ended November 30, 2009	Fiscal Year Ended November 30, 2010
Class A	$946	$4,348	$23,277
Class C	$0	$0	$5,077

International Stock Fund

Class	Fiscal Year Ended November 30, 2008	Fiscal Year Ended November 30, 2009	Fiscal Year Ended November 30, 2010
Class A	$288	$2,645	$39,426
Class C	$104	$0	$3,439

Dreyfus U.S. Equity Fund

Class	5/30/2008 (commencement of operations) – 11/30/2008	Fiscal Year Ended November 30, 2009	Fiscal Year Ended November 30, 2010
Class A	$0	$0	$38
Class C	$0	$0	$0

The Distributor may pay Service Agents that have entered into agreements with the Distributor a fee based on the amount invested through such Service Agents in Fund shares by employees participating in qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions, or state and local governments ("Retirement Plans"), or other programs.  The term "Retirement Plans" does not include IRAs, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans ("SEP-IRAs").  Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents. The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time.  The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.  Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

The Manager or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares of the Funds or provide other services.  Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees and other expenses paid by the Funds to those intermediaries.  Because those payments are not made by you or the Funds, a Fund's total expense ratio will not be affected by any such payments.  These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent.  Cash compensation also may be paid from the Manager's or the Distributor's own resources to Service Agents for inclusion of the Funds on a sales list, including a preferred or select sales list or in other sales programs.  These payments sometimes are referred to as "revenue sharing."  From time to time, the Manager or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of:  occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations.  In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of the Funds to you.  Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Funds.

Transfer and Dividend Disbursing Agent and Custodian.  Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, is the Company's transfer and dividend disbursing agent for each Fund.  Under the transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of the relevant shareholder account records for each Fund, the handling of certain communications between shareholders and a Fund and the payment of dividends and distributions payable by a Fund.  For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Funds during the month, and is reimbursed for certain out-of-pocket expenses. Each Fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of Fund shares.

The Bank of New York Mellon (the "Custodian"), an affiliate of the Manager, located at One Wall Street, New York, New York 10286, acts as custodian for the investments of each Fund.  The Custodian has no part in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.  Under a custody agreement with the Company, the Custodian holds each Fund's securities and keeps all necessary accounts and records.  For its custody services, the Custodian receives a monthly fee based on the market value of each Fund's assets held in custody and receives certain securities transaction charges.

HOW TO BUY SHARES

General.  Class A shares and Class C shares of the Funds may be purchased only by clients of certain Service Agents, including the Distributor.  Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.  You will be charged a fee if an investment check is returned unpayable.  Share certificates are issued only upon your written request.  No certificates are issued for fractional shares.

The Company reserves the right to reject any purchase order.  No Fund will establish an account for a "foreign financial institution," as that term is defined in Department of the Treasury rules implementing section 312 of the USA PATRIOT Act of 2001.  Foreign financial institutions include:  foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter.  The Funds will not accept cash, travelers' checks or money orders as payment for shares.

Class I shares are offered only to (i) bank trust departments, trust companies and insurance companies that have entered into agreements with the Distributor to offer Class I shares to their clients, (ii) institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs (Class I shares may be purchased for a Retirement Plan or SEP-IRA only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Retirement Plan or SEP-IRA that has entered into an agreement with the Distributor to offer Class I shares to such Retirement Plan or SEP-IRA), (iii) law firms or attorneys acting as trustees or executors/administrators, (iv) foundations and endowments that make an initial investment in the Fund of at least $1 million, (v) sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Code, that maintain an omnibus account with the Fund and do not require shareholder tax reporting or 529 account support responsibilities from the Distributor, (vi) advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available, and (vii) certain funds in the Dreyfus Family of Funds.  Institutions effecting transactions in Class I shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

When purchasing shares of a Fund, you must specify which Class is being purchased.  Your Service Agent can help you choose the share class that is appropriate for your investment.  The decision as to which Class of shares is most beneficial to you depends on a number of factors, including the amount and the intended length of your investment in the Fund.  Please refer to the relevant Fund's Prospectus for a further discussion of those factors.

In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase.  You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

Service Agents may receive different levels of compensation for selling different Classes of shares.  Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the relevant Fund's Prospectus and this SAI, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees.  You should consult your Service Agent in this regard.  As discussed under "Management Arrangements—Distributor," Service Agents may receive revenue sharing payments from the Manager or the Distributor.  The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of the Funds instead of other mutual funds where such payments are not received.  Please contact your Service Agent for details about any payments they may receive in connection with the sale of Fund shares or the provision of services to the Funds.

For each Class of shares, the minimum initial investment is $1,000.  Subsequent investments in a Fund must be at least $100.  However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education Savings Accounts, with no minimum for subsequent purchases.  The initial investment must be accompanied by the Account Application.  For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50.  Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of the Company's Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in a Fund.  Fund shares are offered without regard to the minimum initial or subsequent investment requirements to investors purchasing Fund shares through the wrap fee programs or other fee-based programs.  The Company reserves the right to offer Fund shares without regard to minimum purchase requirements to government-sponsored programs or to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Company.  There is no minimum initial or subsequent investment for shares purchased through wrap fee accounts or other fee based programs.  The Company reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

The Code, imposes various limitations on the amount that may be contributed to certain Retirement Plans or government-sponsored programs.  These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in a Fund by a Retirement Plan or government-sponsored programs.  Participants and plan sponsors should consult their tax advisers for details.

Each Fund may, in its discretion, accept securities in payment for Fund shares.  Securities may be accepted in payment for shares only if they are, in the judgment of the Manager, appropriate investments for the Fund.  These securities are valued by the same method used to value the Fund's existing portfolio holdings.  The contribution of securities to a Fund may be a taxable transaction to the shareholder.

Fund shares also may be purchased through Dreyfus-Automatic  Asset Builder®, Dreyfus Payroll Savings Plan and Dreyfus Government Direct Deposit Privilege as described under "Shareholder Services."  These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals.  You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

Fund shares are sold on a continuous basis.  Net asset value per share of each Class is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for regular business.  For purposes of determining net asset value, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange.  Net asset value per share of each Class of a Fund is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding.  For information regarding the methods employed in valuing the Funds' investments, see "Determination of Net Asset Value."

If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Funds by the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on a regular business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day.  Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next regular business day, except where shares are purchased through a dealer as provided below.

Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of its business day (usually 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day.  Otherwise, the orders will be based on the next determined public offering price.  It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day.  For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed.  If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

Class A Shares.  The public offering price for Class A shares of a Fund is the net asset value per share of that Class plus, except as otherwise set forth below, a sales load as shown below:

	Total Sales Load* -- Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of net asset value per share	Dealers' reallowance as a % of offering price

Less than $50,000	5.75	6.10	5.00
$50,000 to less than $100,000	4.50	4.71	3.75
$100,000 to less than $250,000	3.50	3.63	2.75
$250,000 to less than $500,000	2.50	2.56	2.25
$500,000 to less than $1,000,000	2.00	2.04	1.75
$1,000,000 or more	-0-	-0-	-0-
*			Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Effective February 4, 2009 (the "Exchange Date"), the Funds no longer offer Class T shares.  Holders of Class T shares of a Fund as of the Exchange Date received automatically in exchange for their Class T shares Class A shares of the Fund having an aggregate net asset value equal to the aggregate value of the shareholder's Class T shares.  For shareholders of a Fund who received Class A shares of the Fund in exchange for their Class T shares of the Fund on the Exchange Date, the public offering price for Class A shares of such Fund is the net asset value per share of that Class plus a sales load as shown below:

	Total Sales Load* -- Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of net asset value per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.00
$50,000 to less than $100,000	4.00	4.17	3.50
$100,000 to less than $250,000	3.00	3.09	2.50
$250,000 to less than $500,000	2.00	2.04	1.75
$500,000 to less than $1,000,000	1.50	1.52	1.25
$1,000,000 or more	-0-	-0-	-0-

* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Class A shares purchased without an initial sales charge as part of an investment of $1,000,000 or more may be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase.  The Distributor may pay Service Agents an up-front commission of up to 1% of the net asset value of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC.  If the Service Agent waives receipt of such commission, the CDSC applicable to such Class A shares will not be assessed at the time of redemption. See "Management Arrangements—Distributor."

The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the Code); or an organized group that has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means that result in economy of sales effort or expense.

Set forth below is an example of the method of computing the offering price of Class A shares of a Fund.  The example assumes a purchase of Class A shares of a Fund aggregating less than $50,000, subject to the schedule of sales charges set forth above, at a price which is based on the net asset value of Class A shares of each Fund as of November 30, 2009:

	Dreyfus U.S. Equity Fund	Global Stock Fund	International Stock Fund
	Class A	Class A	Class A

Net Asset Value Per Share	$12.83	$12.99	$12.83
Per Share Sales Charge
Class A – 5.75% of offering price (6.10% of net asset value per share)	$0.78	$0.79	$0.78

Per Share Offering Price to the Public	$13.61	$13.78	$13.61

Dealers' Reallowance—Class A Shares.  The dealer reallowance provided with respect to Class A shares may be changed from time to time but will remain the same for all dealers. The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised by Dreyfus, which are sold with a sales load, such as Class A shares.  In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares.  See "Management Arrangements—Distributor."

Class A Shares Offered at Net Asset Value.  Full-time employees of FINRA member firms and full-time employees of other financial institutions that have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with a FINRA member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program (if Fund shares are offered to such plans or programs), or for their spouses or minor children, at net asset value without a sales load, provided that they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege.  This privilege also applies to full-time employees of financial institutions affiliated with FINRA member firms whose full-time employees are eligible to purchase Class A shares at net asset value.  In addition, Class A shares are offered at net asset value to full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager or its affiliates, including members of the Company's Board, or the spouse or minor child of any of the foregoing.

Class A shares may be purchased at net asset value without a sales load through certain broker-dealers and other financial institutions that have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

Class A shares also may be purchased at net asset value without a sales load, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

Class A shares may be purchased at net asset value without a sales load by qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund since on or before February 28, 2006.

Class A shares may be purchased at net asset value without a sales load with the cash proceeds from an investor's exercise of employment-related stock options, whether invested in the Fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options.  Upon establishing the account in the Fund or Dreyfus-managed money market fund, the investor and the investor's spouse or minor children become eligible to purchase Class A shares of the Fund at net asset value, whether or not using the proceeds of the employment-related stock options.

Class A shares may be purchased at net asset value without a sales load by members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

Class A shares are offered at net asset value without a sales load to employees participating in Retirement Plans.  Class A shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a Retirement Plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a Retirement Plan, the rollover is processed through an entity that has entered into an agreement with the Distributor specifically relating to processing rollovers.  Upon establishing a Rollover Account in the Fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the Fund at net asset value in such account.

Right of Accumulation--Class A Shares.  Reduced sales loads apply to any purchase of Class A shares by you and any related "purchaser" as defined above, where the aggregate investment, including such purchase, is $50,000 or more.  If, for example, you previously purchased and still hold shares of a Fund, or shares of certain other funds advised by the Manager, that are subject to a front-end sales load or a CDSC or shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of a Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.50% of the offering price.  All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail.  The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

Class C Shares.  The public offering price for Class C shares is the net asset value per share of that Class.  No initial sales charge is imposed at the time of purchase.  A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase.  See "How to Redeem Shares—Contingent Deferred Sales Charge—Class C Shares."

Class I Shares.  The public offering price for Class I shares is the net asset value per share of that Class.

Dreyfus TeleTransfer Privilege.  You may purchase shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent.  The proceeds will be transferred between the bank account designated in one of these documents and your Fund account.  Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

Dreyfus TeleTransfer  purchase orders may be made at any time.  If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, Fund shares will be purchased at the public offering price determined on that day.  If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), Fund shares will be purchased at the public offering price determined on the next bank business day following such purchase order.  To qualify to use the Dreyfus TeleTransfer  Privilege, the initial payment for the purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file.  If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed.  See "How to Redeem Shares—Dreyfus TeleTransfer  Privilege."

Reopening an Account.  You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

Converting Shares.  Under certain circumstances, Fund shares may be converted from one Class of shares to another Class of shares of the Fund.  The aggregate dollar value of the shares of the Class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion.  An investor whose Fund shares are converted from one Class to another Class of the Fund will not realize taxable gain or loss as a result of the conversion.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

Class C shares are subject to a Distribution Plan and Class A and Class C shares are subject to a Shareholder Services Plan.

Distribution Plan.  Rule 12b-1 (the "Rule") adopted by the SEC under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule.  The Company's Board has adopted such a plan (the "Distribution Plan") with respect to each Fund's Class C shares, pursuant to which each Fund pays the Distributor for distributing Class C shares at an annual rate of 0.75% of the value of the average daily net assets of the Fund's Class C shares.  The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.  The Company's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit each Fund and the holders of its Class C shares.

A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review.  In addition, the Distribution Plan provides that it may not be amended to increase materially the costs that holders of the Fund's Class C shares may bear pursuant to the Distribution Plan without the approval of the holders of such shares and that other material amendments of the Distribution Plan must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.  As to each Fund, the Distribution Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Distribution Plan.  As to each Fund, the Distribution Plan may be terminated at any time by vote of a majority of the Company’s Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of such class of shares.

For the fiscal year ended November 30, 2010, Global Stock Fund paid the Distributor with respect to Class C shares $48,024, pursuant to the Distribution Plan.  For the fiscal year ended November 30, 2010, International Stock Fund paid the Distributor with respect to Class C shares $44,941, pursuant to the Distribution Plan.  For the fiscal year ended November 30, 2010, Dreyfus U.S. Equity Fund paid the Distributor with respect to Class C shares $3,659, pursuant to the Distribution Plan.

Shareholder Services Plan.  The Company has adopted a Shareholder Services Plan with respect to each Fund, pursuant to which each Fund pays the Distributor for the provision of certain services to the holders of the Fund's Class A and Class C shares at an annual rate of 0.25% of the value of the average daily net assets of such shares.  The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the relevant Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts.  Under the Shareholder Services Plan, the Distributor may make payments to certain Service Agents in respect of these services.

A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review.  In addition, the Shareholder Services Plan provides that material amendments must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.  As to each Fund and relevant Class of shares, the Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan.  As to each Fund and relevant Class of shares, the Shareholder Services Plan is terminable at any time by vote of a majority of the Company’s Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

For the fiscal year ended November 30, 2010, Global Stock Fund paid the Distributor with respect to Class A and Class C shares $57,248 and $16,008, respectively, pursuant to the Shareholder Services Plan.  For the fiscal year ended November 30, 2010, International Stock Fund paid the Distributor with respect to Class A and Class C shares $152,323 and $14,980, respectively, pursuant to the Shareholder Services Plan.  For the fiscal year ended November 30, 2010, Dreyfus U.S. Equity Fund paid the Distributor with respect to Class A and Class C shares $9,257 and $1,219, respectively, pursuant to the Shareholder Services Plan.

HOW TO REDEEM SHARES

General.  Each Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC.  However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer  Privilege or through Dreyfus-Automatic  Asset Builder® and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares.  In addition, a Fund will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer  Privilege for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer  purchase or the Dreyfus-Automatic  Asset Builder order against which such redemption is requested.  These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request.  Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

If you hold shares of more than one Class of a Fund, any request for redemption must specify the Class of shares being redeemed.  If you fail to specify the Class of shares redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

Contingent Deferred Sales Charge—Class C Shares.  A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares made within one year of the date of purchase.  No CDSC will be imposed to the extent that the net asset value of the Class C shares redeemed does not exceed (i) the current net asset value of Class C shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class C shares above the dollar amount of all your payments for the purchase of Class C shares held by you at the time of redemption.

If the aggregate value of Class C shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate.  It will be assumed that the redemption is made first of amounts representing Fund shares acquired pursuant to the reinvestment of Fund dividends and distributions; then, of amounts representing the increase in net asset value of Class C shares above the total amount of payments for the purchase of Class C shares made during the preceding year; and finally, of amounts representing the cost of shares held for the longest period.

For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000.  Subsequently, the shareholder acquired five additional Fund shares through the reinvestment of Fund dividends.  Within a year after the purchase the investor decided to redeem $500 of the investment.  Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share).  The CDSC would not be applied to the value of the reinvested dividend shares and the amount that represents appreciation ($260).  Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1% for a total CDSC of $2.40.

Waiver of CDSC.  The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Retirement Plans, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70½ in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below.  If the Company's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately.  Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived, as provided in the relevant Fund's Prospectus or this SAI at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption you or your Service Agent must notify the Distributor.  Any such qualification is subject to confirmation of your entitlement.

Reinvestment Privilege.  Upon written request, you may reinvest up to the number of Class A shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges.  Upon reinstatement, if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested.  The Reinvestment Privilege may be exercised only once.

Dreyfus TeleTransfer Privilege.  You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account.  Only a bank account maintained in a domestic financial institution which is an ACH member may be designated.  You should be aware that if you have selected the Dreyfus TeleTransfer  Privilege, any request for a Dreyfus TeleTransfer  transaction will be effected through the ACH system unless more prompt transmittal specifically is requested.  Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request.  Shares held in an IRA or Education Savings Account may not be redeemed through the Dreyfus TeleTransfer  Privilege.  See "How to Buy Shares—Dreyfus TeleTransfer  Privilege."

Wire Redemption Privilege.  By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the Transfer Agent to be genuine.  Ordinarily, the Company will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form.  Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System.  Fees ordinarily are imposed by such bank and borne by the investor.  Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent.  This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

Redemption Through a Selected Dealer.  If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer.  If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), the redemption request will be effective on that day.  If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day.  It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner.  The proceeds of the redemption are credited to your account with the Selected Dealer.  See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders.  Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (usually 5:15 p.m., Eastern time), are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day.  Otherwise, the shares will be redeemed at the next determined net asset value.  It is the responsibility of the Selected Dealer to transmit orders on a timely basis.  The Selected Dealer may charge the shareholder a fee for executing the order.  This repurchase arrangement is discretionary and may be withdrawn at any time.

Share Certificates; Signatures.  Any certificates representing Fund shares to be redeemed must be submitted with the redemption request.  A fee may be imposed to replace lost or stolen certificates, or certificates that were never received.  Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed.  Signatures on endorsed certificates submitted for redemption also must be guaranteed.  The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program.  Guarantees must be signed by an authorized signatory of the guarantor and "Signature‑Guaranteed" must appear with the signature.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call 1‑800‑554‑4611.

Redemption Commitment.  The Company has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90‑day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period.  Such commitment is irrevocable without the prior approval of the SEC.  In the case of requests for redemption from a Fund in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders.  In such event, the securities would be valued in the same manner as the Fund's investments are valued.  If the recipient sells such securities, brokerage charges would be incurred.

Suspension of Redemptions.  The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when the SEC determines that trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.

SHAREHOLDER SERVICES

Fund Exchanges.  You may purchase, in exchange for shares of a Fund, shares of the same Class of another fund in the Dreyfus Family of Funds, or shares of certain other funds in the Dreyfus Family of Funds, to the extent such shares are offered for sale in your state of residence. International Stock Fund will deduct a redemption fee equal to 2% of the net asset value of Fund shares exchanged out of the Fund where the exchange is made less than 60 days after the issuance of such shares.  Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

A.      Exchanges for shares of funds offered without a sales load will be made without a sales load.

B.      Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.      Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D.      Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

E.       Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

To accomplish an exchange under item D above, you, or your Service Agent acting on your behalf, must notify the Transfer Agent of your prior ownership of Fund shares and your account number.

You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc.  The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account").  Exchanges of shares for an Exchange Account only can be made into certain other funds managed or administered by the Manager.  No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account.  Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account.  See "How to Redeem Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only.  Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege and the Automatic Withdrawal Plan.

To request an exchange, you, or your Service Agent acting on your behalf, must give exchange instructions to the Transfer Agent in writing, by telephone or online.  The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege.  By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the Transfer Agent to be genuine.  Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted.  Shares issued in certificate form are not eligible for telephone or online exchange.  No fees currently are charged shareholders directly in connection with exchanges, although the Company reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.

To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment being required for shares of the same Class of the fund into which the exchange is being made.

Exchanges of Class I shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

During times of drastic economic or market conditions, the Company may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares.  In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

Dreyfus Auto-Exchange Privilege.  Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a Fund, shares of the same Class of another fund in the Dreyfus  Family of Funds, or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder.  This Privilege is available only for existing accounts.  Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you.  You will be notified if your account falls below the amount designated to be exchanged under this Privilege.  In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction.  Shares held under IRA accounts and other retirement plans are eligible for this Privilege.  Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts.  With respect to all other retirement accounts, exchanges may be made only among those accounts.

Fund Exchanges and Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold.  Shares may be exchanged only between accounts having certain identical identifying designations.

Shareholder Services Forms and prospectuses for other funds in the Dreyfus Family of Funds may be obtained by calling 1-800-554-4611, or visiting www.dreyfus.com.  The Company reserves the right to reject any exchange request in whole or in part.  Shares may be exchanged only between accounts having certain identical identifying designations.  The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

Dreyfus-Automatic Asset Builder®.  Dreyfus-Automatic  Asset Builder permits you to purchase Fund shares (minimum of $100 and a maximum of $150,000 per transaction) at regular intervals selected by you.  Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Government Direct Deposit Privilege.  Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your Fund account.

Dreyfus Payroll Savings Plan.  Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis.  Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period.  To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department.  It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

Dreyfus Dividend Options.  Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a Fund in shares of the same Class of another fund in the Dreyfus Family of Funds, or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder.  Shares of the other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

A.  Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B.  Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.  Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D.  Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from a Fund to a designated bank account.  Only an account maintained at a domestic financial institution which is an ACH member may be so designated.  Banks may charge a fee for this service.

Automatic Withdrawal Plan.  The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account.  Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares.  If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted.  The Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-554-4611.  The Automatic Withdrawal Plan may be terminated at any time by you, the Funds or the Transfer Agent.  Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

No CDSC with respect to Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal.  Withdrawals with respect to Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC.  Withdrawals of Class A shares subject to a CDSC under the Automatic Withdrawal Plan will be subject to any applicable CDSC.  Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

Certain Retirement Plans, including Dreyfus-sponsored Retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details.  Such a withdrawal plan is different than the Automatic Withdrawal Plan.

Letter of Intent--Class A Shares.  By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A shares based on the total number of shares of Eligible Funds (as defined under "Right of Accumulation" above) purchased by you and any related "purchaser" (as defined above) in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent.  Shares of any Eligible Fund purchased within 90 days prior to the submission of the Letter of Intent may be used to equal or exceed the amount specified in the Letter of Intent.  A minimum initial purchase of $5,000 is required.  You can obtain a Letter of Intent form by calling 1-800-554-4611.

Each purchase you make during the 13-month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent.  The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent.  When you fulfill the terms of the Letter of Intent by purchasing the specified amount the escrowed amount will be released and additional shares representing such amount credited to your account.  If your purchases meet the total minimum investment amount specified in the Letter of Intent within the 13-month period, an adjustment will be made at the conclusion of the 13-month period to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the Letter of Intent.  If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months.  If total purchases are less than the amount specified, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account.  Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load.  At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent.  Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was submitted.

Corporate Pension/Profit-Sharing and Retirement Plans.  The Company makes available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan.  In addition, the Company makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs, and rollover IRAs), Education Savings Accounts, 401(k) Salary Reduction Plans and 403(b)(7) Plans.  Plan support services also are available.

If you wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, you may request from the Distributor forms for adoption of such plans.

The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares.  All fees charged are described in the appropriate form.

Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian.  Purchases for these plans may not be made in advance of receipt of funds.

You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and you should consult a tax adviser.

DETERMINATION OF NET ASSET VALUE

Valuation of Portfolio Securities.  Each Fund's investments are valued on the basis of market quotations or official closing prices.  Each Fund's portfolio securities, including covered call options written by the Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded.  Securities listed on the Nasdaq National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price.  Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except that open short positions are valued at the asked price.  Bid price is used when no asked price is available.  Substantially all of a Fund's fixed‑income investments (excluding short‑term investments) are valued by one or more independent pricing services (the "Service") approved by the Company's Board.  Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).  The value of other fixed-income investments is determined by the Service based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.  Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board.  Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or if no such rate is quoted on such date, at the exchange rate previously quoted by the Federal Reserve Bank of New York, or at such other quoted market exchange rate as may be determined to be appropriate by the Advisers.  Forward currency contracts will be valued at the current cost of offsetting the contract.  Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of a Fund's net asset value may not take place contemporaneously with the determination of prices of certain of the Fund's portfolio securities.  Short-term investments may be carried at amortized cost, which approximates value.  Expenses and fees, including the management fee and fees pursuant to the Distribution Plan and Shareholder Services Plan, as applicable, are accrued daily and taken into account for the purpose of determining the net asset value of each Fund's shares.  Because of the differences in operating expenses incurred by each Class of shares of a Fund, the per share net asset value of each Class of shares of the Fund will differ.

Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined by the Company not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the Fund calculates its net asset value), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the Company's Board.  Fair value of investments may be determined by the Company's Board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate.  The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased or sold, and public trading in similar securities of the issuer or comparable issuers.  Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.  The valuation of a security based on fair value procedures may differ from the security's most recent closing price, and from the prices used by other mutual funds to calculate their net asset values.  Foreign securities held by a Fund may trade on days that the Fund is not open for business, thus affecting the value of the Fund's assets on days when Fund investors have no access to the Fund.  Restricted securities that are, or are convertible into, securities of the same class of other securities for which a public market exists usually will be valued at such market value less the same percentage discount at which the restricted securities were purchased.  This discount will be revised periodically by the Board if the Board members believe that it no longer reflects the value of the restricted securities.  Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost.  Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Company’s Board.

New York Stock Exchange Closings.  The holidays (as observed) on which the New York Stock Exchange is closed currently are:  New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions.  If a fund investor elects to receive dividends and distributions in cash, and your dividend or distribution check is returned to the fund as undeliverable or remains uncashed for six months, the fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional fund shares at net asset value.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Any dividend or distribution paid shortly after an investor's purchase of fund shares may have the effect of reducing the aggregate net asset value of the shares below the cost of the investment.  Such a dividend or distribution would be a return of capital in an economic sense, although taxable as stated in the fund's prospectus.  In addition, the Code provides that if a shareholder holds shares of the fund for six months or less and has (or is deemed to have) received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received or deemed to have been received.

A fund may make distributions on a more frequent basis than is described in its prospectus to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.  A fund may not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.  Dividends and distributions among share classes in the same fund may vary due to the different expenses of such share classes.

Taxation of the Fund.  Management believes that the Fund has qualified for treatment as a regulated investment company ("RIC") under the Code for its most recent fiscal year end.  The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders.  To qualify as a RIC, the Fund must, among other things: (a) derive in each taxable year (the "gross income test") at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" ("QPTPs") (as defined in the Code); (b) diversify its holdings (the "asset diversification test") so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more QPTPs; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (determined without regard to the dividends paid deduction) and net tax-exempt interest income, if any, for such year.  If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax.  The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

Pursuant to the recently enacted Regulated Investment Company Modernization Act of 2010 (the "Modernization Act"), a RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC's failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect.  However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which (x) the RIC's non-qualifying gross income exceeds (y) one-ninth of the RIC's qualifying gross income, each as determined for purposes of applying the gross income test for such year.

Also pursuant to the Modernization Act, a RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances.  If the RIC's failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC's assets at the end of such quarter and (ii) $10,000,000 (a "de minimis failure"), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC's failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.  However, in such case, a tax is imposed on the RIC, at the current rate of 35%, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met.  In all events, however, such tax will not be less than $50,000.

As a RIC, the Fund will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code.  If the Fund were to fail to qualify as a RIC in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.  Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and, for taxable years beginning before January 1, 2013 (unless such date is extended by future legislation), may be eligible for a 15% preferential maximum tax rate in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund's shares (as described below).  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year.  Generally, the required distribution is 98% of the Fund's ordinary income for the calendar year plus 98% (98.2% for calendar years after 2010) of its capital gain net income, determined under prescribed rules for this purpose, recognized during the one-year period ending on October 31st of such year (or December 31st of that year if the Fund is permitted to so elect and so elects) plus undistributed amounts from prior years.  The Fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

            Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.  The Fund's investments in partnerships, including in QPTPs, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of Fund Distributions.  For federal income tax purposes, distributions of investment income generally are taxable as ordinary income to the extent of the Fund's earnings and profits.  Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Fund shares.  In general, the Fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less.  Distributions of "net capital gains," that is, the excess of net long-term capital gains over net short-term capital losses, that are properly characterized by the Fund as capital gain dividends ("capital gain dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain.  Long-term capital gain rates applicable to individuals have been temporarily reduced, in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning before January 1, 2013.  Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income.  The determination of whether a distribution is from capital gains is generally made taking into account available net capital loss carryforwards, if any.  Under the Modernization Act, if a RIC has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year, the excess (if any) of the RIC's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the RIC's next taxable year, and the excess (if any) of the RIC's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the RIC's next taxable year.  Any such capital losses of a RIC may be carried forward to succeeding taxable years of the RIC without limitation.  Net capital loss carryforwards of a RIC arising in taxable years of the RIC beginning on or before December 22, 2010 (the date of enactment of the Modernization Act) may be applied against any net realized capital gains of the RIC in each succeeding year, or until their respective expiration dates, whichever is first.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid for his or her shares).  Distributions are taxable regardless of whether shareholders receive them in cash or in additional shares.  Distributions declared and payable by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January generally will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which the distributions are declared rather than the calendar year in which they are received.

A Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained.  In such case, the Fund may designate its retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder in the Fund will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his or her shares in the Fund by an amount equal to the deemed distribution less the tax credit.

In general, dividends (other than capital gain dividends) paid by the Fund to U.S. individual shareholders may be eligible for the 15% preferential maximum tax rate to the extent that the Fund's income consists of dividends paid by U.S. corporations and certain "qualified foreign corporations" on shares that have been held by the Fund for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend.  Dividends paid on shares held by the Fund will not be taken into account in determining the applicability of the preferential maximum tax rate to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Dividends paid by REITs are not generally eligible for the preferential maximum tax rate.  Further, a "qualified foreign corporation" does not include any foreign corporation, which for its taxable year in which its dividend was paid, or the preceding taxable year, is a passive foreign investment company.  Unless extended, this favorable provision will expire on December 31, 2012, and ordinary dividends will again be taxed at tax rates applicable to ordinary income.  In order to be eligible for the preferential rate, the shareholder in the Fund must have held his or her shares in the Fund for at least 61 days during the 121-day period commencing 60 days before the Fund shares become ex-dividend.  Additional restrictions on a shareholder's qualification for the preferential rate may apply.

In general, dividends (other than capital gain dividends) paid by the Fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the Fund's income consists of dividends paid by U.S. corporations (other than REITs) on shares that have been held by the Fund for at least 46 days during the 91-day period commencing 45 days before the shares become ex-dividend.  Dividends paid on shares held by the Fund will not be taken into account for this purpose if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), or to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Moreover, the dividend received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing holding period and other requirements with respect to its shares of the Fund or by application of the Code.

If the Fund makes a distribution that is or is considered to be in excess of its current and accumulated "earnings and profits" for the relevant period, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder's basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale, Exchange or Redemption of Shares.  A sale, exchange or redemption of Fund shares will give rise to a gain or loss.  Any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months.  Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss.

However, any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares.  Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased (including by means of a dividend reinvestment plan) within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Generally, if a shareholder sells or redeems shares of a fund within 90 days of their original acquisition, the shareholder cannot claim a loss on the original shares attributable to the amount of their load charge if the load charge is reduced or waived on a future purchase of shares of any fund (on account of the prior load charge), but instead is required to reduce the basis of the original shares by the amount of their load charge and carry over that amount to increase the basis of the newly acquired fund shares.  Under the Modernization Act, this rule applies only if the acquisition of the new fund shares occurs on or before January 31 of the calendar year following the year in which the original shares were sold or redeemed.

If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Passive Foreign Investment Companies.  Funds that invest in foreign securities may own shares in certain foreign entities that are treated as "passive foreign investment companies" ("PFICs"), which could potentially subject the Fund to U.S. federal income tax (including interest charges) on distributions received from the PFIC or gains from a disposition of shares in the PFIC.  To avoid this treatment, to the extent the Fund owns PFIC shares, the Fund intends to make an election to mark the gains (and to a limited extent losses) in a PFIC "to the market" as though it had sold and repurchased its holdings in the PFIC on the last day of the Fund's taxable year.  Such gains and losses are treated as ordinary income and loss.  Alternatively, the Fund may in certain cases elect to treat a PFIC as a "qualified electing fund" (i.e., make a "QEF election"), in which case the Fund will be required to include in its income annually its share of the PFIC's income and net capital gains, regardless of whether the Fund receives any distribution from the PFIC.

The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation.  Making either of these elections therefore may require the Fund to liquidate investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Fund's total return.  Dividends paid by PFICs generally will not be eligible to be treated as qualified dividend income.

Non-U.S Taxes.  Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source.  Tax treaties between the United States and certain countries may reduce or eliminate such taxes.  If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, or, as provided in the Modernization Act, if at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs, the Fund may elect to "pass through" to its shareholders the amount of foreign taxes paid or deemed paid by the Fund.  If the Fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid or deemed paid by the Fund, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both).  For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources.  No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions.  In certain circumstances, a shareholder that (i) has held shares of the Fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares.  Additionally, the Fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for "creditable" taxes to flow-through.  Each shareholder should consult his or her own tax advisor regarding the potential application of foreign tax credits.

Foreign Currency Transactions.  Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.  Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are treated as ordinary income or loss.

Financial Products.  The Fund's investments in options, futures contracts, forward contracts, swaps and derivatives, as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund (including, potentially, without a corresponding receipt of cash with which to make required distributions), defer fund losses, cause adjustments in the holding periods of Fund securities, convert capital gains into ordinary income, render dividends that would otherwise be eligible for the dividends received deduction or a preferential rate of taxation ineligible for such treatment, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character of distributions to shareholders of the Fund.  In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid fund-level taxation.

Securities Issued or Purchased at a Discount and Payment-in-Kind Securities.  A fund's investments, if any, in securities issued or purchased at a discount, as well as certain other securities (including zero coupon obligations and certain redeemable preferred stock), may require a Fund to accrue and distribute income not yet received.  Similarly, ta Fund's investment in payment-in-kind securities will give rise to income which is required to be distributed even though a Fund receives no payment in cash on the security during the year.  In order to generate sufficient cash to make its requisite distributions, a Fund may be required to borrow money or sell securities in its portfolio that it otherwise would have continued to hold.

Certain Higher-Risk and High Yield Securities.  A Fund may invest in lower-quality fixed income securities, including debt obligations of issuers not currently paying interest or that are in default.  Investments in debt obligations that are at risk of or are in default present special tax issues for a Fund.  Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent a Fund should recognize market discount on such a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund shall allocate payments received on obligations in default between principal and interest.  These and other related issues will be addressed by a Fund if it invests in such securities as part of the Fund's efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Investing in Mortgage Entities.  Special tax rules may apply to the investments by a Fund in entities which invest in or finance mortgage debt.  Such investments include residual interests in "real estate mortgage investment conduits" ("REMICs") and interests in a REIT which qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code.  Although it is the practice of a Fund not to make such investments, there is no guarantee that a Fund will be able to sustain this practice or avoid an inadvertent investment.

Such investments may result in a fund receiving excess inclusion income ("EII") in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including shares held through nominee accounts, will be deemed to have received EII.  This can result in a Fund being required to pay tax on the portion of its EII that is allocated to disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income ("UBTI").  In addition, such amounts generally cannot be offset by net operating losses, will be treated as UBTI to tax-exempt organizations that are not disqualified organizations, and will be subject to a 30% withholding tax for shareholders who are not U.S. persons, notwithstanding any otherwise applicable exemptions or rate reductions in any relevant tax treaties.

Special tax consequences also apply where charitable remainder trusts invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools.  Furthermore, any investment in residual interests of a REMIC can create complex tax consequences to both aFund and its shareholders, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

Tax-Exempt Shareholders.  Under current law, the Fund serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by its tax-exempt shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities).  Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.  As noted above, a tax-exempt shareholder may also recognize UBTI if the Fund recognizes EII derived from direct or indirect investments in residual interests in REMICs or taxable mortgage pools.  If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Backup Withholding.  Each fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to a shareholder who fails to properly furnish the fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.  Corporate shareholders, certain foreign persons and other shareholders specified in the Code and applicable regulations are generally exempt from backup withholding, but may need to provide documentation to the fund to establish such exemption.

Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign Shareholders.  Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty, if any, to the extent derived from investment income and short-term capital gains.  In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or other applicable tax form certifying its entitlement to benefits under a treaty.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States.  Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or, if applicable, a lower treaty rate).  A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.  All non-U.S. shareholders should consult their tax advisors to determine the appropriate tax forms to provide to the Fund to claim a reduced rate or exemption from U.S. federal withholding taxes, and the proper completion of those forms.

In general, and subject to the exceptions described below, U.S. withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of Fund shares.

For non-U.S. shareholders of a fund, a distribution by a Fund that is attributable to a fund's receipt of certain capital gain distributions from a REIT and, for calendar years before 2012, gains from sales or exchanges of "United States real property interests" ("USRPIs") generally will be treated as "effectively connected" real property gain that is subject to tax in the hands of the non-U.S. shareholder at the graduated rates applicable to U.S. shareholders (subject to a special alternative minimum tax in the case of nonresident alien individuals), a potential 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation and a 35% withholding tax (which can be credited against the non-U.S. shareholder's direct U.S. tax liabilities) if a fund is a "United States real property holding corporation" (as such term is defined in the Code, and referred to herein as a "USRPHC") or would be but for the operation of certain exclusions.  An exception to such treatment is provided if the non-U.S. shareholder has not owned more than 5% of the class of stock of the fund in respect of which the distribution was made at any time during the one-year period ending on the date of the distribution.  In that case, the distribution generally is treated as an ordinary dividend subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).  In addition, non-U.S. shareholders may be subject to certain tax filing requirements if the fund is a USRPHC.

Gains from the disposition of fund shares by a non-U.S. shareholder will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if at any time during the five-year period ending on the date of disposition (or if shorter, the non-U.S. shareholder's holding period for the shares), the fund was a USRPHC and the foreign shareholder actually or constructively held more than 5% of the outstanding shares of the Fund.  Notwithstanding the foregoing, gains recognized upon a disposition of fund shares in calendar years before 2012 will not be subject to U.S. income or withholding taxes if the fund is "domestically controlled" (as such term is defined in the Code).

Non-U.S. shareholders that engage in certain "wash sale" and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from the fund that would be treated as gain effectively connected with a U.S. trade or business generally will be treated as having received such distributions.  All shareholders of the fund should consult their tax advisors regarding the application of the foregoing rule.

For calendar years before 2012, a distribution of a USRPI in redemption of a non-U.S. shareholder's Fund shares generally will cause the fund to recognize gain if the Fund is considered "domestically controlled."  If the fund is required to recognize gain, the amount of gain recognized will equal a percentage of the excess of the fair market value of the distributed USRPI over the fund's adjusted basis in the distributed USRPI, with such percentage based on the greatest foreign ownership percentage of the fund during the five-year period ending on the date of the redemption.

For taxable years of RICs beginning before January 1, 2012, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the fund's "qualified net interest income" (generally, the fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the fund's "qualified short-term capital gains" (generally, the excess of the fund's net short-term capital gain over the fund's long-term capital loss for such taxable year).  However, depending on its circumstances, the fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form).  In the case of shares held through an intermediary, the intermediary may withhold even if the fund designates the payment as qualified net interest income or qualified short-term capital gain.  Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Under legislation that is generally effective in respect of payments made after December 31, 2012, certain payments of U.S. source interest, dividends, and other fixed or determinable annual or periodical gains, profits and income, as well as gross proceeds from the sale or disposition of property of a type that can produce U.S. source dividends and interest (all such payments, "withholdable payments"), which are made to a "foreign financial institution," which term may include certain non-U.S. shareholders of the Fund, may be subject to a 30% withholding tax, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the Treasury or his/her delegate, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, "United States accounts"), and prescribed reporting requirements in respect of its United States accounts.  Further, a 30% withholding tax may apply in respect of payments by a foreign financial institution to certain account holders that do not comply with reasonable information requests aimed at enabling the foreign financial institution to identify its United States accounts and meet applicable reporting obligations.  The legislation further imposes a 30% withholding tax on certain payments to non-financial foreign entities.  The scope of this legislation is not entirely clear and no assurance can be given that some or all of the income of the fund and certain of its shareholders will not be subject to any of the new withholding taxes or that information will not be required to be reported to the IRS in respect of a shareholder's interest in the fund.  To comply with the requirements of the legislation, the fund may, in appropriate circumstances, require shareholders to provide information and tax documentation regarding their direct and indirect owners.

The legislation also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a "specified foreign financial asset" if the aggregate value of all such assets held by such individual exceeds $50,000.  Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets.  This information reporting requirement is generally applicable for taxable years beginning after March 18, 2010.  The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in the investments of the fund.

All non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the fund.

Other Tax Matters.  Special tax rules apply to investments through defined contribution plans and other tax-qualified plans.  Shareholders should consult their tax advisors to determine the suitability of shares of the fund as an investment through such plans and the precise effect of such an investment in their particular tax situation.

Dividends, distributions and gains from the sale of fund shares may be subject to state, local and foreign taxes.  Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

PORTFOLIO TRANSACTIONS

General.  The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages.  Funds managed by dual employees of the Manager and an affiliated entity, and funds that employ a sub-investment adviser, execute portfolio transactions through the trading desk of the affiliated entity or sub-investment adviser, as applicable (the "Trading Desk").  Those funds use the research facilities, and are subject to the internal policies and procedures, of applicable affiliated entity or sub-investment adviser.

The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed-income securities) and the commission rates or spreads to be paid.  Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable.  In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services.  The Trading Desk attempts to obtain best execution for the funds by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided;  (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security).  In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use.  Seeking to obtain best execution for all trades takes precedence over all other considerations.

Investment decisions for the Fund are made independently from those of the other investment companies and accounts advised by Dreyfus and its affiliates.   If, however, such other investment companies or accounts desire to invest in, or dispose of, the same securities as the Fund, Dreyfus or its affiliates may, but are not required to, aggregate (or "bunch") orders that are placed or received concurrently for more than one investment company or account and available investments or opportunities for sales will be allocated equitability to each.  In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.  When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the Fund will be charged or credited with the average price.

Dreyfus may buy for the Fund securities of issuers in which other investment companies or accounts advised by Dreyfus or BNY Mellon and its other affiliates have made, or are making, an investment in securities that are subordinate or senior to the securities purchased for the Fund.  For example, the Fund may invest in debt securities of an issuer at the same time that other investment companies or accounts are investing, or currently have an investment, in equity securities of the same issuer.  To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by BNY Mellon or its affiliates (including Dreyfus) relating to what actions are to be taken may raise conflicts of interests and Dreyfus or BNY Mellon and its other affiliates may take actions for certain accounts that have negative impacts on other advisory accounts, including the Fund.

Portfolio turnover may vary from year to year as well as within a year.  In periods in which extraordinary market conditions prevail, the portfolio managers will not be deterred from changing a Fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses.  The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.  Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

To the extent that a fund invests in foreign securities, certain of such fund's transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers.  For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

The portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security.  Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts ("cross transactions").  Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

Funds and accounts managed by the Manager, an affiliated entity or a sub-investment adviser may own significant positions in portfolio companies which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions.

IPO Allocations.  Certain funds advised by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may participate in IPOs.  In deciding whether to purchase an IPO, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) generally considers the capitalization characteristics of the security, as well as other characteristics of the security, and identifies funds and accounts with investment objectives and strategies consistent with such a purchase.  Generally, as more IPOs involve small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus.  The Manager (and where applicable, a sub-adviser or Dreyfus affiliate), when consistent with the fund's and/or account's investment guidelines, generally will allocate shares of an IPO on a pro rata basis.  In the case of "hot" IPOs, where the Manager (and if applicable, a sub-adviser or Dreyfus affiliate) only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably among participating funds or accounts managed by the Manager (or where applicable, a sub-adviser or Dreyfus affiliate).  "Hot" IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed.  The distribution of the partial allocation among funds and/or accounts will be based on relevant net asset values.  Shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation based on trading, custody, and other associated costs.  International hot IPOs may not be allocated on a pro rata basis due to transaction costs, market liquidity and other factors unique to international markets.

Soft Dollars.  The term "soft dollars" is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and other services to be used by the investment adviser.  Section 28(e) of the Securities Exchange Act of 1934 provides a "safe harbor" that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided.  Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

Subject to the policy of seeking best execution, Dreyfus-managed funds may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e).  Any and all research products and services received in connection with brokerage commissions will be used to assist the applicable affiliated entity in its investment decision-making responsibilities, as contemplated under Section 28(e).  Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.

The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms. Such services and products may include, but are not limited to the following:  fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies. The Trading Desk also may defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems with brokerage commissions generated by client transactions) or functions related thereto (such as clearance and settlement).  Some of the research products or services received by the Trading Desk may have both a research function and a non-research administrative function (a "mixed use").  If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in good faith the cost of such service or product accordingly.  The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars.  The non-research portion is paid for by the Trading Desk in hard dollars.

The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration.  Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided.  The Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful.  Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

There may be no correlation between the amount of brokerage commissions generated by a particular fund or client and the indirect benefits received by that fund or client.  The affiliated entity may receive a benefit from the research services and products that is not passed on to a fund in the form of a direct monetary benefit.  Further, research services and products may be useful to the affiliated entity in providing investment advice to any of the funds or clients it advises.  Likewise, information made available to the affiliated entity from brokerage firms effecting securities transactions for a fund may be utilized on behalf of another fund or client.  Information so received is in addition to, and not in lieu of, services required to be performed by the affiliated entity and fees are not reduced as a consequence of the receipt of such supplemental information.  Although the receipt of such research services does not reduce the normal independent research activities of the affiliated entity, it enables them to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

Brokerage Commissions.  The Company contemplates that, consistent with the policy of obtaining the most favorable net price, brokerage transactions may be conducted through the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) or their affiliates.  The Company's Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) are reasonable and fair.  For the fiscal year ended November 30, 2008, Global Stock Fund paid $103,691 and International Stock Fund paid $157,184 in brokerage commissions.  For the period from May 30, 2008 (commencement of operations of Dreyfus U.S. Equity Fund) through November 30, 2008, Dreyfus U.S. Equity Fund paid $5,714 in brokerage commissions.  For the fiscal year ended November 30, 2009, Global Stock Fund paid $172,663, International Stock Fund paid $243,374 and Dreyfus U.S. Equity Fund paid $3,979 in brokerage commissions.  For the fiscal year ended November 30, 2010, Global Stock Fund paid $157,808, International Stock Fund paid $471,123 and Dreyfus U.S. Equity Fund paid $138,251 in brokerage commissions. There were no gross spreads or concessions paid on principal transactions.

Regular Broker-Dealers.  Each Fund may acquire securities issued by one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the Fund's most recent fiscal year (i) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the Fund's portfolio transactions, (ii) engaged as principal in the largest dollar amount of the Fund's portfolio transactions or (iii) sold the largest dollar amount of the Fund's securities. The following is a list of each Fund that acquired securities of its regular brokers or dealers for the fiscal year ended November 30, 2010, the issuer of the securities and the aggregate value per issuer, as of November 30, 2010, of such securities:

Fund	Name of Regular Broker Dealer	Aggregate Value Per Issuer
Dreyfus U.S. Equity Fund	none
Global Stock Fund	HSBC Securities (USA) Inc.	$7,406,000
International Stock Fund	HSBC Securities (USA) Inc.	$15,684,000

Disclosure of Portfolio Holdings.  It is the policy of Dreyfus to protect the confidentiality of fund portfolio holdings and prevent the selective disclosure of non-public information about such holdings.  Each fund, or its duly authorized service providers, publicly discloses its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.  Each non-money market fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings at month-end, with a one-month lag, at www.dreyfus.com.  In addition, fifteen days following the end of each calendar quarter, each non-money market fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter.  Each money market fund, will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

If a fund's portfolio holdings are released pursuant to an ongoing arrangement with any party, such fund must have a legitimate business purpose for doing so, and neither the fund, nor Dreyfus or its affiliates, may receive any compensation in connection with an arrangement to make available information about the fund's portfolio holdings.  Funds may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

Funds may also disclose any and all portfolio information to their service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.  These service providers include the fund's custodian, independent registered public accounting firm, investment adviser, administrator, and each of their respective affiliates and advisers.

Disclosure of a Fund's portfolio holdings may be authorized only by the Company's Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the Company's Board.

SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF THE DREYFUS FAMILY OF FUNDS

The Board of each fund in the Dreyfus Family of Funds has delegated to Dreyfus the authority to vote proxies of companies held in a fund’s portfolio.  Dreyfus, through its participation on The Bank of New York Mellon Corporation’s Proxy Policy Committee (the “PPC”) applies The Bank of New York Mellon’s Proxy Voting Policy, related procedures and voting guidelines when voting proxies on behalf of the funds.

Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts.  Dreyfus further recognizes that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset.  An investment adviser's duty of loyalty precludes an adviser from subrogating its clients' interests to its own.  Accordingly, in voting proxies, Dreyfus seeks to act solely in the best financial and economic interests of the funds.

Dreyfus seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party vendors, and without consideration of any client relationship factors.  Further, Dreyfus engages a third party as an independent fiduciary to vote all proxies for Fund securities.

Each proxy is reviewed, categorized and analyzed in accordance with the PPC’s written guidelines in effect from time to time.  The guidelines are reviewed periodically and updated as necessary to reflect new issues and changes to the PPC’s policies on specific issues.  Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require.  Proposals for which a guideline has not yet been established are referred to the PPC for discussion and vote.  Additionally, the PPC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The PPC will also consider specific interests and issues raised by a fund, which interests and issues may require that a vote for a fund be cast differently from the collective vote in order to act in the best interests of such fund.

            Dreyfus believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote.  Dreyfus carefully reviews proposals that would limit shareholder control or could affect shareholder values.

Dreyfus generally opposes proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders.  Dreyfus generally supports proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

On questions of social responsibility where economic performance does not appear to be an issue, Dreyfus attempts to ensure that management reasonably responds to the social issues.  Responsiveness is measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. Dreyfus pays particular attention to repeat issues where management has failed in its commitment to take specific actions.  With respect to funds having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, Dreyfus votes such issues in accordance with those investment policies.

Information regarding how Dreyfus voted proxies for the funds is available on the Dreyfus website at www.dreyfus.com and on the SEC’s website at www.SEC.gov on the fund’s Form N-PX.

INFORMATION ABOUT THE COMPANY AND FUNDS

Each Fund share has one vote and, when-issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable.  Fund shares have equal rights as to dividends and in liquidation.  Shares have no preemptive or subscription rights and are freely transferable.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Company to hold annual meetings of shareholders.  As a result, shareholders may not consider each year the election of Board members or the appointment of auditors.  However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office. Shareholders may remove a Board member by the affirmative vote of a majority of the Company's outstanding voting shares.  In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes.  A shareholder of one series is not deemed to be a shareholder of any other series.  For certain matters shareholders vote together as a group; as to others they vote separately by series.

To date, the Board has authorized the creation of ten series of shares.  All consideration received by the Company for shares of a series, and all assets in which such consideration is invested, will belong to that series (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto.  The income attributable to, and the expenses of, a series will be treated separately from those of the other series of the Company.  The Company has the ability to create, from time to time, new series without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter.  Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series.  The Rule exempts the selection of the independent registered public accounting firm and the election of Board members from the separate voting requirements of the Rule.

Each Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements.  A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders.  If Fund management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor's exchange privilege, with or without prior notice.  Such investors also may be barred from purchasing shares of other funds in the Dreyfus Family of Funds.  Accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive or abusive trading.  In addition, a Fund may refuse or restrict purchase or exchange requests for Fund shares by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund.  If an exchange request is refused, the Company will take no other action with respect to Fund shares until it receives further instructions from the investor.  While the Company will take reasonable steps to prevent excessive short term trading deemed to be harmful to a Fund, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.

Effective May 17, 2006, the Company changed its name from "Dreyfus Premier New Leaders Fund, Inc." to its current name.  Effective June 1, 2007, "Class R" shares were redesignated as "Class I" shares.

The Company will send annual and semi-annual financial statements to all its shareholders.

The following shareholders are known by the Company to own of record 5% or more of the indicated Class of the Fund's outstanding voting securities on March 11, 2011.  A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

DREYFUS U.S. EQUITY FUND

Class A

BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	83.2407%
Class C BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	79.0601%
American Enterprise Investment Svc P.O. Box Minneapolis, MN 55440-9446	12.1563%
The Bank of New York Mellon Customer FBO David E London 209 Poker Hill Rd Underhill, VT 05489-9612	7.1930%
Class I SEI Private Trust Company c/o Mellon Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	98.1441%

Global Stock Fund

Class A

American Enterprise Investment Svc P.O. Box Minneapolis, MN 55440-9446	41.0782%
UBS WM USA 499 Washington Blvd Jersey City, NJ 07310-1995	17.2971%
Citigroup Global Markets Inc 333 West 34th Street – 3rd Floor New York, NY 10001-2402	9.4103%
Morgan Stanley & Co Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	9.3812%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.3126%

Class C
Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	34.7051%
Citigroup Global Markets Inc 333 West 34th Street – 3rd Floor New York, NY 10001-2402	18.3681%
Morgan Stanley & Co Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	11.1248%
American Enterprise Investment Svc P.O. Box Minneapolis, MN 55440-9446	10.1365%
UBS WM USA 499 Washington Blvd Jersey City, NJ 07310-1995	8.0798%
First Clearing, LLC 10750 Wheat First Drive Glen Allen VA 23060-9243	5.4117%
Class I SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	61.0562%
Dreyfus Premier Diversified International Fund The Dreyfus corporation 200 Park Avenue 7th Floor New York, NY 10166-0090	12.9741%
International Stock Fund
Class A
American Enterprise Investment SVC 707 2nd Avenue South Minneapolis, MN 55440-9446	39.0229%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2502	14.8168%
UBS WM USA 499 Washington Blvd Jersey City, NJ 07310-1995	10.5551%
Class C
Merrill Lynch, Pierce Fenner & Smith 4800 Deer Lake Dr. E. Fl. 3 Jacksonville, FL 32246-6484	26.5695%
First Clearing, LLC 10750 Wheat First Drive Glen Allen VA 23060-9243	15.5639%
UBS WM USA 499 Washington Blvd Jersey City, NJ 07310-1995	15.0416%
American Enterprise Investment SVC 707 2nd Avenue South Minneapolis, MN 55440-9446	14.9608%
Morgan Stanley & Co Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	8.3463%

Class I
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	91.0263%

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038‑4982, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the Fund.

APPENDIX

Rating Categories

Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service ("Moody's"), and Fitch Ratings ("Fitch"):

S&P

Long-term

AAA

An obligation rated 'AAA' has the highest rating assigned by S&P.  The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment.  The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.  A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r

The symbol 'r' is attached to the ratings of instruments with significant noncredit risks.  It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.  Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note:  The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation.  This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated 'B' is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

C

A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated 'D' is in payment default.  The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's

Long-term

Aaa

Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A

Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds rated 'Ca' represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C

Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:  Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1  (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2  (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3  (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch

Long-term investment grade

AAA

Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. 'AA' ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-term speculative grade

BB

Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. 'CC' ratings indicate that default of some kind appears probable.  'C' ratings signal imminent default.

DDD, DD, D

Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' ratings indicate potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality.  The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B

Speculative.  Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default.  Denotes actual or imminent payment default.

'NR' indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings:  A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'

Strategic Funds, Inc.

PART C. OTHER INFORMATION

Item 28.           Exhibits.

     (a)(i)            Registrant's Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on April 25, 1996.

     (a)(ii)           Articles of Amendment and Articles Supplementary, as amended, are incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on September 27, 2002.

(a)(iii)          Articles of Amendment are incorporated by reference to Exhibit (a)(iii) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on May 16, 2006.

(a)(iv)          Articles Supplementary are incorporated by reference to Exhibit (a)(iv) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on May 16, 2006.

(a)(v)           Articles Supplementary, as revised, are incorporated by reference to Exhibit (a)(v) of Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A, filed on December 16, 2008.

(a)(vi)          Articles of Amendment are incorporated by reference to Exhibit (a)(vi) of Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A, filed on April 30, 2009.

(a)(vii)         Articles of Supplementary are incorporated by reference to Exhibit (a)(vii) of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A, filed on September 25, 2009.

(a)(viii)        Articles of Supplementary are incorporated by reference to Exhibit (a)(viii) of Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A, filed on June 29, 2010.

                    (b)        Registrant's By‑Laws, as amended are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A, filed on April 26, 2006.

     (d)(i)           Management Agreement, as revised, is incorporated by reference to Exhibit (d)(i) of Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A, filed on June 29, 2010.

(d)(ii)           Sub-Investment Advisory Agreement with Walter Scott & Partners Limited, as amended, is incorporated by reference to Exhibit (d)(ii) of Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A, filed on May 27, 2008.

     (d)(iii)         Sub-Investment Advisory Agreement with Riverbridge Partners, LLC. is incorporated by reference to Exhibit (d)(iii) of Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A, filed on December 16, 2008.

     (d)(iv)         Sub-Investment Advisory Agreement with Walthausen & Co., LLC. is incorporated by reference to Exhibit (d)(iv) of Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A, filed on December 16, 2008.

     (d)(v)          Sub-Investment Advisory Agreement with Thompson, Siegel and Walmsley LLC is incorporated by reference to Exhibit (d)(v) of Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A, filed on December 16, 2008.

(d)(vi)          Sub-Investment Advisory Agreement with WestLB Mellon Asset Management (USA) LLC. is incorporated by reference to Exhibit (d)(ii) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on May 16, 2006.

(d)(vii)         Sub-Investment Advisory Agreement with Mellon Equity Associates, LLP. is incorporated by reference to Exhibit (d)(iii) of Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed on November 22, 2006.

     (d)(viii)       Sub-Investment Advisory Agreement with Neuberger Berman Management LLC is incorporated by reference to Exhibit (d)(ix) of Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A, filed on March 30, 2010.

(d)(ix)          Sub-Investment Advisory Agreement with Cupps Capital Management, LLC, with respect to Dreyfus Select Managers Large Cap Growth Fund is incorporated by reference to Exhibit (d)(ix) of Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A, filed on June 29, 2010.

     (d)(x)          Sub-Investment Advisory Agreement with Goldman Sachs Asset Management, L.P., with respect to Dreyfus Select    Managers Large Cap Growth Fund is incorporated by reference to Exhibit (d)(x) of Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A, filed on June 29, 2010.

     (d)(xi)         Sub-Investment Advisory Agreement with Mar Vista Investment Partners, LLC, with respect to Dreyfus Select Managers Large Cap Growth Fund is incorporated by reference to Exhibit (d)(xi) of Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A, filed on June 29, 2010.

     (d)(xii)        Sub-Investment Advisory Agreement with Riverbridge Partners, LLC, with respect to Dreyfus Select Managers Small Cap Growth Fund is incorporated by reference to Exhibit (d)(xii) of Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A, filed on June 29, 2010.

     (d)(xiii)       Sub-Investment Advisory Agreement with Geneva Capital Management Ltd, with respect to Dreyfus Select Managers Small Cap Growth Fund is incorporated by reference to Exhibit (d)(xiii) of Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A, filed on June 29, 2010.

     (d)(xiv)       Sub-Investment Advisory Agreement with Cupps Capital Management, LLC, with respect to Dreyfus Select Managers Small Cap Growth Fund is incorporated by reference to Exhibit (d)(xiv) of Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A, filed on June 29, 2010.

     (d)(xv)        Portfolio Allocation Management Agreement, as revised, is incorporated by reference to Exhibit (d)(xv) of Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A, filed on June 29, 2010.

(e)(i)            Amended and Restated Distribution Agreement dated October 1, 2010 is filed herewith.

(e)(ii)           Distribution and Shareholders Services Plan Agreements, as amended, are incorporated by reference to Exhibit (e)(ii) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on September 27, 2002.

(e)(iii)          Forms of Supplement to Service Agreements are incorporated by reference to Exhibit (e)(iii) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A, filed on April 27, 2007.

(g)(i)            Amended and Restated Custody Agreement with Mellon Bank, N.A. is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on April 25, 1996. Sub-Custodian Agreement is incorporated by reference to Exhibit (8)(b) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on April 25, 1996.

(g)(ii)           Sub-Custodian Agreement is incorporated by reference to Exhibit (8)(b) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on April 25, 1996.

(g)(iii)          Custody Agreement with The Bank of New York Mellon dated January 1, 2011 is filed herewith.

(g)(iv)          Foreign Custody Manager Agreement with The Bank of New York is incorporated by reference to Exhibit (g)(iii) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on May 16, 2006.

     (h)(i)           Shareholder Services Plan, as revised, is incorporated by reference to Exhibit (h)(i) of Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A, filed on June 29, 2010.

     (h) (ii)         Amended and Restated Transfer Agency Agreement is incorporated by reference to Exhibit (h)(ii) of Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A, filed on February 28, 2008.

     (i)                Opinion and Consent of Registrant's counsel are incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on April 25, 1996.

(j)                                Consent of Independent Registered Public Accounting Firm is filed herewith.

(m)                            Rule 12b-1 Distribution Plan, as revised, is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A, filed on June 29, 2010.

(n)                              Rule 18f-3 Plan, as revised, is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A, filed on June 29, 2010.

(p)(i)            Code of Ethics of the Bank of New York Mellon, is incorporated by reference to Exhibit (p)(i) of Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A, filed on February 28, 2008.

     (p)(ii)          Code of Ethics for Walthausen & Co. LLC is incorporated by reference to Exhibit (p)(ii) of Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A, filed on December 16, 2008.

     (p)(iii)         Code of Ethics for Riverbridge Partners, LLC is incorporated by reference to Exhibit (p)(iii) of Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A, filed on December 16, 2008.

     (p)(iv)         Code of Ethics for Thompson, Siegel and Walmsley LLC is incorporated by reference to Exhibit (p)(iv) of Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A, filed on December 16, 2008.

     (p)(v)          Code of Ethics for Cupps Capital Management, LLC is incorporated by reference to Exhibit (p)(v) of Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A, filed on June 29, 2010.

     (p)(vi)         Code of Ethics for Goldman Sachs Asset Management, L.P. is incorporated by reference to Exhibit (p)(vi) of Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A, filed on June 29, 2010.

     (p)(vii)        Code of Ethics for Mar Vista Investment Partners, LLC is incorporated by reference to Exhibit (p)(vii) of Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A, filed on June 29, 2010.

     (p)(viii)       Code of Ethics for Geneva Capital Management Ltd.  is incorporated by reference to Exhibit (p)(viii) of Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A, filed on June 29, 2010.

(p)(ix)          Code of Ethics for the Nonmanagement Board members of the Dreyfus Family of Funds is incorporated by reference to Exhibit (p)(iv) of Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A, filed on March 30, 2010.

Item 28.           Exhibits.- List (continued)

                        Other Exhibits

a)      Power of Attorney of certain officers of the Registrant is incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 58 to the Registration Statement on Form N-1A, filed on January 29, 2010.

b)      Certificate of Assistant Secretary is  incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A, filed on March 30, 2010.

Item 29.           Persons Controlled by or under Common Control with Registrant.

                        Not Applicable

Item 30.           Indemnification

                    The Registrant's charter documents set forth the circumstances under which indemnification shall be provided to any past or present Board member or officer of the Registrant. The Registrant also has entered into a separate agreement with each of its Board members that describes the conditions and manner in which the Registrant indemnifies each of its Board members against all liabilities incurred by them (including attorneys' fees and other litigation expenses, settlements, fines and penalties), or which may be threatened against them, as a result of being or having been a Board member of the Registrant. These indemnification provisions are subject to applicable state law and to the limitation under the Investment Company Act of 1940, as amended, that no board member or officer of a fund may be protected against liability for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his or her office. Reference is hereby made to the following: Article SEVENTH of the Registrant's Articles of Incorporation, Article VIII of the Registrant's By-Laws, as amended, Section 2-418 of the Maryland General Corporation Law, and Section 1.11 of the Distribution Agreement.

Item 31.           Business and Other Connections of Investment Adviser.

                        The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts.  Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator.

ITEM 31.              Business and Other Connections of Investment Adviser (continued)

                                Officers and Directors of Investment Adviser

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

Jonathan Baum Chief Executive Officer and Chair of the Board	MBSC Securities Corporation++	Chief Executive Officer Chairman of the Board Director Executive Vice President	3/08 - Present 3/08 - Present 6/07 - 3/08 6/07 - 3/08

J. Charles Cardona

President and Director	MBSC Securities Corporation++	Director Executive Vice President	6/07 - Present 6/07 - Present

	Universal Liquidity Funds plc+	Director	4/06 - Present

Diane P. Durnin

Vice Chair and Director	None

Phillip N. Maisano Director, Vice Chair and Chief Investment Officer	The Bank of New York Mellon *****	Senior Vice President	7/08 - Present

	BNY Mellon, National Association +	Senior Vice President	7/08 - Present

	Mellon Bank, N.A.+	Senior Vice President	4/06 - 6/08

	BNY Alcentra Group Holdings, Inc.++	Director	10/07 - Present

BNY Mellon Investment Office GP LLC*

		Manager	4/07 - Present

	Mellon Global Alternative Investments Limited London, England	Director	8/06 - Present

	Pareto Investment Management Limited London, England	Director	4/08 - Present

	The Boston Company Asset Management NY, LLC*	Manager	10/07 - Present

	The Boston Company Asset Management, LLC*	Manager	12/06 - Present

	Urdang Capital Management, Inc. 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462	Director	10/07 - Present

	Urdang Securities Management, Inc. 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462	Director	10/07 - Present

	EACM Advisors LLC 200 Connecticut Avenue Norwalk, CT 06854-1940	Chairman of Board	8/04 - Present

Phillip N. Maisano Director, Vice Chair and Chief Investment Officer

(continued)

	Founders Asset Management LLC****	Member, Board of Managers	11/06 - 12/09

	Standish Mellon Asset Management Company, LLC Mellon Financial Center 201 Washington Street Boston, MA 02108-4408	Board Member	12/06 - Present

	Mellon Capital Management Corporation***	Director	12/06 - Present

	Newton Management Limited London, England	Board Member	12/06 - Present

	Franklin Portfolio Associates, LLC*	Board Member	12/06 - Present

Robert G. Capone

Director	MBSC Securities Corporation++	Executive Vice President Director	4/07 - Present 4/07 - Present

	The Bank of New York Mellon*****	Vice President	2/06 - Present

Mitchell E. Harris

Director	Standish Mellon Asset Management Company LLC Mellon Financial Center 201 Washington Street Boston, MA 02108-4408	Chairman Chief Executive Officer Member, Board of Managers	2/05 - Present 8/04 - Present 10/04 - Present

	Alcentra NY, LLC++	Manager	1/08 - Present

	Alcentra US, Inc. ++	Director	1/08 - Present

	Alcentra, Inc. ++	Director	1/08 - Present

	BNY Alcentra Group Holdings, Inc.	Director	10/07 - Present

	Pareto New York LLC ++	Manager	11/07 - Present

	Standish Ventures LLC Mellon Financial Center 201 Washington Street Boston, MA 02108-4408	President Manager	12/05 - Present 12/05 - Present

	Palomar Management London, England	Director	12/97 - Present

	Palomar Management Holdings Limited London, England	Director	12/97 - Present

	Pareto Investment Management Limited London, England	Director	9/04 - Present

Jeffrey D. Landau

Director	The Bank of New York Mellon+	Executive Vice President	4/07 - Present

	Allomon Corporation+	Treasurer	12/07 - Present

	APT Holdings Corporation+	Treasurer	12/07 - Present

	BNY Mellon, N.A.+	Treasurer	7/07 - 0/10

	Mellon Funding Corporation+ The Bank of New York Mellon Corporation+	Treasurer Treasurer	12/07 - 12/09 7/07 - 01/10

Cyrus Taraporevala

Director	Urdang Capital Management, Inc. 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462	Director	10/07 - Present

	Urdang Securities Management, Inc. 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462	Director	10/07 - Present

	The Boston Company Asset Management NY, LLC*	Manager	08/06 – Present

	The Boston Company Asset Management LLC*	Manager	01/08 – Present

	BNY Mellon, National Association+	Senior Vice President	07/06 - Present

	The Bank of New York Mellon*****	Senior Vice President	07/06 - Present

Scott E. Wennerholm

Director	Mellon Capital Management Corporation***	Director	10/05 - Present

	Newton Management Limited London, England	Director	1/06 - Present

	Gannett Welsh & Kotler LLC	Manager	11/07 - Present

	222 Berkley Street Boston, MA 02116	Administrator	11/07 - Present

	BNY Alcentra Group Holdings, Inc. ++	Director	10/07 - Present

	Ivy Asset Management Corp. One Jericho Plaza Jericho, NY 11753	Director	12/07 - Present

	Urdang Capital Management, Inc. 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462	Director	10/07 - Present

	Urdang Securities Management, Inc. 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462	Director	10/07 - Present

	EACM Advisors LLC 200 Connecticut Avenue Norwalk, CT 06854-1940	Manager	6/04 - Present

Scott E. Wennerholm

Director

(continued)

	Franklin Portfolio Associates LLC*	Manager	1/06 - Present

	The Boston Company Asset Management NY, LLC*	Manager	10/07 - Present

	The Boston Company Asset Management LLC*	Manager	10/05 - Present

	Pareto Investment Management Limited London, England	Director	3/06 - Present

	Standish Mellon Asset Management Company, LLC Mellon Financial Center 201 Washington Street Boston, MA 02108-4408	Member, Board of Managers	10/05 - Present

	The Boston Company Holding, LLC*	Member, Board of Managers	4/06 - Present

	The Bank of New York Mellon *****	Senior Vice President	7/08 - Present

	BNY Mellon, National Association +	Senior Vice President	7/08 - Present

	Mellon Bank, N.A. +	Senior Vice President	10/05 - 6/08

	Mellon Trust of New England, N. A.*	Director Senior Vice President	4/06 - 6/08 10/05 - 6/08

	MAM (DE) Trust+++++	Member of Board of Trustees	1/07 - Present

	MAM (MA) Holding Trust+++++	Member of Board of Trustees	1/07 - Present

Bradley J. Skapyak

Chief Operating Officer and Director	MBSC Securities Corporation++	Executive Vice President	6/07 - Present
	The Bank of New York Mellon****	Senior Vice President	4/07 - Present

	The Dreyfus Family of Funds++	President	1/10 - Present

	Dreyfus Transfer, Inc. ++	Senior Vice President Director	5/10 - Present 5/10 - Present

Dwight Jacobsen

Executive Vice President and Director	None

Patrice M. Kozlowski

Senior Vice President – Corporate Communications	None

Gary Pierce Controller	The Bank of New York Mellon *****	Vice President	7/08 - Present

	BNY Mellon, National Association +	Vice President	7/08 - Present

	The Dreyfus Trust Company+++	Chief Financial Officer Treasurer	7/05 - 6/08 7/05 - 6/08

	Laurel Capital Advisors, LLP+	Chief Financial Officer	5/07 - Present

	MBSC Securities Corporation++	Director Chief Financial Officer	6/07 - Present 6/07 - Present

	Founders Asset Management, LLC****	Assistant Treasurer	7/06 - 12/09
	Dreyfus Consumer Credit Corporation ++	Treasurer	7/05 - 08/10

	Dreyfus Transfer, Inc. ++	Chief Financial Officer	7/05 - Present

	Dreyfus Service Organization, Inc.++	Treasurer	7/05 - Present
	Seven Six Seven Agency, Inc. ++	Treasurer	4/99 - Present

Joseph W. Connolly

Chief Compliance Officer	The Dreyfus Family of Funds++	Chief Compliance Officer	10/04 - Present

	Laurel Capital Advisors, LLP+	Chief Compliance Officer	4/05 - Present

	BNY Mellon Funds Trust++	Chief Compliance Officer	10/04 - Present

	MBSC Securities Corporation++	Chief Compliance Officer	6/07 – Present

Gary E. Abbs

Vice President – Tax	The Bank of New York Mellon+	First Vice President and Manager of Tax Compliance	12/96 – Present

	Dreyfus Service Organization++	Vice President – Tax	01/09 – Present

	Dreyfus Consumer Credit Corporation++	Chairman President	01/09 – 08/10 01/09 – 08/10

	MBSC Securities Corporation++	Vice President – Tax	01/09 – Present

Jill Gill

Vice President – Human Resources	MBSC Securities Corporation++	Vice President	6/07 – Present

	The Bank of New York Mellon *****	Vice President	7/08 – Present

	BNY Mellon, National Association +	Vice President	7/08 - Present

	Mellon Bank N.A. +	Vice President	10/06 – 6/08

Joanne S. Huber

Vice President – Tax	The Bank of New York Mellon+	State & Local Compliance Manager	07/1/07 – Present

	Dreyfus Service Organization++	Vice President – Tax	01/09 – Present

	Dreyfus Consumer Credit Corporation++	Vice President – Tax	01/09 – 08/10

	MBSC Securities Corporation++	Vice President – Tax	01/09 – Present

Anthony Mayo

Vice President – Information Systems	None

John E. Lane Vice President	A P Colorado, Inc. +	Vice President – Real Estate and Leases	8/07 - Present
	A P East, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	A P Management, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	A P Properties, Inc. +	Vice President – Real Estate and Leases	8/07 - Present
	Allomon Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	AP Residential Realty, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	AP Wheels, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	BNY Mellon, National Association +	Vice President – Real Estate and Leases	7/08 - Present
	Citmelex Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	Eagle Investment Systems LLC 65 LaSalle Road West Hartford, CT 06107	Vice President– Real Estate and Leases	8/07 - Present
	East Properties Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	FSFC, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	Holiday Properties, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	MBC Investments Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	MBSC Securities Corporation++	Vice President– Real Estate and Leases	8/07 - Present
	MELDEL Leasing Corporation Number 2, Inc. +	Vice President– Real Estate and Leases	7/07 - Present
	Mellon Bank Community Development Corporation+	Vice President– Real Estate and Leases	11/07 - Present
	Mellon Capital Management Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	Mellon Financial Services Corporation #1+	Vice President– Real Estate and Leases	8/07 - Present
	Mellon Financial Services Corporation #4+	Vice President – Real Estate and Leases	7/07 - Present
	Mellon Funding Corporation+	Vice President– Real Estate and Leases	12/07 - Present
John E. Lane Vice President (continued)	Mellon Holdings, LLC+	Vice President– Real Estate and Leases	12/07 - Present
	Mellon International Leasing Company+	Vice President– Real Estate and Leases	7/07 - Present
	Mellon Leasing Corporation+	Vice President– Real Estate and Leases	7/07 - Present
	Mellon Securities Trust Company+	Vice President– Real Estate and Leases	8/07 - 7/08
	Mellon Trust Company of Illinois+	Vice President– Real Estate and Leases	8/07 - 07/08
	Mellon Trust Company of New England, N.A.+	Vice President– Real Estate and Leases	8/07 - 6/08
	Mellon Trust Company of New York LLC++	Vice President– Real Estate and Leases	8/07 - 6/08
	Mellon Ventures, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	Melnamor Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	MFS Leasing Corp. +	Vice President– Real Estate and Leases	7/07 - Present
	MMIP, LLC+	Vice President– Real Estate and Leases	8/07 - Present
	Pareto New York LLC ++	Vice President– Real Estate and Leases	10/07 - Present
	Pontus, Inc. +	Vice President– Real Estate and Leases	7/07 - Present
	Promenade, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	RECR, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	Technology Services Group, Inc.*****	Senior Vice President	6/06 - Present

	Tennesee Processing Center LLC*****	Managing Director	5/08 - Present
		Senior Vice President	4/04 - 5/08

	Texas AP, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	The Bank of New York Mellon*****	Vice President – Real Estate and Leases	7/08 - Present
	The Bank of New York Mellon Corporation*****	Executive Vice President	8/07 - Present

	Trilem, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
Jeanne M. Login Vice President	A P Colorado, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	A P East, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	A P Management, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	A P Properties, Inc. +	Vice President – Real Estate and Leases	8/07 - Present
	Allomon Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	AP Residential Realty, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
Jeanne M. Login Vice President (continued)	AP Wheels, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	APT Holdings Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	BNY Investment Management Services LLC++++	Vice President– Real Estate and Leases	1/01 - Present
	BNY Mellon, National Association +	Vice President – Real Estate and Leases	7/08 - Present
	Citmelex Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	Eagle Investment Systems LLC+	Vice President– Real Estate and Leases	8/07 - Present
	East Properties Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	FSFC, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	Holiday Properties, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	MBC Investments Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	MBSC Securities Corporation++	Vice President– Real Estate and Leases	8/07 - Present
	MELDEL Leasing Corporation Number 2, Inc. +	Vice President– Real Estate and Leases	7/07 - Present
	Mellon Bank Community Development Corporation+	Vice President – Real Estate and Leases	11/07 - Present
	Mellon Capital Management Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	Mellon Financial Services Corporation #1+	Vice President– Real Estate and Leases	8/07 - Present
	Mellon Financial Services Corporation #4+	Vice President – Real Estate and Leases	7/07 - Present
	Mellon Funding Corporation+	Vice President – Real Estate and Leases	12/07 - Present
	Mellon Holdings LLC+	Vice President – Real Estate and Leases	12/07 - Present
	Mellon International Leasing Company+	Vice President– Real Estate and Leases	7/07 - Present
	Mellon Leasing Corporation+	Vice President– Real Estate and Leases	7/07 - Present
	Mellon Securities Trust Company+	Vice President – Real Estate and Leases	8/07 - 7/08
	Mellon Trust of New England, N.A. *	Vice President – Real Estate and Leases	8/07 - 6/08
	Mellon Trust Company of Illinois+	Vice President– Real Estate and Leases	8/07 - 7/08
	MFS Leasing Corp. +	Vice President– Real Estate and Leases	7/07 - Present
	MMIP, LLC+	Vice President– Real Estate and Leases	8/07 - Present
	Pontus, Inc. +	Vice President– Real Estate and Leases	7/07 - Present
	Promenade, Inc. +	Vice President – Real Estate and Leases	8/07 - Present
Jeanne M. Login Vice President (continued)	RECR, Inc. +	Vice President – Real Estate and Leases	8/07 - Present
	Tennesee Processing Center LLC*****	Managing Director	5/08 - Present
		Senior Vice President	4/04 - 5/08

	Texas AP, Inc. +	Vice President – Real Estate and Leases	8/07 - Present
	The Bank of New York Mellon*****	Vice President – Real Estate and Leases	7/08 - Present
	Trilem, Inc. +	Vice President – Real Estate and Leases	8/07 - Present

James Bitetto

Secretary

	The Dreyfus Family of Funds++	Vice President and Assistant Secretary	8/05 - Present

	MBSC Securities Corporation++	Assistant Secretary	6/07 - Present

	Dreyfus Service Organization, Inc.++	Secretary	8/05 - Present

	The Dreyfus Consumer Credit Corporation++	Vice President	2/02 - 08/10

	Founders Asset Management LLC****	Assistant Secretary	3/09 - 12/09

*	The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**	The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***	The address of the business so indicated is 50 Fremont Street, Suite 3900, San Francisco, California 94104.
****	The address of the business so indicated is 210 University Blvd., Suite 800, Denver, Colorado 80206.
*****	The address of the business so indicated is One Wall Street, New York, New York 10286.
+	The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++	The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++	The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
++++	The address of the business so indicated is White Clay Center, Route 273, Newark, Delaware 19711.
+++++	The address of the business so indicated is 4005 Kennett Pike, Greenville, DE 19804.

Item 32. Principal Underwriters

(a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

Advantage Funds, Inc.
BNY Mellon Funds Trust
CitizensSelect Funds
Dreyfus Appreciation Fund, Inc.
Dreyfus BASIC Money Market Fund, Inc.
Dreyfus BASIC U.S. Government Money Market Fund
Dreyfus BASIC U.S. Mortgage Securities Fund
Dreyfus Bond Funds, Inc.
Dreyfus Cash Management
Dreyfus Cash Management Plus, Inc.
Dreyfus Connecticut Municipal Money Market Fund, Inc.
Dreyfus Dynamic Alternatives Fund, Inc.
Dreyfus Funds, Inc.
The Dreyfus Fund Incorporated
Dreyfus Government Cash Management Funds
Dreyfus Growth and Income Fund, Inc.
Dreyfus Index Funds, Inc.
Dreyfus Institutional Cash Advantage Funds
Dreyfus Institutional Preferred Money Market Funds
Dreyfus Institutional Reserves Funds
Dreyfus Intermediate Municipal Bond Fund, Inc.
Dreyfus International Funds, Inc.
Dreyfus Investment Funds
Dreyfus Investment Grade Funds, Inc.
Dreyfus Investment Portfolios
The Dreyfus/Laurel Funds, Inc.
The Dreyfus/Laurel Funds Trust
The Dreyfus/Laurel Tax-Free Municipal Funds
Dreyfus LifeTime Portfolios, Inc.
Dreyfus Liquid Assets, Inc.
Dreyfus Manager Funds I
Dreyfus Manager Funds II
Dreyfus Massachusetts Municipal Money Market Fund
Dreyfus Midcap Index Fund, Inc.
Dreyfus Money Market Instruments, Inc.
Dreyfus Municipal Bond Opportunity Fund
Dreyfus Municipal Cash Management Plus
Dreyfus Municipal Funds, Inc.
Dreyfus Municipal Money Market Fund, Inc.
Dreyfus New Jersey Municipal Bond Fund, Inc.
Dreyfus New Jersey Municipal Money Market Fund, Inc.
Dreyfus New York AMT-Free Municipal Bond Fund
Dreyfus New York AMT-Free Municipal Money Market Fund
Dreyfus New York Municipal Cash Management
Dreyfus New York Tax Exempt Bond Fund, Inc.
Dreyfus Opportunity Funds
Dreyfus Pennsylvania Municipal Money Market Fund
Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.
Dreyfus Premier GNMA Fund, Inc.
Dreyfus Premier Investment Funds, Inc.
Dreyfus Premier Short-Intermediate Municipal Bond Fund
Dreyfus Premier Worldwide Growth Fund, Inc.
Dreyfus Research Growth Fund, Inc.
Dreyfus State Municipal Bond Funds
Dreyfus Stock Funds
Dreyfus Short-Intermediate Government Fund
The Dreyfus Socially Responsible Growth Fund, Inc.
Dreyfus Stock Index Fund, Inc.
Dreyfus Tax Exempt Cash Management Funds
The Dreyfus Third Century Fund, Inc.
Dreyfus Treasury & Agency Cash Management
Dreyfus Treasury Prime Cash Management
Dreyfus U.S. Treasury Intermediate Term Fund
Dreyfus U.S. Treasury Long Term Fund
Dreyfus 100% U.S. Treasury Money Market Fund
Dreyfus Variable Investment Fund
Dreyfus Worldwide Dollar Money Market Fund, Inc.
General California Municipal Money Market Fund
General Government Securities Money Market Funds, Inc.
General Money Market Fund, Inc.
General Municipal Money Market Funds, Inc.
General New York Municipal Money Market Fund
Strategic Funds, Inc.

(b)

Name and principal Business address

Positions and offices with the Distributor

Positions and Offices with Registrant
Jon R. Baum*	Chief Executive Officer and Chairman of the Board	None
Ken Bradle**	President and Director	None
Robert G. Capone****	Executive Vice President and Director	None
J. Charles Cardona*	Executive Vice President and Director	None
Sue Ann Cormack**	Executive Vice President	None
John M. Donaghey***	Executive Vice President and Director	None
Dwight D. Jacobsen*	Executive Vice President and Director	None
Mark A. Keleher*****	Executive Vice President	None
James D. Kohley***	Executive Vice President	None
Jeffrey D. Landau*	Executive Vice President and Director	None
William H. Maresca*	Executive Vice President and Director	None
Timothy M. McCormick*	Executive Vice President	None
David K. Mossman***	Executive Vice President	None
Irene Papadoulis**	Executive Vice President	None
Matthew Perrone**	Executive Vice President	None
Noreen Ross*	Executive Vice President	None
Bradley J. Skapyak*	Executive Vice President	President
Gary Pierce*	Chief Financial Officer and Director	None
Tracy Hopkins*	Senior Vice President	None
Denise B. Kneeland****	Senior Vice President	None
Mary T. Lomasney****	Senior Vice President	None
Barbara A. McCann****	Senior Vice President	None
Kevin L. O’Shea***	Senior Vice President	None
Christine Carr Smith*****	Senior Vice President	None
Ronald Jamison*	Chief Legal Officer and Secretary	None
Joseph W. Connolly*	Chief Compliance Officer (Investment Advisory Business)	Chief Compliance Officer
Stephen Storen*	Chief Compliance Officer	None
Maria Georgopoulos*	Vice President – Facilities Management	None
Stewart Rosen*	Vice President – Facilities Management	None
Natalia Gribas*	Vice President – Compliance and Anti-Money Laundering Officer	Anti-Money Laundering Compliance Officer
Karin L. Waldmann*	Privacy Officer	None
Gary E. Abbs***	Vice President - Tax	None
Timothy I. Barrett**	Vice President	None
Gina DiChiara*	Vice President	None
Jill Gill*	Vice President	None
Joanne S. Huber***	Vice President - Tax	None
John E. Lane******	Vice President – Real Estate and Leases	None
Jeanne M. Login******	Vice President – Real Estate and Leases	None
Donna M. Impagliazzo**	Vice President – Compliance	None
Edward A. Markward*	Vice President – Compliance	None
Anthony Nunez*	Vice President – Finance	None
William Schalda*	Vice President	None
John Shea*	Vice President – Finance	None
Christopher A. Stallone**	Vice President	None
Susan Verbil*	Vice President – Finance	None
William Verity*	Vice President – Finance	None
James Windels*	Vice President	Treasurer
James Bitetto*	Assistant Secretary	Vice President and Assistant Secretary
James D. Muir*	Assistant Secretary	None
Barbara J. Parrish***	Assistant Secretary	None
Cristina Rice***	Assistant Secretary	None

*	Principal business address is 200 Park Avenue, New York, NY 10166.
**	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***	Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258.
****	Principal business address is One Boston Place, Boston, MA 02108.
*****	Principal business address is 50 Fremont Street, Suite 3900, San Francisco, CA 94104.
******	Principal business address is 101 Barclay Street, New York 10286.

Item 33.     Location of Accounts and Records

                  1.         The Bank of New York Mellon

                              One Wall Street

                              New York, New York 10286

                  2.         DST Systems, Inc.

                              1055 Broadway

                              Kansas City, MO 64105

                  3.         The Dreyfus Corporation

                              200 Park Avenue

                              New York, New York 10166

Item 34.     Management Services

                  Not Applicable

Item 35.     Undertakings

                  None

SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 30th day of March, 2011.

Strategic Funds, Inc.

BY: /s/Bradley J. Skapyak* Bradley J. Skapyak, PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/Bradley J. Skapyak* Bradley J. Skapyak	President (Principal Executive Officer)	3/30/11

/s/James Windels* James Windels	Treasurer (Principal Financial and Accounting Officer)	3/30/11

/s/Joseph S. DiMartino* Joseph S. DiMartino	Chairman of the Board	3/30/11

/s/David W. Burke* David W. Burke	Board Member	3/30/11

/s/William Hodding Carter III* William Hodding Carter III	Board Member	3/30/11

/s/Gordon J. Davis* Gordon J. Davis	Board Member	3/30/11

/s/Joni Evans* Joni Evans	Board Member	3/30/11

/s/Ehud Houminer* Ehud Houminer	Board Member	3/30/11

/s/Richard C. Leone* Richard C. Leone	Board Member	3/30/11

/s/Hans C. Mautner* Hans C. Mautner	Board Member	3/30/11

/s/Robin A. Melvin* Robin A. Melvin	Board Member	3/30/11

/s/Burton N. Wallack* Burton N. Wallack	Board Member	3/30/11

/s/John E. Zuccotti* John E. Zuccotti	Board Member	3/30/11

*BY: /s/John B. Hammalian John B. Hammalian, Attorney-in-Fac

INDEX OF EXHIBITS

Exhibit No.

28(i)                 Amended and Restated Distribution Agreement.

28(g)(iii)          Custody Agreement with The Bank New York Mellon.

28 (j)                Consent of Independent Registered Public Accounting Firm.